UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23216

FS Series Trust

(Exact name of registrant as specified in charter)

201 Rouse Boulevard, Philadelphia, Pennsylvania	19112

(Address of principal executive officers)	(Zip code)

Michael C. Forman

FS Series Trust

201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1185

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1.   Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Annual report 2020

FS Series Trust

FS Multi-Strategy Alternatives Fund

FS Managed Futures Fund

FS Global Macro Fund

FS Real Asset Fund

FS Long/Short Equity Fund

Electronic Reports Disclosure — Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of FS Multi- Strategy Alternatives Fund’s, FS Managed Futures Fund’s, FS Global Macro Fund’s, FS Real Asset Fund’s and FS Long/Short Equity Fund’s (each a “Fund”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly may elect to receive shareholder reports and other communications from a Fund electronically by calling 877-628-8575 or emailing service@fsinvestments.com to make such arrangements. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. Shareholders who hold accounts directly may inform a Fund that you wish to continue receiving paper copies of your shareholder reports by calling 877-628-8575 or emailing service@fsinvestments.com. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the fund complex if you hold accounts directly or to all funds held in your account if you invest through your financial intermediary.

Annual Report for the Year Ended December 31, 2020

FS MULTI-STRATEGY ALTERNATIVES FUND
Dear Shareholder:
For the fiscal year ended December 31, 2020, FS Multi-Strategy Alternatives Fund (the “Fund”) returned -3.65% (Class I shares) with a realized 5.1% annualized monthly volatility and a 0.64 correlation to equities. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (which tracks the performance of the U.S. dollar-denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with remaining term to final maturity of less than 3 months), the primary benchmark for the Fund, had a positive return of  0.67% over this time period.
The Fund follows a “hybrid” investment approach — allocating to both skilled hedge fund managers for alpha and rules-based alternative beta strategies for long/short sources of return that can be captured systematically. These strategies trade long and short across different asset groups: stocks of major developed markets, country indices, bond futures, interest rate futures, currencies, bonds and credit securities.
The Fund allocated its assets to two underlying managers during the year ended December 31, 2020*:
•
Chilton Investment Company, LLC (“Chilton”) pursues a long/short equity strategy focused on high-quality companies with strong business models and growth potential at reasonable valuations.

•
MidOcean Credit Fund Management, L.P. (“MidOcean”) implements an event-driven long/short credit strategy which seeks to capture current income and growth from three primary pockets of inefficiencies in the credit market: callable bonds, short-dated credit and crossover credit.

The Fund invests across four main alternative beta strategy categories:
•
Equity:   Investing in stocks seeking to generate returns less sensitive to market direction based on specific factors (e.g. size, quality)

•
Macro:   Investing in bonds, currencies and commodities seeking to generate risk-adjusted returns through specific factors (e.g., value, carry)

•
Technical trading:   Investing across asset classes seeking to generate uncorrelated returns-based on price trends and trading patterns (e.g., momentum, mean reversion)

•
Volatility:   Investing in volatility markets seeking to profit from price inefficiencies and relative value opportunities (e.g., realized volatility vs implied volatility)

The Fund uses derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset, instrument or other reference, to increase market exposure and investment flexibility, or to obtain or reduce particular exposures. The Adviser expects to allocate up to 100% of the assets of the Fund among one or more alternative beta providers that offer the Fund exposure to the returns of rules-based alternative investment strategies that seek to achieve the Fund’s objective. An alternative beta provider is a financial institution that serves as a counterparty to the Fund in a total return swap (or similar instruments or other arrangements) that offers exposure to the returns of a specified underlying asset.
Performance this year was driven primarily by negative contributions from the rules-based alternative beta strategies. The Fund’s worst performing alternative beta strategies were equity risk premia strategies, particularly those strategies seeking to capture the value, size, and volatility factors. The macro category was the highest positive contributing alternative beta category in 2020. The Fund’s underlying managers, Chilton and MidOcean, both positively contributed to Fund performance in 2020. Looking forward, the Fund is positioned to adjust exposure in a quickly evolving market. Changes have been made to increase upside participation, while maintaining a defensive posturing with allocations to the defensive, dynamic strategies that we believe deliver protection during periods of market stress. We believe that the portfolio’s current construction is designed to achieve its goal of producing uncorrelated absolute returns through market cycles.
Sincerely,
•
Michael Kelly

•
Scott Burr

*
Effective during the first quarter of 2021, Crabel Capital Management, LLC (“Crabel”) will begin serving as an underlying manager to the Fund (see Note 12 for more information). Crabel specializes in the systematic, automated trading of worldwide futures and foreign exchange designed to capture market anomalies implemented through a technologically advanced, low latency infrastructure to deliver uncorrelated return.

FS MULTI-STRATEGY ALTERNATIVES FUND — (continued)
Cumulative Total Return
	For the Year Ended December 31, 2020	Since Inception (May 16, 2017)
FSMSX (Class I)	-3.65%	1.77%
FSMMX (Class A) with Full Sales Load	-9.48%	-4.89%
BofA Merril Lynch US 3month T-Bill	0.67%	5.59%
HFRX Global Hedge Fund Index	6.81%	12.02%
Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.fsinvestments.com.

FS MANAGED FUTURES FUND
Dear Shareholder:
For the fiscal year ended December 31, 2020, FS Managed Futures Fund (the “Fund”) returned 10.8% (Class I shares) with a realized 12.1% annualized monthly volatility and a -0.43 correlation to equities. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (which tracks the performance of the U.S. dollar-denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with remaining term to final maturity of less than 3 months), the primary benchmark for the Fund, had a positive return of 0.67% over this time-period.
The Fund seeks to achieve its investment objective by allocating its assets across a broad spectrum of alternative investment strategies. The Fund may provide exposure to alternative strategies across the five major asset classes (commodities, currencies, fixed income, equities and credit). The strategy will normally be implemented through rules-based strategies that typically use historical price data to determine whether to take a long, short, or cash position in a given instrument. A rules-based strategy is a methodology based on a systematic approach. Principal strategies include “momentum/trend” based strategies that buy and sell securities in the same direction as the historical price movement and “counter-trend/mean reversion” based strategies that buy and sell securities in the opposite direction as the historical price movement. Other alternative strategies that do not rely on historical prices may also be utilized to enhance return.
The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset, instrument, or other reference, to increase market exposure and investment flexibility, or to obtain or reduce particular exposures. For the 2020 fiscal year, the top performing strategies for the Fund were intra-day equity trading strategies that seek to monetize short term momentum signals. The bottom performing strategy for the Fund was an equity hedge strategy that seeks to provide exposure to the low volatility factor.
Rising market fragility, driven by the policy, illiquidity and positioning feedback loop creates a favorable backdrop for the Fund. With the market moving from calm to stressed in record level frequency and intensity, the Fund’s strategies can monetize the market across time frames — intra-day, weekly and monthly. The Fund has delivered its best returns during periods of market turbulence such as in March 2020 as a result of the COVID-19 pandemic and improves the overall risk adjusted return of traditional asset allocations.
Sincerely,
•
Michael Kelly

•
Scott Burr

FS MANAGED FUTURES FUND — (continued)
Cumulative Total Return
	For the Year End December 31, 2020	Since Inception (December 31, 2018)
FMGFX (Class I)	10.83%	10.94%
FMFFX (Class A) with Full Sales Load	4.16%	4.03%
BofA Merrill Lynch US 3 Month T-Bill	0.67%	2.96%
Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.fsinvestments.com.

FS GLOBAL MACRO FUND
Dear Shareholder:
For the fiscal year ended December 31, 2020, FS Global Macro Fund (the “Fund”)* returned -1.1% (Class I shares) with a realized 2.2% annualized monthly volatility and a 0.83 correlation to equities. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (which tracks the performance of the U.S. dollar-denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with remaining term to final maturity of less than 3 months), the primary benchmark for the Fund, had a positive return of 0.67% over this time-period.
The Fund seeks to achieve its investment objective by investing globally across a broad spectrum of alternative investment strategies. The Fund may provide exposure to alternative strategies across the five major asset classes (commodities, currencies, fixed income, equities and credit). The strategy is implemented through systematic, long and short, rules-based strategies that seek to capture returns generated from yield-based opportunities that exist across equity, fixed income, currency, and commodity instruments. The Adviser seeks to monetize returns associated with investing in higher yielding asset classes, instruments and securities, while managing portfolio risks.
The Fund utilizes systematic, rules-based alternative beta strategies. In general, alternative beta strategies seek to identify and capitalize upon market inefficiencies and market behavioral biases or risk premia. Alternative beta strategies typically have less correlation to traditional equity and fixed income markets than traditional investment strategies.
The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset, instrument, or other reference, to increase market exposure and investment flexibility, or to obtain or reduce particular exposures. In 2020, the top performing strategy for the Fund was a carry strategy which invests across asset classes excluding commodities, while the lowest performing strategy was a commodity strategy.
In the fourth quarter of the fiscal year, the Fund employed a sub-advisor and allocated a portion of its assets to MidOcean Credit Fund Management, L.P., a skilled long credit hedge fund manager to generate alpha for the fund
We believe that, given historically low yields and rising duration, going forward bonds will offer low return and income potential. The Fund invests in low duration income, equity dividend income and multi asset macro carry to address the short comings of traditional bonds. We believe that these strategies should deliver a superior income, lower risk and differentiating properties to other investments despite a challenging outlook for bonds in the future.
Sincerely,
•
Michael Kelly

•
Scott Burr

*
Effective February 16, 2021, the Fund’s name has changed to FS Alternative Opportunities Fund. Please see Note 12 for additional information.

FS GLOBAL MACRO FUND — (continued)
Cumulative Total Return
	For the Year Ended December 31, 2020	Since Inception (December 31, 2018)
FGMIX (Class I)	-1.11%	3.32%
FGMCX (Class A) with Full Sales Load	-7.12%	-3.36%
BofA Merrill Lynch US 3 Month T-Bill	0.67%	2.96%
Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.fsinvestments.com.

FS REAL ASSET FUND
Dear Shareholder:
For the fiscal year ended December 31, 20120, FS Real Asset Fund (the “Fund”) returned 8.1% (Class I shares) with a realized 16.4% annualized monthly volatility and a 0.89 correlation to equities. The primary benchmark for the Fund is a blended index consisting of 60% the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (which tracks the performance of the U.S. dollar-denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with remaining term to final maturity of less than 3 months) and 40% the S&P 500 Index (which tracks the performance of large capitalization US equities). This benchmark had a positive return of 9.0% over this period.
The Fund seeks to achieve its investment objective by actively allocating its assets across a broad spectrum of real asset instruments, which may include instruments or companies that derive their value from physical properties (such as natural resources, real estate, equipment and industrials, commodities and infrastructure) and inflation-indexed securities as well as instruments providing exposure to such instruments (such as derivative instruments).
The Fund utilizes systematic, rules-based alternative beta strategies. In general, alternative beta strategies seek to identify and capitalize upon market inefficiencies and market behavioral biases or risk premia. Alternative beta strategies typically have less correlation to traditional equity and fixed income markets than traditional investment strategies.
The Fund uses derivatives to execute investment objectives for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes. In attempting to achieve its investment objectives, the Fund primarily utilizes total return basket swaps that seek both long and short exposure on variety of strategies, in a notional amount, that the Fund could not otherwise have exposure to on a name-by-name basis. The total return basket swaps include exposure to equity and commodity risk.
The Fund’s best performing strategies in 2020 were strategies that had both long and short exposure to groups of equities in companies that derive their value from physical properties. The Fund’s long only strategies also exhibited positive returns for the year. The commodity related strategies delivered negative returns for the year.
Looking forward, rising growth expectations and an accommodative Federal Reserve may potentially increase inflation risk. The Fund seeks to deliver inflation protection and growth with income. The Fund’s underlying strategies focus on assets that can withstand inflation, explicitly benefit from inflation and offer growth / income potential. The Fund may also provide investment benefits in the pro-cyclical part of the market cycle when inflation emerges.
Sincerely,
•
Michael Kelly

•
Scott Burr

FS REAL ASSET FUND — (continued)
Cumulative Total Return
	For the Year Ended December 31, 2020	Since Inception (December 31, 2018)
FSRLX (Class I)	8.07%	19.03%
FARLX (Class A) with Full Sales Load	1.46%	11.52%
60% BAML 3 Month T Bill, 40% S&P 500	8.98%	23.48%
Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.fsinvestments.com.

FS LONG/SHORT EQUITY FUND
Dear Shareholder:
For the fiscal year ended December 31, 2020, FS Long/Short Equity Fund (the “Fund”) returned -0.33% (Class I shares) with a realized 8.5% annualized monthly volatility and a 0.61 correlation to equities. The HFRX Equity Hedge Index (which tracks hedge fund managers who employ equity hedge strategies that involve maintaining both long and short equity positions), the primary benchmark for the Fund, had a positive return of 5.2% over this period.
The Fund seeks to provide equity-like returns through long-short investing within equity markets. The Fund seeks to achieve its investment objective through a stock-selection based methodology that identifies securities that the Adviser expects to outperform and to underperform based on various qualitative and quantitative indicators. The Fund expects to implement long and short equity exposures for both hedging and return generation.
Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in equity instruments and equity-related and/or derivative instruments. In attempting to achieve its investment objective, the Fund primarily utilizes total return basket swaps that seek both long and short exposure on variety of strategies, in a notional amount, that the Fund could not otherwise have exposure to on a name-by-name basis. The total return basket swaps include exposure to equity risk.
The primary driver of negative performance in 2020 were the short positions held by the Fund, which suffered once markets began to rally back from their lows during the COVID-19 pandemic. The Fund’s other strategies, used to manage the level of factor and equity exposure in the Fund, collectively contributed negatively to performance in 2020 (as a result of the market rally in the second half of 2020). The highest performing strategy in 2020 was the fundamental long equity strategy.
Looking forward, while equities staged a remarkable comeback following the market decline in Q1 of 2020, we believe that the narrow beta and growth fueled rally is unlikely to persist. Furthermore, we believe that the recent pick-up in stock dispersions bodes well for active managers and strategies that can capture alpha on both the long and the short side. This increased opportunity set coupled with unique risk management may help mitigate the pitfalls of traditional long/short investing. For example, factor risk management is an important component of the Fund’s approach to emphasize stock selection, manage volatility and maintain an overall factor profile that we believe should provide a positive tailwind to returns. We believe that the Fund’s ability to deliver stock picking alpha, both on the long and short side, while managing beta and factor exposures should position the Fund to deliver compelling returns while reducing downside volatility when compared to broad equity markets.
Sincerely,
•
Michael Kelly

•
Scott Burr

FS LONG/SHORT EQUITY FUND — (continued)
Cumulative Total Return
	For the Year Ended December 31, 2020	Since Inception (December 31, 2018)
FSYIX (Class I)	-0.33%	18.59%
FSYAX (Class A) with Full Sales Load	-6.37%	11.25%
HFRX Equity Hedge	4.60%	15.80%
Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.fsinvestments.com.

Glossary of Terms
Alpha:   Gauges the performance of an investment against a market index or benchmark that is considered to represent the market’s movement as a whole.
Alternative beta strategies:   Rules-based strategies that seek to capture alternative sources of return across asset classes.
Beta is a measure of the volatility, or systematic risk, of an asset or a portfolio in comparison to a benchmark or the market as a whole, reflecting the tendency of returns to respond to market swings.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a month. At the end of the month, that issue is sold and rolled into a newly selected issue.
HFRX Equity Hedge Index is designed to be representative of the equity hedge fund manager universe. Equity hedge managers are substantially invested in equities, both long and short.
HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies.
S&P 500 Index is a benchmark of large-cap U.S. equities. The index includes 500 leading companies, captures approximately 80% coverage of available market capitalization.

Shareholder Fee Example (Unaudited)
Fund Expenses — for the period from July 01, 2020 through December 31, 2020 (Unaudited)
Example:   As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase (if any); and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1 fees); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The actual and hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the six months ended December 31, 2020.
Actual Expenses:   The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
FS Multi-Strategy Alternatives Fund	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period (*)	Annualized Net Expense Ratio (**)
Actual
Class A Shares	$1,000.00	$1,015.80	$12.36	2.44%
Class I Shares	$1,000.00	$1,017.00	$11.07	2.18%
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period (*)	Annualized Expense Ratio (**)
Hypothetical (5% annual return before expenses)
Class A Shares	$1,000.00	$1,012.87	$12.34	2.44%
Class I Shares	$1,000.00	$1,014.16	$11.06	2.18%
FS Managed Futures Fund	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period (*)	Annualized Net Expense Ratio (**)
Actual
Class A Shares	$1,000.00	$1,001.80	$2.55	0.51%
Class I Shares	$1,000.00	$1,002.50	$1.26	0.25%

	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period(*)	Annualized Expense Ratio(**)
Hypothetical (5% annual return before expenses)
Class A Shares	$1,000.00	$1,022.59	$2.58	0.51%
Class I Shares	$1,000.00	$1,023.88	$1.27	0.25%
FS Global Macro Fund	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period (*)	Annualized Net Expense Ratio (**)
Actual
Class A Shares	$1,000.00	$989.00	$2.49	0.50%
Class I Shares	$1,000.00	$991.90	$1.32	0.26%
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period (*)	Annualized Expense Ratio (**)
Hypothetical (5% annual return before expenses)
Class A Shares	$1,000.00	$1,022.63	$2.54	0.50%
Class I Shares	$1,000.00	$1,023.81	$1.34	0.26%
FS Real Asset Fund	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period (*)	Annualized Net Expense Ratio (**)
Actual
Class A Shares	$1,000.00	$1,160.10	$2.81	0.52%
Class I Shares	$1,000.00	$1,162.10	$1.36	0.25%
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period (*)	Annualized Expense Ratio (**)
Hypothetical (5% annual return before expenses)
Class A Shares	$1,000.00	$1,022.53	$2.63	0.52%
Class I Shares	$1,000.00	$1,023.88	$1.27	0.25%
FS Long/Short Equity Fund	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period (*)	Annualized Net Expense Ratio (**)
Actual
Class A Shares	$1,000.00	$1,088.30	$5.77	1.10%
Class I Shares	$1,000.00	$1,089.70	$4.47	0.85%
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period (*)	Annualized Expense Ratio (**)
Hypothetical (5% annual return before expenses)
Class A Shares	$1,000.00	$1,019.61	$5.58	1.10%
Class I Shares	$1,000.00	$1,020.86	$4.32	0.85%

*
Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the opening of business on July 1, 2020.

**
Annualized ratio of expenses to average net assets for the period from July 1, 2020 through December 31, 2020. The expense ratio includes the effect of expenses waived or reimbursed by FS Fund Advisor, LLC, each Fund’s investment adviser.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of FS Series Trust
Opinion on the Financial Statements
We have audited the accompanying consolidated (where applicable) statements of assets and liabilities of FS Series Trust (the “Trust”) (comprising FS Multi-Strategy Alternatives Fund, FS Managed Futures Fund, FS Global Macro Fund, FS Real Asset Fund, and FS Long/Short Equity Fund, collectively referred to as the “Funds”), including the consolidated (where applicable) schedules of investments, as of December 31, 2020, and the related consolidated (where applicable) statements of operations and changes in net assets, and the consolidated (where applicable) financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated (where applicable) financial position of each of the Funds comprising FS Series Trust at December 31, 2020, and the consolidated (where applicable) results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual Funds	Consolidated (where applicable) Statements of Operations	Consolidated (where applicable) Statements of Changes in Net Assets	Consolidated (where applicable) Financial Highlights
FS Multi-Strategy Alternatives Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the three years in the period ended December 31, 2020 and the period from May 16, 2017 (Commencement of Operations) to December 31, 2017
FS Managed Futures Fund FS Global Macro Fund FS Real Asset Fund FS Long/Short Equity Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as auditor of one or more FS Investments investment companies since 2013.
Philadelphia, Pennsylvania
March 01, 2021

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Corporate Bonds – 35.4%
Acadia Healthcare Co., Inc., 5.6%, 2/15/23		Healthcare-Services	$1,072	$1,080	$1,077
Acadia Healthcare Co., Inc., 5.5%, 7/1/28	(d)	Healthcare-Services	307	307	330
AECOM, 5.9%, 10/15/24		Engineering & Construction	468	502	523
Algeco Global Finance Plc, 8.0%, 2/15/23	(d)	Commercial Services	368	371	376
Alliance Data Systems Corp., 4.8%, 12/15/24	(d)	Diversified Financial Services	1,020	959	1,032
Altice France Holding S.A., 6.0%, 2/15/28	(d)	Telecommunications	209	196	212
APX Group, Inc., 8.5%, 11/1/24		Commercial Services	121	125	128
APX Group, Inc., 6.8%, 2/15/27	(d)	Commercial Services	429	406	462
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.8%, 7/15/27	(d)	Commercial Services	304	276	308
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 10.5%, 5/15/25	(d)	Commercial Services	350	342	414
Bausch Health Companies, Inc., 5.3%, 2/15/31	(d)	Pharmaceuticals	110	110	115
BCD Acquisition, Inc., 9.6%, 9/15/23	(d)	Auto Manufacturers	1,415	1,404	1,452
Bombardier, Inc., 6.0%, 10/15/22	(d)	Miscellaneous Manufacturing	618	593	608
Boxer Parent Companies, Inc., 9.1%, 3/1/26	(d)	Software	179	191	193
Callon Petroleum Co., 8.3%, 7/15/25		Oil & Gas	186	188	101
Carlson Travel, Inc., 6.8%, 12/15/25	(d)	Leisure Time	674	589	559
Carlson Travel, Inc., 10.5%, 3/31/25	(d)	Leisure Time	116	111	120
Cincinnati Bell, Inc., 7.0%, 7/15/24	(d)	Telecommunications	380	392	396
Cincinnati Bell, Inc., 8.0%, 10/15/25	(d)	Telecommunications	571	598	610
CITGO Petroleum Corp., 6.3%, 8/15/22	(d)	Oil & Gas	291	292	286
CITGO Petroleum Corp., 7.0%, 6/15/25	(d)	Oil & Gas	624	624	624
Colt Merger Sub, Inc., 5.8%, 7/1/25	(d)	Entertainment	396	399	420
CommScope Finance LLC, 6.0%, 3/1/26	(d)	Telecommunications	455	483	480
CoreCivic, Inc., 4.8%, 10/15/27		Commercial Services	768	668	684
Cornerstone Building Brands, Inc., 6.1%, 1/15/29	(d)	Building Materials	194	196	206
CP Atlas Buyer, Inc., 7.0%, 12/1/28	(d)	Building Materials	133	136	138
CSC Holdings LLC, 4.6%, 12/1/30	(d)	Media Entertainment	190	190	199
CSC Holdings LLC, 5.3%, 6/1/24		Media Entertainment	1,279	1,382	1,387
CVR Energy, Inc., 5.3%, 2/15/25	(d)	Oil & Gas	629	607	608
Dealer Tire LLC / DT Issuer LLC, 8.0%, 2/1/28	(d)	Auto Parts & Equipment	665	578	702
Delta Air Lines, Inc., 7.0%, 5/1/25	(d)	Airlines	91	105	105
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.8%, 10/20/28	(d)	Airlines	611	626	667
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.5%, 10/20/25	(d)	Airlines	122	122	130
Diamond Resorts International, Inc., 7.8%, 9/1/23	(d)	Lodging	864	883	890
eG Global Finance Plc, 8.5%, 10/30/25	(d)	Retail	824	889	875
eG Global Finance Plc, 6.8%, 2/7/25	(d)	Retail	709	690	731
Five Point Operating Co. LP / Five Point Capital Corp., 7.9%, 11/15/25	(d)	Real Estate	832	809	882
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Fly Leasing Ltd., 5.3%, 10/15/24		Trucking & Leasing	$153	$139	$146
Ford Motor Credit Co. LLC, 3.4%, 11/17/23		Auto Manufacturers	888	881	907
Ford Motor Credit Co. LLC, 3.1%, 1/9/23		Auto Manufacturers	450	439	459
Gateway Casinos & Entertainment Ltd., 8.3%, 3/1/24	(d)	Entertainment	434	449	410
GEO Group, Inc., 5.1%, 4/1/23		Real Estate Investment Trusts	210	195	190
GEO Group, Inc., 5.9%, 1/15/22		Real Estate Investment Trusts	400	394	398
GEO Group, Inc., 6.0%, 4/15/26		Real Estate Investment Trusts	203	174	162
Goodyear Tire & Rubber Co., 5.1%, 11/15/23		Auto Parts & Equipment	715	717	717
Graham Packaging Co., Inc., 7.1%, 8/15/28	(d)	Packaging & Containers	564	586	624
Herbalife Nutrition Ltd. / HLF Financing, Inc., 7.9%, 9/1/25	(d)	Pharmaceuticals	174	174	190
Intelsat Jackson Holdings S.A., 8.0%, 2/15/24 Telecommunications	(d) (e)	Telecommunications	751	761	770
IRB Holding Corp., 7.0%, 6/15/25	(d)	Retail	368	376	403
Iron Mountain, Inc., 4.5%, 2/15/31	(d)	Real Estate Investment Trusts	259	257	272
Iron Mountain, Inc., 5.6%, 7/15/32	(d)	Real Estate Investment Trusts	234	234	258
iStar, Inc., 5.5%, 2/15/26		Real Estate Investment Trusts	585	585	598
Kronos Acquisition Holdings, Inc., 9.0%, 8/15/23	(d)	Household Products/ Wares	610	626	625
Kronos Acquisition Holdings, Inc., 5.0%, 12/31/26	(d)	Household Products/ Wares	49	49	51
Kronos Acquisition Holdings, Inc., 7.0%, 12/31/27	(d)	Household Products/ Wares	253	258	265
LABL Escrow Issuer LLC, 6.8%, 7/15/26	(d)	Packaging & Containers	114	123	124
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.3%, 2/1/27	(d)	Real Estate Investment Trusts	390	339	384
Lamb Weston Holdings, Inc., 4.9%, 5/15/28	(d)	Food	120	129	134
LifePoint Health, Inc., 5.4%, 1/15/29	(d)	Healthcare-Services	411	408	411
LifePoint Health, Inc., 4.4%, 2/15/27	(d)	Healthcare-Services	372	362	379
Marriott Ownership Resorts, Inc., 6.1%, 9/15/25	(d)	Lodging	310	315	331
Maxim Crane Works Holdings Capital LLC, 10.1%, 8/1/24	(d)	Machinery-Diversified	676	685	706
Meritor, Inc., 6.3%, 2/15/24	(f)	Auto Parts & Equipment	255	256	261
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.5%, 6/20/27	(d)	Airlines	481	491	518
Molina Healthcare, Inc., 4.4%, 6/15/28	(d)	Healthcare-Services	273	278	288
Navistar International Corp., 6.6%, 11/1/25	(d) (f)	Auto Manufacturers	1,037	1,030	1,088
New Enterprise Stone & Lime Co., Inc., 6.3%, 3/15/26	(d)	Engineering & Construction	459	446	471
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
New Home Co., Inc., 7.3%, 10/15/25	(d)	Home Builders	$566	$569	$583
NGL Energy Partners LP / NGL Energy Finance Corp., 7.5%, 11/1/23	(d)	Pipelines	258	249	183
Nielsen Co. Luxembourg SARL, 5.5%, 10/1/21	(g) (h)	Commercial Services	617	618	620
Nielsen Finance LLC / Nielsen Finance Co., 5.0%, 4/15/22	(d)	Commercial Services	594	591	596
Pactiv LLC , 8.0%, 12/15/25		Packaging & Containers	217	220	249
Pactiv LLC, 8.4%, 4/15/27		Packaging & Containers	861	918	1,006
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 5.9%, 10/1/28	(d)	Real Estate Investment Trusts	174	174	186
Presidio Holdings, Inc., 4.9%, 2/1/27	(d)	Computers	178	183	189
Prime Healthcare Services, Inc., 7.3%, 11/1/25	(d)	Healthcare-Services	454	465	483
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.3%, 1/15/28	(d)	Commercial Services	752	722	808
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.8%, 4/15/26	(d)	Commercial Services	270	297	296
Scientific Games International, Inc., 5.0%, 10/15/25	(d)	Entertainment	201	206	208
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 8.0%, 9/20/25	(d)	Airlines	235	242	264
Stars Group Holdings B.V. / Stars Group US Co-Borrower LLC, 7.0%, 7/15/26	(d)	Entertainment	481	505	507
Stericycle, Inc., 5.4%, 7/15/24	(d)	Environmental Control	325	333	340
Stericycle, Inc., 3.9%, 1/15/29	(d)	Environmental Control	236	236	243
Sunoco LP / Sunoco Finance Corp., 6.0%, 4/15/27		Oil & Gas	96	85	102
T-Mobile USA, Inc., 4.0%, 4/15/22		Telecommunications	229	231	237
Taylor Morrison Communities, Inc., 5.1%, 8/1/30	(d)	Home Builders	536	560	601
United Natural Foods, Inc., 6.8%, 10/15/28	(d)	Food	238	242	249
US Foods, Inc., 6.3%, 4/15/25	(d)	Food	375	375	401
Vector Group Ltd., 10.5%, 11/1/26	(d)	Agriculture	185	196	200
Vector Group Ltd., 6.1%, 2/1/25	(d)	Agriculture	943	900	961
VeriSign, Inc., 4.6%, 5/1/23	(f)	Internet	441	439	446
Waste Pro USA, Inc., 5.5%, 2/15/26	(d)	Environmental Control	335	342	344
Welbilt, Inc., 9.5%, 2/15/24		Machinery-Diversified	499	475	517
WESCO Distribution, Inc., 5.4%, 12/15/21		Electrical Components & Equipment	704	701	705
XHR LP, 6.4%, 8/15/25	(d)	Real Estate Investment Trusts	773	782	817
XPO Logistics, Inc., 6.5%, 6/15/22	(d)	Transportation	1,617	1,590	1,625
Total Corporate Bonds				44,021	45,536

See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost(b)	Fair Value(c)
Common Stock – 9.9%
Adaptive Biotechnologies Corp.	(i)	Healthcare-Products	1,322	$64	$78
Ball Corp.	(h)	Packaging & Containers	14,186	947	1,322
Brown-Forman Corp.		Beverages	145	8	12
Capital One Financial Corp.		Diversified Financial Services	1,201	115	119
Cintas Corp.	(h)	Commercial Services	1,548	397	547
Costco Wholesale Corp.	(h)	Retail	1,453	425	548
CSX Corp.	(h)	Transportation	3,725	233	338
Danaher Corp.		Healthcare-Products	1,262	283	280
Davide Campari-Milano N.V.		Beverages	34,741	289	396
Domino’s Pizza, Inc.	(h)	Retail	1,012	296	388
Ecolab, Inc.	(h)	Chemicals	1,221	243	264
Five Below, Inc.	(h) (i)	Retail	2,408	254	421
Home Depot, Inc.	(h)	Retail	3,822	825	1,015
Intuit, Inc.		Software	577	152	219
Kansas City Southern	(h)	Transportation	2,696	403	550
Mastercard, Inc.	(h)	Diversified Financial Services	1,756	501	627
Mettler-Toledo International, Inc.	(i)	Electronics	534	373	609
Microsoft Corp.	(h)	Software	3,641	558	810
Moody’s Corp.	(h)	Commercial Services	1,514	339	440
Pool Corp.	(h)	Distribution/ Wholesale	1,135	233	423
Republic Services, Inc.	(h)	Environmental Control	4,786	395	461
Sherwin-Williams Co.	(h)	Chemicals	1,716	903	1,261
Thermo Fisher Scientific, Inc.	(h)	Healthcare-Products	901	280	420
Toro Co.	(h)	Machinery-Diversified	1,995	150	189
Ulta Salon Cosmetics & Fragrance, Inc.	(i)	Retail	268	52	77
Union Pacific Corp.	(h)	Transportation	3,032	492	631
Vroom, Inc.	(h) (i)	Retail	2,583	131	106
Zoetis, Inc.		Pharmaceuticals	1,681	209	278
Total Common Stock				9,550	12,829
Portfolio Company(a)	Footnotes	Yield	Number of Shares	Cost	Fair Value(c)
Short-Term Investments – 51.7%
State Street Institutional Liquid Reserves Fund – Premier Class	(j)	0.10%	66,508,862	$66,527	$66,522
Total Short-Term Investments				66,527	66,522
TOTAL INVESTMENTS – 97.0%				$120,098	124,887
Other Assets in Excess of Liabilities – 3.0%					3,816
Net Assets – 100.0%					$128,703
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Investments Sold Short
Portfolio Company(a)	Footnotes	Number of Shares	Proceeds	Fair Value(c)
Mutual Funds Sold Short – (2.6)%
Invesco QQQ Trust Series 1		(1,918)	$(594)	$(602)
iShares Russell 1000 ETF		(9,928)	(2,059)	(2,103)
iShares Russell 2000 ETF		(2,999)	(575)	(588)
Total Mutual Funds Sold Short			$(3,228)	$(3,293)
Portfolio Company(a)	Footnotes	Industry	Par(b)	Proceeds	Fair Value(c)
Corporate Bonds Sold Short – (6.3)%
Adient Global Holdings Ltd., 4.9%, 8/15/26		Auto Parts & Equipment	$(401)	$(397)	$(412)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.5%, 4/3/26		Diversified Financial Services	(280)	(280)	(314)
Aramark Services, Inc., 5.0%, 4/1/25		Food Service	(758)	(759)	(782)
Bausch Health Cos., Inc., 6.1%, 4/15/25		Pharmaceuticals	(533)	(540)	(550)
Boyd Gaming Corp., 6.4%, 4/1/26		Lodging	(273)	(273)	(284)
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp., 5.4%, 6/1/24		Entertainment	(273)	(270)	(274)
Cimarex Energy Co., 4.4%, 3/15/29		Oil & Gas	(402)	(427)	(458)
CommScope, Inc., 7.1%, 7/1/28		Telecommunications	(228)	(246)	(243)
Delta Air Lines, Inc., 7.4%, 1/15/26		Airlines	(46)	(53)	(53)
LABL Escrow Issuer LLC, 10.5%, 7/15/27		Packaging & Containers	(57)	(64)	(64)
Methanex Corp., 5.1%, 10/15/27		Chemicals	(404)	(413)	(440)
Navient Corp., 6.8%, 6/15/26		Diversified Financial Services	(402)	(417)	(439)
Presidio Holdings, Inc., 8.3%, 2/1/28		Computers	(89)	(94)	(98)
Radiate Holdco LLC / Radiate Finance, Inc., 6.5%, 9/15/28		Media Entertainment	(322)	(333)	(339)
Scientific Games International, Inc., 8.3%, 3/15/26		Entertainment	(201)	(211)	(217)
Sotheby’s, 7.4%, 10/15/27		Commercial Services	(254)	(257)	(273)
Teva Pharmaceutical Finance Netherlands III B.V., 6.8%, 3/1/28		Pharmaceuticals	(343)	(375)	(389)
TransDigm, Inc., 6.5%, 5/15/25		Aerospace/Defense	(460)	(463)	(473)
Tronox, Inc., 6.5%, 4/15/26		Chemicals	(401)	(408)	(418)
Uber Technologies, Inc., 7.5%, 9/15/27		Internet	(56)	(59)	(62)
United Rentals North America, Inc., 4.9%, 1/15/28		Commercial Services	(692)	(717)	(738)
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Par(b)	Proceeds	Fair Value(c)
US Foods, Inc., 5.9%, 6/15/24		Food	$(375)	$(356)	$(381)
Vistra Operations Co. LLC, 5.5%, 9/1/26		Electric	(195)	(199)	(203)
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.5%, 3/1/25		Lodging	(227)	(213)	(238)
Total Corporate Bonds Sold Short				$(7,824)	$(8,142)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Proceeds	Fair Value(c)
Common Stocks Sold Short – (2.1)%
Abercrombie & Fitch Co.		Retail	(2,303)	$(44)	$(47)
AGCO Corp.		Machinery-Diversified	(77)	(6)	(8)
American Airlines Group, Inc.		Airlines	(4,222)	(67)	(67)
Anheuser-Busch InBev S.A./N.V.		Beverages	(844)	(57)	(59)
Automatic Data Processing, Inc.		Commercial Services	(920)	(134)	(162)
Bank OZK		Commercial Banks	(5,636)	(144)	(176)
Bausch Health Companies, Inc.		Pharmaceuticals	(4,252)	(71)	(88)
Cheesecake Factory, Inc.		Retail	(5,187)	(153)	(192)
Credit Acceptance Corp.		Diversified Financial Services	(275)	(102)	(95)
FedEx Corp.		Transportation	(269)	(77)	(70)
Flowserve Corp.		Machinery-Diversified	(3,071)	(83)	(113)
Goosehead Insurance, Inc.		Insurance	(81)	(8)	(10)
Kohl’s Corp.		Retail	(6,141)	(156)	(250)
Lands’ End, Inc.		Internet	(741)	(10)	(16)
Macy’s, Inc.		Retail	(5,908)	(51)	(66)
Oracle Corp.		Software	(691)	(45)	(45)
Oshkosh Corp.		Machinery-Construction & Mining	(1,185)	(92)	(102)
Paychex, Inc.		Software	(2,684)	(215)	(250)
Pearson Plc		Media Entertainment	(2,631)	(21)	(24)
Red Robin Gourmet Burgers, Inc.		Retail	(614)	(11)	(12)
salesforce.com, Inc.		Software	(308)	(69)	(69)
Snap-on, Inc.		Hand/Machine Tools	(967)	(136)	(166)
Splunk, Inc.		Software	(230)	(40)	(39)
Tenaris S.A.		Metal Fabricate/ Hardware	(1,576)	(16)	(25)
Tenet Healthcare Corp.		Healthcare-Services	(733)	(20)	(29)
Tesla, Inc.		Auto Manufacturers	(32)	(21)	(23)
Under Armour, Inc.		Apparel	(9,422)	(99)	(162)
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Proceeds	Fair Value(c)
Westinghouse Air Brake Technologies Corp.		Machinery-Diversified	(1,124)	$(73)	$(82)
Xylem, Inc.		Machinery-Diversified	(2,070)	(149)	(211)
Total Common Stocks Sold Short				$(2,170)	$(2,658)
Total Investments Sold Short				$(13,222)	$(14,093)

Forward Foreign Currency Exchange Contracts
Counterparty	Contract Settlement Date	Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley & Co. International PLC	3/17/21	EUR	28	USD	34	$—	$—
Morgan Stanley & Co. International PLC	3/17/21	USD	14	EUR	11	—	—
Morgan Stanley & Co. International PLC	3/17/21	USD	14	EUR	11	—	—
Morgan Stanley & Co. International PLC	3/17/21	USD	440	EUR	361	—	2
State Street Bank and Trust Co.	3/17/21	EUR	28	USD	34	—	—
State Street Bank and Trust Co.	3/17/21	EUR	9	USD	11	—	—
Total Forward Foreign Currency Exchange Contracts						$—	$2
Total Return Index Swaps(k) – (0.2)%
Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Premium Paid (Received)	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	0%	Total return on BofA Merrill Lynch Commodity Excess Return Strategy(l)	USD 11,134	8/18/21	Quarterly	$—	$(91)	$—	$91
Barclays Bank PLC	Fixed Rate of 0.35%	Total return on Barclays Equity Intraday Momentum Index(m)	USD 21,800	11/24/21	Quarterly	—	(181)	—	181
BNP Paribas	3 Month LIBOR + 0.15%	Total return on BNP Equity Value Factor Index(n)	USD 18,807	6/15/21	Quarterly	—	113	113	—
BNP Paribas	Total return on BNP Equity Growth Factor Index(o)	3 Month LIBOR – 0.05%	USD 9,260	6/15/21	Quarterly	—	(175)	—	175
BNP Paribas	3 Month LIBOR – 0.15%	Total return on MSCI Emerging Net Total Return USD Index(p)	USD 14,825	6/3/21	Quarterly	—	640	640	—
BNP Paribas	Total return on MSCI Daily Total Return Gross EAFE USD Index(q)	3 Month LIBOR + 0.32%	USD 7,355	6/3/21	Quarterly	—	(183)	—	183
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Premium Paid (Received)	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Credit Suisse International	Fixed Rate of 0.50%	Total return on Credit Suisse Gamma Weighted Dispersion Index ER(r)	USD 5,061	11/19/21	Monthly	$—	$(23)	$—	$23
Deutsche Bank	0%	Total return on Deutsche Bank Diversified Rates Strategy Index 008(s)	USD 43,623	6/15/21	Quarterly	—	(9)	—	9
Goldman Sachs International	Fixed Rate of 0.45%	Total return on Goldman Sachs Macro Index MF13(t)	USD 11,660	11/25/21	Quarterly	—	267	267	—
Goldman Sachs International	Fixed Rate of 0.15%	Total return on Goldman Sachs Calls-vs-Calls Series 2 Excess Return Strategy Index(u)	USD 7,541	11/6/21	Quarterly	—	130	130	—
Goldman Sachs International	Fixed Rate of 0.15%	Total return on Goldman Sachs Systematic Skew US Series 1D Excess Return Strategy Index(v)	USD 4,529	11/6/21	Quarterly	—	50	50	—
JP Morgan Chase Bank, N.A.	Total return on JPM Short ERP Sector Index (w)	3 Month LIBOR – 0.25%	USD 10,484	8/3/21	Quarterly	—	32	32	—
JP Morgan Chase Bank, N.A.	Fixed Rate of 0.04%	Total return on JP Morgan Equity Risk Premium – Global Pure Low Vol L/S USD Index 1(x)	USD 8,504	6/30/21	Quarterly	—	24	24	—
JP Morgan Chase Bank, N.A.	3 Month LIBOR + 0.60%	Total return on JPM Long ERP Sector Index(y)	USD 11,068	8/3/21	Quarterly	—	(110)	—	110
JP Morgan Chase Bank, N.A.	Fixed Rate of 0.25%	Total return on JPM Correlation Spread Index(z)	USD 9,234	7/30/21	Quarterly	—	(528)	—	528
JP Morgan Chase Bank, N.A.	Total return on iBoxx USD Liquid High Yield Index	3 Month LIBOR	USD 5,000	3/20/21	Quarterly	—	(58)	—	58
JP Morgan Chase Bank, N.A.	Fixed Rate of 0.20%	Total return on US Conviction Mean Reversion Index(aa)	USD 7,530	11/4/21	Quarterly	—	(35)	—	35
Nomura Securities Co., Ltd.	Fixed Rate of 0.15%	Total return on Nomura G10 All Currencies Mean Reversion 25x w/ no Vol Adj Index(ab)	USD 13,300	7/30/21	Quarterly	—	50	50	—
Societe Generale	Fixed Rate of 0.15%	Total return on Delta Capped Mean Reversion Index(ac)	USD 8,030	11/9/21	Quarterly	—	(99)	—	99
Societe Generale	Fed Funds Rate	Total return on Soc Gen Vol Roll on Rates Index(ad)	USD 24,902	4/7/21	N/A	—	8	8	—
Total Total Return Index Swaps						$—	$(178)	$1,314	$1,492

See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Denominated in U.S. dollars unless otherwise noted.

(c)
Fair value as of December 31, 2020 is determined by the board of trustees of FS Series Trust (the “Trust”). See Note 2 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy and other significant accounting policies.

(d)
Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $34,353, which represents approximately 26.7% of net assets as of December 31, 2020.

(e)
Security is in default.

(f)
All or portion of security is pledged as collateral for swaps. Total market value of securities pledged as collateral on swaps amounts to $1,795, which represents approximately 1.4% of net assets as of December 31, 2020.

(g)
All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $620, which represents approximately 0.5% of net assets as of December 31, 2020.

(h)
Security or portion thereof is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with Morgan Stanley & Co. (“MSC”). Securities may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to terms and conditions governing the prime brokerage facility with MSC. As of December 31, 2020, there were no securities rehypothecated by MSC.

(i)
Security is non-income producing.

(j)
Rate represents the seven-day yield as of December 31, 2020. The State Street Institutional Liquid Reserves Fund’s financial statements are available on the SEC’s website at http://www.sec.gov.

(k)
The Fund pays or receives periodic payments in accordance with the total return swap contracts depending on the performance of the reference index. On reset dates and on the expiration date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of (i) the accrued financing fees and (ii) the percentage change in price of the reference index times the notional amount, and (iii) if applicable any dividends received into the basket since the previous reset date. Valuations may be inclusive of interest and/or dividends receivable/payable and, as a result, the notional amounts presented may not recalculate directly with the fair value presented.

(l)
Basket of three commodity strategies: Cross-Maturity Seasonal Carry, Cross-Sectional Carry/Backwardation, and Spot Price Mean Reversion Value.

Top Underlying Components	Notional	Percentage of Equity Notional
Futures
NATURAL GAS Jun 21	2,209	20.00%
NATURAL GAS Mar 21	(2,087)	-18.90%
LME COPPER Mar 21	(1,966)	-17.80%
LME COPPER Apr 21	1,955	17.70%
WTI CRUDE Mar 21	(1,944)	-17.60%
SOYBEAN Mar 21	(1,756)	-15.90%
BRENT CRUDE Mar 21	(1,745)	-15.80%
SOYBEAN Jul 21	1,723	15.60%
CORN Mar 21	(1,645)	-14.90%
CORN Jul 21	1,612	14.60%
WTI CRUDE Apr 21	1,369	12.40%
SOYBEAN MEAL Jul 21	1,215	11.00%
BRENT CRUDE May 21	1,182	10.70%
LIVE CATTLE Apr 21	(1,104)	-10.00%
LEAN HOGS Apr 21	1,104	10.00%
SILVER Mar 21	(1,104)	-10.00%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Notional	Percentage of Equity Notional
LIVE CATTLE Jun 21	1,071	9.70%
LME PRI ALUM Mar 21	(1,060)	-9.60%
LME PRI ALUM Apr 21	1,049	9.50%
SOYBEAN MEAL Mar 21	(1,049)	-9.50%
SOYBEAN OIL Jul 21	906	8.20%
LME ZINC Mar 21	(895)	-8.10%
LME ZINC Apr 21	895	8.10%
WHEAT (CBT) Jul 21	895	8.10%
LIVE CATTLE Feb 21	(817)	-7.40%
SOYBEAN OIL Mar 21	(795)	-7.20%
WHEAT (CBT) Mar 21	(795)	-7.20%
LME NICKEL Mar 21	(729)	-6.60%
LME NICKEL Apr 21	729	6.60%
SUGAR #11 (WORLD) Jul 21	729	6.60%
SUGAR #11 (WORLD) May 21	(718)	-6.50%
COFFEE ‘C’ Mar 21	(641)	-5.80%
COFFEE ‘C’ Jul 21	641	5.80%
NATURAL GAS Dec 21	(607)	-5.50%
LME COPPER Dec 21	497	4.50%
WTI CRUDE Dec 21	464	4.20%
SOYBEAN Nov21	453	4.10%
CORN Dec 21	431	3.90%
GASOLINE RBOB Apr 21	431	3.90%
KC HRW WHEAT Mar 21	(420)	-3.80%
LEAN HOGS Feb 21	(409)	-3.70%
GASOLINE RBOB Mar 21	(409)	-3.70%
BRENT CRUDE Dec 21	398	3.60%
Low Su Gasoil G Apr 21	387	3.50%
COTTON NO.2 Mar 21	(375)	-3.40%
COTTON NO.2 May 21	364	3.30%
NY Harb ULSD Apr 21	342	3.10%
LEAN HOGS Jun 21	342	3.10%
SILVER May 21	(331)	-3.00%
KC HRW WHEAT Jul 21	309	2.80%

(m)
Aims to capture intraday trends and momentum in the S&P 500.

Top Underlying Components	Notional	Percentage of Equity Notional
Index
Barclays IDME Strategy Index	21,627	100.00%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

(n)
Seeks to provide directional exposure that is long Wilshire US Large Cap Value Equities.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
Microsoft Corp	2,272	505	2.67%
Walmart Inc	919	132	0.70%
Johnson & Johnson	840	132	0.70%
JPMorgan Chase & Co	954	121	0.64%
Walt Disney Co/The	600	109	0.58%
Oracle Corp	1,636	106	0.56%
Intel Corp	2,102	105	0.55%
Bank of America Corp	2,859	87	0.46%
Procter & Gamble Co/The	601	84	0.44%
Comcast Corp	1,586	83	0.44%
AbbVie Inc	759	81	0.43%
Verizon Communications Inc	1,382	81	0.43%
Coca-Cola Co/The	1,451	80	0.42%
Pfizer Inc	1,966	72	0.38%
PepsiCo Inc	488	72	0.38%
Merck & Co Inc	877	72	0.38%
AT&T Inc	2,444	70	0.37%
Abbott Laboratories	621	68	0.36%
Cisco Systems Inc	1,458	65	0.35%
Amgen Inc	280	64	0.34%
QUALCOMM Inc	416	63	0.34%
Bristol-Myers Squibb Co	1,002	62	0.33%
McDonald’s Corp	274	59	0.31%
Eli Lilly & Co	340	57	0.30%
Chevron Corp	678	57	0.30%
Synchronoss Technologies Inc	12,017	56	0.30%
Danaher Corp	254	56	0.30%
DXC Technology Co	2,161	56	0.29%
General Electric Co	5,143	56	0.29%
Texas Instruments Inc	337	55	0.29%
MTS Systems Corp	949	55	0.29%
First Solar Inc	554	55	0.29%
Kraft Heinz Co/The	1,564	54	0.29%
Madison Square Garden Entertai	514	54	0.29%
Mitek Systems Inc	3,017	54	0.28%
Wells Fargo & Co	1,759	53	0.28%
Hewlett Packard Enterprise Co	4,427	52	0.28%
Goldman Sachs Group Inc/The	197	52	0.27%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Jabil Inc	1,215	52	0.27%
CenturyLink Inc	5,301	52	0.27%
Citigroup Inc	837	52	0.27%
Gannett Co Inc	15,345	52	0.27%
Arrow Electronics Inc	521	51	0.27%
Juniper Networks Inc	2,190	49	0.26%
Xerox Holdings Corp	2,118	49	0.26%
Cardtronics PLC	1,381	49	0.26%
General Motors Co	1,169	49	0.26%
CVS Health Corp	711	49	0.26%
Bunge Ltd	731	48	0.25%
Philip Morris International In	571	47	0.25%

(o)
Seeks to provide directional exposure that is short Wilshire US Large Cap Growth Equities.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
Apple Inc	(2,626)	(348)	-3.69%
Amazon.com Inc	(74)	(243)	-2.57%
Alphabet Inc	(96)	(169)	-1.79%
Tesla Inc	(166)	(117)	-1.24%
Facebook Inc	(418)	(114)	-1.21%
Berkshire Hathaway Inc	(356)	(82)	-0.87%
NVIDIA Corp	(132)	(69)	-0.73%
Charter Communications Inc	(74)	(49)	-0.52%
NIKE Inc	(341)	(48)	-0.51%
PayPal Holdings Inc	(206)	(48)	-0.51%
Crowdstrike Holdings Inc	(226)	(48)	-0.51%
Square Inc	(199)	(43)	-0.46%
Enphase Energy Inc	(243)	(43)	-0.45%
Advanced Micro Devices Inc	(455)	(42)	-0.44%
MongoDB Inc	(112)	(40)	-0.43%
Veru Inc	(4,644)	(40)	-0.43%
Netflix Inc	(73)	(40)	-0.42%
Pinterest Inc	(594)	(39)	-0.42%
Estee Lauder Cos Inc/The	(141)	(38)	-0.40%
Cloudflare Inc	(491)	(37)	-0.40%
salesforce.com Inc	(163)	(36)	-0.38%
Cable One Inc	(16)	(36)	-0.38%
RingCentral Inc	(95)	(36)	-0.38%
Ubiquiti Inc	(128)	(36)	-0.38%
Twilio Inc	(105)	(35)	-0.38%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Okta Inc	(136)	(35)	-0.37%
Zoom Video Communications Inc	(102)	(35)	-0.37%
Domo Inc	(541)	(34)	-0.37%
Paycom Software Inc	(76)	(34)	-0.36%
Zebra Technologies Corp	(88)	(34)	-0.36%
Trimble Inc	(508)	(34)	-0.36%
Arista Networks Inc	(117)	(34)	-0.36%
Monolithic Power Systems Inc	(92)	(34)	-0.36%
Amphenol Corp	(258)	(34)	-0.36%
Trade Desk Inc/The	(42)	(33)	-0.35%
DocuSign Inc	(150)	(33)	-0.35%
Nutanix Inc	(1,046)	(33)	-0.35%
United Parcel Service Inc	(196)	(33)	-0.35%
VeriSign Inc	(151)	(33)	-0.35%
Colgate-Palmolive Co	(380)	(33)	-0.34%
Broadcom Inc	(74)	(32)	-0.34%
IPG Photonics Corp	(144)	(32)	-0.34%
Cognex Corp	(394)	(32)	-0.34%
T-Mobile US Inc	(233)	(31)	-0.33%
Motorola Solutions Inc	(184)	(31)	-0.33%
Monster Beverage Corp	(332)	(31)	-0.33%
Anaplan Inc	(423)	(30)	-0.32%
John Wiley & Sons Inc	(663)	(30)	-0.32%
Universal Display Corp	(129)	(30)	-0.31%
Anterix Inc	(764)	(29)	-0.30%

(p)
Seeks to provide directional exposure that is long the MSCI Emerging Markets Net Total Return USD Index.

Top Underlying Components	Notional	Percentage of Equity Notional
Index
MSCI Emerging Net Total Return USD Index	15,472	100.00%

(q)
Seeks to provide directional exposure that is short MSCI Daily Total Return Gross EAFE Index.

Top Underlying Components	Notional	Percentage of Equity Notional
Index
MSCI Daily TR Gross EAFE USD	(7,541)	-100.00%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

(r)
Defensive S&P 500 vs. Top 50 dispersion strategy, combining a short position in index volatility with a long position in single stocks volatility.

Top Underlying Components	Notional	Percentage of Equity Notional
Option
SPY Put	(20,097)	-398.32%
SPY Call	(9,409)	-186.48%
AAPL Put	2,084	41.31%
AAPL Call	1,910	37.85%
MSFT Put	1,815	35.98%
MSFT Call	1,510	29.93%
AMZN Call	1,428	28.30%
AMZN Put	1,282	25.40%
FB Put	697	13.82%
FB Call	594	11.77%
BRK/B Put	562	11.14%
GOOGL Put	559	11.08%
GOOG Put	546	10.83%
GOOGL Call	493	9.77%
GOOG Call	478	9.47%
JPM Put	426	8.45%
V Put	418	8.28%
BRK/B Call	417	8.26%
JNJ Put	412	8.17%
PG Put	406	8.05%
JNJ Call	356	7.05%
UNH Put	339	6.72%
NVDA Call	337	6.68%
NVDA Put	320	6.33%
JPM Call	318	6.30%
HD Put	308	6.10%
DIS Call	301	5.96%
V Call	300	5.95%
DIS Put	291	5.78%
VZ Put	280	5.54%
HD Call	265	5.26%
UNH Call	265	5.24%
PG Call	260	5.15%
CMCSA Put	258	5.11%
PFE Call	257	5.10%
PYPL Put	257	5.08%
ADBE Put	254	5.04%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Notional	Percentage of Equity Notional
KO Put	253	5.01%
PYPL Call	253	5.01%
BAC Put	247	4.90%
CRM Put	247	4.89%
TSLA Call	239	4.74%
NFLX Call	234	4.64%
ABT Put	234	4.63%
CRM Call	226	4.48%
PEP Put	224	4.44%
ETF
SPY	2,761	54.71%
Common Stock
AAPL	(779)	-15.44%
MSFT	(246)	-4.87%
AMZN	(227)	-4.50%

(s)
Seeks to monetize short-term interest rate momentum by taking long or short positions in US and European rates markets.

Top Underlying Components	Notional	Percentage of Equity Notional
Index
Deutsche Bank Duration Bias US	(7,512)	-17.22%
Deutsche Bank Duration Bias EU	5,913	13.56%

(t)
Seeks to 1) buy currencies with higher interest rates and sell currencies with lower interest rates (i.e. “Carry”), 2) buy currencies with positive price momentum and sell currencies with negative price momentum (i.e. “Momentum”), and 3) monetize the tendency for foreign exchange rates to revert to fair value in the long run (i.e. “Value”).

Top Underlying Components	Notional	Percentage of Equity Notional
Forwards
USD/ZAR 1MO	4,734	39.66%
USD/INR 1MO	3,608	30.23%
USD/CZK 1MO	(3,411)	-28.58%
USD/CNH 1MO	2,695	22.58%
USD/MXN 1MO	1,973	16.53%
USD/NOK 1MO	(1,911)	-16.01%
USD/SEK 1MO	1,779	14.90%
EUR/USD 1MO	1,690	14.16%
USD/SGD 1MO	(1,587)	-13.30%
USD/JPY 1MO	1,509	12.64%
USD/KRW 1MO	1,498	12.55%
USD/CLP 1MO	1,291	10.82%
USD/CAD 1MO	905	7.58%
USD/PHP 1MO	856	7.18%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Notional	Percentage of Equity Notional
AUD/USD 1MO	(744)	-6.23%
GBP/USD 1MO	(653)	-5.47%
USD/BRL 1MO	593	4.96%
USD/CHF 1MO	491	4.11%
USD/HUF 1MO	(410)	-3.43%
USD/PLN 1MO	(408)	-3.42%
USD/RUB 1MO	341	2.85%
USD/IDR 1MO	270	2.26%
USD/TWD 1MO	(228)	-1.91%
NZD/USD 1MO	(82)	-0.69%
USD/ILS 1MO	77	0.64%

(u)
Attempts to generate income by selling dislocated single stock calls while offsetting the market risk with a long S&P call.

Top Underlying Components	Notional	Percentage of Equity Notional
Options
SPX European Call Option	18,397	239.77%
AAPL American Call Option	(1,214)	-15.83%
AMZN American Call Option	(795)	-10.37%
PFE American Call Option	(614)	-8.01%
MSFT American Call Option	(594)	-7.75%
FB American Call Option	(557)	-7.26%
GOOGL American Call Option	(540)	-7.04%
WFC American Call Option	(498)	-6.49%
FDX American Call Option	(467)	-6.09%
MU American Call Option	(412)	-5.37%
NKE American Call Option	(397)	-5.17%
ACN American Call Option	(390)	-5.09%
JNJ American Call Option	(382)	-4.99%
DIS American Call Option	(373)	-4.87%
ISRG American Call Option	(336)	-4.38%
COST American Call Option	(327)	-4.27%
PYPL American Call Option	(320)	-4.18%
JPM American Call Option	(302)	-3.94%
CVX American Call Option	(299)	-3.90%
C American Call Option	(290)	-3.78%
CRM American Call Option	(282)	-3.68%
ADBE American Call Option	(279)	-3.63%
AXP American Call Option	(270)	-3.52%
KO American Call Option	(270)	-3.52%
CI American Call Option	(268)	-3.50%
XOM American Call Option	(260)	-3.39%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Notional	Percentage of Equity Notional
LLY American Call Option	(240)	-3.13%
FIS American Call Option	(226)	-2.94%
PG American Call Option	(220)	-2.87%
MS American Call Option	(202)	-2.64%
MCD American Call Option	(199)	-2.59%
HON American Call Option	(194)	-2.53%
AMT American Call Option	(193)	-2.51%
TJX American Call Option	(189)	-2.47%
NEE American Call Option	(186)	-2.43%
TMO American Call Option	(178)	-2.32%
ORCL American Call Option	(176)	-2.29%
HD American Call Option	(173)	-2.26%
AVGO American Call Option	(168)	-2.19%
DHR American Call Option	(166)	-2.16%
INTC American Call Option	(161)	-2.10%
UPS American Call Option	(158)	-2.06%
NFLX American Call Option	(158)	-2.06%
NVDA American Call Option	(157)	-2.05%
LOW American Call Option	(152)	-1.98%
MDT American Call Option	(140)	-1.82%
UNH American Call Option	(139)	-1.81%
SBUX American Call Option	(137)	-1.79%
RTX American Call Option	(130)	-1.69%
Cash
USD	268	3.50%

(v)
Seeks to capture the risk premium associated with selling equity puts while buying equity calls. Delta and gamma hedges daily to reduce market and volatility premium exposures.

Top Underlying Components	Notional	Percentage of Equity Notional
Options
SPX European Call Option	16,592	362.29%
SPX European Put Option	0	0.00%
Forwards
SPX EQ Forward	(14,602)	-318.84%
Cash
USD	(403)	-8.79%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

(w)
Uses factor-based stock selection to provide short exposure to the equity of natural resource, real estate, equipment and industrial, and infrastructure companies.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
Sunrun Inc	(3,314)	(230)	-2.20%
Alcoa Corp	(9,477)	(218)	-2.09%
Spirit AeroSystems Holdings In	(5,588)	(218)	-2.09%
American Tower Corp	(964)	(216)	-2.07%
NextEra Energy Inc	(2,804)	(216)	-2.07%
Equinix Inc	(301)	(215)	-2.06%
Fortive Corp	(3,025)	(214)	-2.05%
PG&E Corp	(17,196)	(214)	-2.05%
SBA Communications Corp	(759)	(214)	-2.05%
Crown Holdings Inc	(2,128)	(213)	-2.04%
Sensata Technologies Holding P	(4,043)	(213)	-2.04%
IHS Markit Ltd	(2,362)	(212)	-2.03%
Invitation Homes Inc	(7,144)	(212)	-2.03%
Host Hotels & Resorts Inc	(14,431)	(211)	-2.02%
Southwest Airlines Co	(4,530)	(211)	-2.02%
American Water Works Co Inc	(1,369)	(210)	-2.01%
Carrier Global Corp	(5,570)	(210)	-2.01%
Weyerhaeuser Co	(6,266)	(210)	-2.01%
TransUnion	(2,107)	(209)	-2.00%
Acuity Brands Inc	(1,718)	(208)	-1.99%
Cheniere Energy Inc	(3,465)	(208)	-1.99%
General Electric Co	(18,872)	(204)	-1.95%
National Oilwell Varco Inc	(14,844)	(204)	-1.95%
Marathon Oil Corp	(30,400)	(203)	-1.94%
American Homes 4 Rent	(6,654)	(200)	-1.91%
TechnipFMC PLC	(21,015)	(198)	-1.89%
Halliburton Co	(10,452)	(198)	-1.89%
United States Steel Corp	(11,717)	(196)	-1.88%
Boeing Co/The	(913)	(195)	-1.87%
Textron Inc	(4,044)	(195)	-1.87%
Hexcel Corp	(3,966)	(192)	-1.84%
Axalta Coating Systems Ltd	(6,699)	(191)	-1.83%
TransDigm Group Inc	(309)	(191)	-1.83%
Mosaic Co/The	(7,813)	(180)	-1.72%
Targa Resources Corp	(6,339)	(167)	-1.60%
Ovintiv Inc	(11,573)	(166)	-1.59%
Alaska Air Group Inc	(3,136)	(163)	-1.56%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Berry Global Group Inc	(2,846)	(160)	-1.53%
Continental Resources Inc/OK	(9,169)	(149)	-1.43%
JetBlue Airways Corp	(9,632)	(140)	-1.34%
Prologis Inc	(1,269)	(126)	-1.21%
Apache Corp	(8,471)	(120)	-1.15%
American Airlines Group Inc	(7,423)	(117)	-1.12%
AMETEK Inc	(907)	(110)	-1.05%
Verisk Analytics Inc	(503)	(105)	-1.00%
Summit Materials Inc	(5,049)	(101)	-0.97%
Jacobs Engineering Group Inc	(921)	(100)	-0.96%
HEICO Corp	(734)	(97)	-0.93%
Wabtec Corp	(1,271)	(93)	-0.89%
Concho Resources Inc	(1,558)	(91)	-0.87%

(x)
Market neutral strategy that seeks to provide exposure to Low Volatility risk premium.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
Ambu A/S	(1,149)	(50)	-0.58%
IAC/InterActiveCorp	260	49	0.58%
Siemens Energy AG	1,319	48	0.57%
Capital One Financial Corp	(464)	(46)	-0.54%
JD Sports Fashion PLC	(3,883)	(46)	-0.54%
Synchrony Financial	(1,312)	(46)	-0.53%
Hilton Worldwide Holdings Inc	408	45	0.53%
Enphase Energy Inc	(258)	(45)	-0.53%
Booking Holdings Inc	20	45	0.53%
KeyCorp	(2,753)	(45)	-0.53%
Ally Financial Inc	(1,265)	(45)	-0.53%
DISH Network Corp	(1,392)	(45)	-0.53%
First Quantum Minerals Ltd	(2,506)	(45)	-0.53%
Natixis SA	(13,171)	(45)	-0.53%
ViacomCBS Inc	(1,204)	(45)	-0.53%
Coca-Cola European Partners PL	(899)	(45)	-0.53%
Voya Financial Inc	761	45	0.52%
Discover Financial Services	(494)	(45)	-0.52%
Nitto Denko Corp	500	45	0.52%
Phillips 66	638	45	0.52%
Intel Corp	(895)	(45)	-0.52%
Ross Stores Inc	362	45	0.52%
Aptiv PLC	(342)	(45)	-0.52%
Citizens Financial Group Inc	(1,241)	(44)	-0.52%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Sysmex Corp	369	44	0.52%
UDR Inc	1,152	44	0.52%
Berkshire Hathaway Inc	191	44	0.52%
AES Corp/VA	(1,883)	(44)	-0.52%
Astellas Pharma Inc	2,864	44	0.52%
Western Digital Corp	(798)	(44)	-0.52%
Starbucks Corp	413	44	0.52%
Kansai Paint Co Ltd	1,436	44	0.52%
Tesco PLC	13,962	44	0.52%
Ameriprise Financial Inc	(227)	(44)	-0.52%
Ryohin Keikaku Co Ltd	(2,163)	(44)	-0.52%
Cadence Design Systems Inc	323	44	0.52%
ON Semiconductor Corp	(1,346)	(44)	-0.52%
Nasdaq Inc	332	44	0.52%
Nissin Foods Holdings Co Ltd	514	44	0.52%
Brown & Brown Inc	928	44	0.52%
TE Connectivity Ltd	363	44	0.52%
Lincoln National Corp	(873)	(44)	-0.52%
Zebra Technologies Corp	114	44	0.52%
EPAM Systems Inc	(123)	(44)	-0.51%
IDEXX Laboratories Inc	88	44	0.51%
Comcast Corp	838	44	0.51%
Danske Bank A/S	2,652	44	0.51%
Vifor Pharma AG	(279)	(44)	-0.51%
Royal Caribbean Cruises Ltd	(587)	(44)	-0.51%
Merck & Co Inc	536	44	0.51%

(y)
Uses factor-based stock selection to provide long exposure to the equity of natural resource, real estate, equipment and industrial, and infrastructure companies.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
Nielsen Holdings PLC	11,292	236	2.15%
CH Robinson Worldwide Inc	2,452	230	2.10%
Olin Corp	9,373	230	2.10%
Eaton Corp PLC	1,898	228	2.08%
LyondellBasell Industries NV	2,487	228	2.08%
Dow Inc	4,088	227	2.07%
Amcor PLC	19,185	226	2.06%
Cummins Inc	989	225	2.05%
International Paper Co	4,497	224	2.04%
PPL Corp	7,930	224	2.04%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
United Parcel Service Inc	1,328	224	2.04%
Iron Mountain Inc	7,548	223	2.03%
3M Co	1,267	221	2.02%
Lockheed Martin Corp	621	220	2.01%
FirstEnergy Corp	7,055	216	1.97%
Renewable Energy Group Inc	3,034	215	1.96%
General Dynamics Corp	1,436	214	1.95%
Vornado Realty Trust	5,724	214	1.95%
Simon Property Group Inc	2,468	210	1.92%
Omega Healthcare Investors Inc	5,704	207	1.89%
ONEOK Inc	5,369	206	1.88%
Chemours Co/The	8,224	204	1.86%
Macerich Co/The	19,005	203	1.85%
Williams Cos Inc/The	9,950	199	1.82%
ManpowerGroup Inc	2,188	197	1.80%
Park Hotels & Resorts Inc	11,249	193	1.76%
Robert Half International Inc	3,088	193	1.76%
Maxar Technologies Inc	4,886	189	1.72%
Johnson Controls International	3,906	182	1.66%
CNX Resources Corp	16,138	174	1.59%
Hubbell Inc	1,105	173	1.58%
Huntington Ingalls Industries	958	163	1.49%
Antero Resources Corp	28,359	155	1.41%
Antero Midstream GP LP	18,909	146	1.33%
OGE Energy Corp	4,301	137	1.25%
Saia Inc	752	136	1.24%
Upwork Inc	3,874	134	1.22%
CF Industries Holdings Inc	3,256	126	1.15%
MGM Growth Properties LLC	3,922	123	1.12%
Equitrans Midstream Corp	15,133	122	1.11%
Plains GP Holdings LP	14,399	122	1.11%
Spirit Realty Capital Inc	3,029	122	1.11%
Sabra Health Care REIT Inc	6,500	113	1.03%
Fluor Corp	6,658	106	0.97%
Fastenal Co	2,110	103	0.94%
Helmerich & Payne Inc	4,402	102	0.93%
Eastman Chemical Co	1,006	101	0.92%
SL Green Realty Corp	1,645	101	0.92%
Atlas Air Worldwide Holdings I	1,829	100	0.91%
Trinseo SA	1,884	96	0.88%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

(z)
Aims to capture the spread of realized correlation between US Equity and US Equity volatility.

Top Underlying Components	Notional	Percentage of Equity Notional
Index
S&P 500 Index	891	10.23%
iPath Series B S&P 500 VIX Short-Term Futures ETN	376	4.32%

(aa)
Seeks to monetize the tendency for the equity market to mean revert over short periods of time.

Top Underlying Components	Notional	Percentage of Equity Notional
Index
S&P 500 Total Return Index	(7,169)	-95.62%

(ab)
Currency selection strategy using mean reversion signals.

Top Underlying Components	Notional	Percentage of Equity Notional
Foreign Currency
AUSTRALIAN DOLLAR	(2,319)	-17.37%
JAPANESE YEN	1,571	11.76%
SWEDISH KRONA	(1,409)	-10.55%
NORWEGIAN KRONE	(1,364)	-10.22%
CANADIAN DOLLAR	864	6.47%
SWISS FRANC	744	5.57%
EURO	673	5.04%
NEW ZEALAND DOLLAR	(645)	-4.83%
BRITISH POUND	(565)	-4.23%

(ac)
Seeks to monetize the tendency for the equity market to mean revert over short periods of time.

Top Underlying Components	Notional	Percentage of Equity Notional
Index
S&P 500 Index	(4,040)	-50.92%

(ad)
Systematic strategy that takes advantage of the volatility curve to generate positive carry.

Top Underlying Components	Notional	Percentage of Equity Notional
Derivative
1y Forward 5y20y Straddle	15,334	61.54%
1y Forward 3y7y Straddle	5,271	21.15%
1y Forward 1y7y Straddle	2,875	11.54%
1y Forward 10y20y Straddle	479	1.92%
1y Forward 1y3y Straddle	479	1.92%
1y Forward 7y3y Straddle	479	1.92%
Adj – Adjusted
AUD – Australian Dollar
BoA – Bank of America
BRL  – Brazilian Real
CAD  – Canadian Dollar
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

CHF  – Swiss Franc
CLP  – Chilean Peso
CNH  – Chinese Yuan
CZK – Czech Koruna
EAFE – Europe, Australasia, and the Far East
ER – Excess Return
EUR  – Euro
GBP  – British Pound
HUF  – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
INR – India Rupee
IRS – Interest Rate Swap
JPM – JPMorgan Chase & Co.
JPY – Japanese Yen
KRW – South Korean Won
L/S – Long/Short
LIBOR  – London Interbank Offered Rate
MSCI – Morgan Stanley Capital International
NOK  – Norwegian Krone
NZD  – New Zealand Dollar
PHP  – Philippine Peso
PIK – Payment In Kind
PLN – Polish Zloty
Rec – Receivable
RUB  – Russian Ruble
SEK  – Swedish Krona
SGD – Singapore Dollar
Soc Gen – Société Générale
TRY  – Turkish Lira
TWD  – Taiwan Dollar
USD – U.S. Dollar
Vol  – Volatility
ZAR  – South African Rand
1MO – One Month
3MO – Three Month
See notes to consolidated financial statements.

FS Managed Futures Fund
Consolidated Schedule of Investments
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Yield	Number of Shares	Cost	Fair Value(b)
Short-Term Investments – 99.2%
State Street Institutional Liquid Reserves Fund – Premier Class	(c)	0.10%	2,060,470	$2,061	$2,061
Total Short-Term Investments				2,061	2,061
TOTAL INVESTMENTS – 99.2%				$2,061	2,061
Other Assets in Excess of Liabilities – 0.8%					17
Net Assets – 100.0%					$2,078
Total Return Index Swaps(d) – 3.1%
Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Premium Paid (Received)	Fair Value(b)	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	Fixed Rate of 0.50%	Total return on Barclays Month End Rebalancing Currency Index(e)	USD 343	2/5/21	Quarterly	$—	$—	$—	$—
Barclays Bank PLC	Fixed Rate of 0.66%	Total Return on Barclays Equity Asset Momentum Pair-Basket Index (f)	USD 328	10/1/21	Quarterly	—	3	3	—
Barclays Bank PLC	Fixed Rate of 0.35%	Total return on Barclays Equity Intraday Momentum Index(g)	USD 540	11/24/21	Quarterly	—	(5)	—	5
BNP Paribas	Fixed Rate of 0.10%	Total return on BNP Paribas Artificial Intelligence Trend ex-Commo USD 2019 Index(h)	USD 595	5/11/21	Quarterly	—	16	16	—
Deutsche Bank	0%	Total return on Deutsche Bank Diversified Rates Strategy Index 008(i)	USD 437	6/15/21	Quarterly	—	—	—	—
Goldman Sachs International	Fixed Rate of 0.15%	Total return on Goldman Sachs Cross Asset Trend Basket Series 11 Excess Return Strategy Index(j)	USD 1,038	1/4/21	Quarterly	—	59	59	—
JP Morgan Chase Bank, N.A	0%	Total return on JPM FX Momentum(k)	USD 270	1/4/21	Quarterly	—	(7)	—	7
JP Morgan Chase Bank, N.A	Fixed Rate of 0.25%	Total return on JP Morgan Correlation Spread Index(l)	USD 221	6/28/21	Quarterly	—	—	—	—
JP Morgan Chase Bank, N.A	Fixed Rate of 0.04%	Total return on JP Morgan Equity Risk Premium – Global Pure Low Vol L/S USD Index(m)	USD 297	6/29/21	Quarterly	—	—	—	—
JP Morgan Chase Bank, N.A.	Fixed Rate of 0.20%	Total return JPM Bi-Weekly 1 Month Variance US Conviction Mean Reversion Index(n)	USD 445	1/4/21	Quarterly	—	(4)	—	4
See notes to consolidated financial statements.

FS Managed Futures Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Premium Paid (Received)	Fair Value(b)	Unrealized Appreciation	Unrealized Depreciation
Nomura Securities Co., Ltd	Fixed Rate of 0.15%	Total return on Nomura G10 All Currencies Mean Reversion Index(o)	USD 300	1/4/21	Quarterly	$—	$3	$3	$—
Total Total Return Index Swaps						$—	$65	$81	$16

(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Fair value as of December 31, 2020 is determined by the board of trustees of FS Series Trust (the “Trust”). See Note 2 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy and other significant accounting policies.

(c)
Rate represents the seven-day yield as of December 31, 2020. The State Street Institutional Liquid Reserves Fund’s financial statements are available on the SEC’s website at http://www.sec.gov.

(d)
The Fund pays or receives periodic payments in accordance with the total return swap contracts depending on the performance of the reference index. On reset dates and on the expiration date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of (i) the accrued financing fees and (ii) the percentage change in price of the reference index times the notional amount, and (iii) if applicable any dividends received into the basket since the previous reset date. Valuations may be inclusive of interest and/or dividends receivable/payable and, as a result, the notional amounts presented may not recalculate directly with the fair value presented.

(e)
Currency selection strategy based on equity market performance. Anticipates flows driven by hedging activities.

Top Underlying Components	Notional	Percentage of Equity Notional
Cash
US DOLLAR	343	100.00%

(f)
A systematic strategy that uses corporate bond price dynamics to generate momentum signals for stocks of the same companies.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
Callon Petroleum Co	427	6	1.70%
Kohl’s Corp	126	5	1.55%
AdaptHealth Corp	136	5	1.54%
Tesla Inc	(7)	(5)	-1.53%
Allegheny Technologies Inc	301	5	1.53%
Endo International PLC	700	5	1.52%
Warrior Met Coal Inc	(233)	(5)	-1.50%
Nordstrom Inc	157	5	1.48%
United States Steel Corp	286	5	1.45%
Royalty Pharma PLC	95	5	1.44%
WEX Inc	(23)	(5)	-1.44%
Cadence Design Systems Inc	(35)	(5)	-1.44%
Sinclair Broadcast Group Inc	149	5	1.43%
G-III Apparel Group Ltd	199	5	1.43%
Twitter Inc	(87)	(5)	-1.43%
Eli Lilly & Co	28	5	1.42%
See notes to consolidated financial statements.

FS Managed Futures Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Vista Outdoor Inc	(197)	(5)	-1.41%
Spirit AeroSystems Holdings In	119	5	1.41%
Teck Resources Ltd	257	5	1.41%
NRG Energy Inc	(124)	(5)	-1.41%
FLIR Systems Inc	106	5	1.41%
Ingevity Corp	(61)	(5)	-1.40%
Progressive Corp/The	47	5	1.39%
Scotts Miracle-Gro Co/The	(23)	(5)	-1.39%
Devon Energy Corp	290	5	1.39%
CINEMARK HOLDINGS INC	263	5	1.38%
Oracle Corp	70	5	1.38%
HP Inc	185	5	1.38%
Wintrust Financial Corp	(74)	(5)	-1.38%
Arch Capital Group Ltd	126	5	1.38%
National Oilwell Varco Inc	331	5	1.37%
American Airlines Group Inc	287	5	1.37%
Viatris Inc	241	5	1.37%
Eagle Materials Inc	(45)	(5)	-1.37%
Lear Corp	28	5	1.37%
Norwegian Cruise Line Holdings	177	5	1.37%
Nabors Industries Ltd	77	5	1.36%
Bank of Nova Scotia/The	(83)	(4)	-1.36%
Hartford Financial Services Group Inc	92	4	1.36%
HollyFrontier Corp	(173)	(4)	-1.36%
Darden Restaurants Inc	38	4	1.35%
Methanex Corp	97	4	1.35%
Macy’s Inc	397	4	1.35%
Occidental Petroleum Corp	257	4	1.35%
BMC Stock Holdings Inc	(83)	(4)	-1.35%
Kansas City Southern	22	4	1.35%
M&T Bank Corp	(35)	(4)	-1.34%
Levi Strauss & Co	(221)	(4)	-1.34%
Edwards Lifesciences Corp	(48)	(4)	-1.34%
First Citizens BancShares Inc/NC	(8)	(4)	-1.33%

(g)
Aims to capture intraday trends and momentum in the S&P 500.

Top Underlying Components	Notional	Percentage of Equity Notional
Index
Barclays IDME Strategy Index	536	100.00%
See notes to consolidated financial statements.

FS Managed Futures Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

(h)
Futures-based liquid strategy that is composed of BNP proprietary trend strategies across Equity and Fixed Income markets.

Top Underlying Components	Notional	Percentage of Equity Notional
Index
BNP Paribas USD 10Y Futures Index	607	99.47%
BNP Paribas JPY 10Y Futures Index	298	48.81%
BNP Paribas Eurozone Equity Futures Index	150	24.64%
BNP Paribas US Equity Futures Index	92	15.04%
BNP Paribas China Equity Futures Index	42	6.86%
BNP Paribas Japan Equity Futures Index	31	5.16%
BNP Paribas EUR 10Y Futures Index	29	4.78%
BNP Paribas Emerging Equities Index	13	2.17%
Cash
JAPANESE YEN	(329)	-53.97%
EURO	(179)	-29.28%
US DOLLAR	(103)	-16.83%
HONG KONG DOLLAR	(42)	-6.86%

(i)
Seeks to monetize short-term interest rate momentum by taking long or short positions in US and European rates markets.

Top Underlying Components	Notional	Percentage of Equity Notional
Index
Deutsche Bank Duration Bias US	(75)	-17.22%
Deutsche Bank Duration Bias EU	59	13.56%

(j)
Future and forward based liquid and fully transparent strategy that is composed of Goldman Sachs’ proprietary strategies across three asset classes — FX Trend, Rates & Bonds Trend, and Equity Trend.

Top Underlying Components	Notional	Percentage of Equity Notional
Futures
US 2YR NOTE (CBT) Mar21	1,522	138.71%
90DAY STERLING Sep21	1,159	105.66%
90DAY STERLING Jun21	1,159	105.64%
90DAY STERLING Jun22	1,159	105.60%
90DAY STERLING Mar22	1,159	105.60%
3MO EURO EURIBOR Mar22	1,157	105.43%
3MO EURO EURIBOR Jun22	1,157	105.43%
3MO EURO EURIBOR Sep21	1,157	105.42%
3MO EURO EURIBOR Jun21	1,157	105.42%
90DAY EURO$ Jun21	1,133	103.29%
90DAY EURO$ Sep21	1,133	103.28%
90DAY EURO$ Mar22	1,133	103.27%
90DAY EURO$ Jun22	1,133	103.25%
EURO-BOBL Mar21	613	55.88%
See notes to consolidated financial statements.

FS Managed Futures Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Notional	Percentage of Equity Notional
US 5YR NOTE (CBT) Mar21	604	55.02%
EURO-BUND Mar21	306	27.90%
US 10YR NOTE (CBT)Mar21	302	27.56%
EURO-SCHATZ Mar21	(279)	-25.43%
LONG GILT Mar21	196	17.86%
US LONG BOND(CBT) Mar21	(97)	-8.81%
JPN 10Y BOND(OSE) Mar21	(83)	-7.56%
S&P/TSX 60 IX Mar21	62	5.63%
SWISS MKT IX Mar21	58	5.24%
TOPIX INDX Mar21	56	5.07%
SPI 200 Jan21	54	4.95%
AMSTERDAM IDX Jan21	51	4.67%
HANG SENG IDX Jan21	51	4.64%
HSCEI Jan21	51	4.64%
MSCI EmgMkt Mar21	50	4.59%
S&P500 EMINI Mar21	50	4.57%
Forwards
USD/PHP 1MO	247	22.55%
USD/SGD 1MO	161	14.68%
USD/INR 1MO	153	13.91%
USD/TWD 1MO	136	12.36%
USD/CNH 1MO	110	10.05%
USD/KRW 1MO	110	10.05%
USD/ILS 1MO	101	9.19%
EUR/USD 1MO	86	7.84%
USD/CHF 1MO	86	7.84%
USD/CAD 1MO	81	7.41%
USD/IDR 1MO	80	7.31%
USD/JPY 1MO	76	6.97%
USD/CZK 1MO	58	5.32%
USD/CLP 1MO	58	5.32%
GBP/USD 1MO	57	5.23%
USD/HUF 1MO	53	4.84%
USD/PLN 1MO	53	4.84%
AUD/USD 1MO	53	4.79%
NZD/USD 1MO	53	4.79%
USD/SEK 1MO	53	4.79%
See notes to consolidated financial statements.

FS Managed Futures Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

(k)
Currency selection strategy based on equity market performance. Anticipates flows driven by hedging activities.

Top Underlying Components	Notional	Percentage of Equity Notional
Foreign Currency
HUNGARIAN FORINT	85	32.22%
TURKISH LIRA	79	30.00%
SWEDISH KRONA	(76)	-28.89%
SOUTH AFRICAN RAND	(76)	-28.89%
MEXICAN PESO	35	13.33%
NEW ZEALAND DOLLAR	(32)	-12.22%
CANADIAN DOLLAR	(32)	-12.22%
JAPANESE YEN	29	11.11%
EURO	(20)	-7.78%
POLISH ZLOTY	18	6.67%
RUSSIAN RUBLE	6	2.22%
BRITISH POUND	(6)	-2.22%

(l)
Aims to capture the spread of realized correlation between US Equity and US Equity volatility.

Top Underlying Components	Notional	Percentage of Equity Notional
Index
S&P 500 Index	23	10.23%
iPath Series B S&P 500 VIX Short-Term Futures ETN	10	4.32%

(m)
Market neutral strategy that seeks to provide exposure to Low Volatility risk premium.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
Ambu A/S	(40)	(2)	-0.58%
IAC/InterActiveCorp	9	2	0.58%
Siemens Energy AG	46	2	0.57%
Capital One Financial Corp	(16)	(2)	-0.54%
JD Sports Fashion PLC	(135)	(2)	-0.54%
Synchrony Financial	(46)	(2)	-0.53%
Hilton Worldwide Holdings Inc	14	2	0.53%
Enphase Energy Inc	(9)	(2)	-0.53%
Booking Holdings Inc	1	2	0.53%
KeyCorp	(96)	(2)	-0.53%
Ally Financial Inc	(44)	(2)	-0.53%
DISH Network Corp	(48)	(2)	-0.53%
First Quantum Minerals Ltd	(87)	(2)	-0.53%
Natixis SA	(458)	(2)	-0.53%
ViacomCBS Inc	(42)	(2)	-0.53%
Coca-Cola European Partners PL	(31)	(2)	-0.53%
See notes to consolidated financial statements.

FS Managed Futures Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Voya Financial Inc	26	2	0.52%
Discover Financial Services	(17)	(2)	-0.52%
Nitto Denko Corp	17	2	0.52%
Phillips 66	22	2	0.52%
Intel Corp	(31)	(2)	-0.52%
Ross Stores Inc	13	2	0.52%
Aptiv PLC	(12)	(2)	-0.52%
Citizens Financial Group Inc	(43)	(2)	-0.52%
Sysmex Corp	13	2	0.52%
UDR Inc	40	2	0.52%
Berkshire Hathaway Inc	7	2	0.52%
AES Corp/VA	(65)	(2)	-0.52%
Astellas Pharma Inc	99	2	0.52%
Western Digital Corp	(28)	(2)	-0.52%
Starbucks Corp	14	2	0.52%
Kansai Paint Co Ltd	50	2	0.52%
Tesco PLC	485	2	0.52%
Ameriprise Financial Inc	(8)	(2)	-0.52%
Ryohin Keikaku Co Ltd	(75)	(2)	-0.52%
Cadence Design Systems Inc	11	2	0.52%
ON Semiconductor Corp	(47)	(2)	-0.52%
Nasdaq Inc	12	2	0.52%
Nissin Foods Holdings Co Ltd	18	2	0.52%
Brown & Brown Inc	32	2	0.52%
TE Connectivity Ltd	13	2	0.52%
Lincoln National Corp	(30)	(2)	-0.52%
Zebra Technologies Corp	4	2	0.52%
EPAM Systems Inc	(4)	(2)	-0.51%
IDEXX Laboratories Inc	3	2	0.51%
Comcast Corp	29	2	0.51%
Danske Bank A/S	92	2	0.51%
Vifor Pharma AG	(10)	(2)	-0.51%
Royal Caribbean Cruises Ltd	(20)	(2)	-0.51%
Merck & Co Inc	19	2	0.51%

(n)
Seeks to monetize the tendency for the equity market to mean revert over short periods of time.

Top Underlying Components	Notional	Percentage of Equity Notional
Index
S&P 500 Total Return Index	(422)	-95.60%
See notes to consolidated financial statements.

FS Managed Futures Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

(o)
Currency selection strategy using mean reversion signals.

Top Underlying Components	Notional	Percentage of Equity Notional
Foreign Currency
AUSTRALIAN DOLLAR	(53)	-17.37%
JAPANESE YEN	36	11.76%
SWEDISH KRONA	(32)	-10.55%
NORWEGIAN KRONE	(31)	-10.22%
CANADIAN DOLLAR	20	6.47%
SWISS FRANC	17	5.57%
EURO	15	5.04%
NEW ZEALAND DOLLAR	(15)	-4.83%
BRITISH POUND	(13)	-4.23%

See notes to consolidated financial statements.

FS Global Macro Fund
Consolidated Schedule of Investments
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Corporate Bonds – 68.2%
Acadia Healthcare Co., Inc., 5.6%, 2/15/23		Healthcare-Services	$200	$202	$201
AECOM, 5.9%, 10/15/24		Engineering & Construction	90	100	101
Algeco Global Finance Plc, 8.0%, 2/15/23	(d)	Commercial Services	125	128	128
Alliance Data Systems Corp., 4.8%, 12/15/24	(d)	Diversified Financial Services	150	146	152
APX Group, Inc., 8.5%, 11/1/24		Commercial Services	150	159	158
BCD Acquisition, Inc., 9.6%, 9/15/23	(d)	Auto Manufacturers	150	154	154
Bombardier, Inc., 6.0%, 10/15/22	(d)	Miscellaneous Manufacturing	100	94	98
CenturyLink, Inc., 5.8%, 3/15/22		Telecommunications	125	131	131
Cincinnati Bell, Inc., 8.0%, 10/15/25	(d)	Telecommunications	100	107	107
CITGO Petroleum Corp., 6.3%, 8/15/22	(d)	Oil & Gas	50	49	49
CITGO Petroleum Corp., 7.0%, 6/15/25	(d)	Oil & Gas	150	151	150
Colt Merger Sub, Inc., 5.8%, 7/1/25	(d)	Entertainment	125	132	133
CSC Holdings LLC, 5.3%, 6/1/24		Media Entertainment	150	162	163
Diamond Resorts International, Inc., 7.8%, 9/1/23	(d)	Lodging	150	153	154
eG Global Finance Plc, 6.8%, 2/7/25	(d)	Retail	102	106	105
eG Global Finance Plc, 8.5%, 10/30/25	(d)	Retail	150	161	159
Five Point Operating Co. LP / Five Point Capital Corp., 7.9%, 11/15/25	(d)	Real Estate	150	158	159
Ford Motor Credit Co. LLC, 5.1%, 6/16/25		Auto Manufacturers	150	163	163
Ford Motor Credit Co. LLC, 3.4%, 11/17/23		Auto Manufacturers	150	152	153
Goodyear Tire & Rubber Co., 5.1%, 11/15/23		Auto Parts & Equipment	105	105	105
IRB Holding Corp., 7.0%, 6/15/25	(d)	Retail	125	136	137
Kronos Acquisition Holdings, Inc., 9.0%, 8/15/23	(d)	Household Products/ Wares	90	93	92
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.3%, 3/15/22	(d)	Real Estate Investment Trusts	145	146	146
New Home Co., Inc., 7.3%, 10/15/25	(d)	Home Builders	75	77	77
Nexteer Automotive Group Ltd., 5.9%, 11/15/21	(d)	Auto Parts & Equipment	23	23	23
Nielsen Finance LLC / Nielsen Finance Co., 5.0%, 4/15/22	(d)	Commercial Services	168	169	169
Pactiv LLC , 8.0%, 12/15/25		Packaging & Containers	75	84	86
Prime Healthcare Services, Inc., 7.3%, 11/1/25	(d)	Healthcare-Services	75	78	80
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.8%, 4/15/26	(d)	Commercial Services	150	164	164
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 8.0%, 9/20/25	(d)	Airlines	125	139	141
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.6%, 3/1/24	(d)	Home Builders	150	162	161
Vector Group Ltd., 6.1%, 2/1/25	(d)	Agriculture	100	101	102
VeriSign, Inc., 4.6%, 5/1/23		Internet	125	126	126
Welbilt, Inc., 9.5%, 2/15/24		Machinery-Diversified	155	160	161
See notes to consolidated financial statements.

FS Global Macro Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
WESCO Distribution, Inc., 5.4%, 12/15/21		Electrical Components & Equipment	$10	$10	$10
XHR LP, 6.4%, 8/15/25	(d)	Real Estate Investment Trusts	75	78	79
XPO Logistics, Inc., 6.5%, 6/15/22	(d)	Transportation	250	248	251
Total Corporate Bonds				4,707	4,728

Portfolio Company(a)	Footnotes	Yield	Number of Shares	Cost	Fair Value(c)
Short-Term Investments – 27.7%
State Street Institutional Liquid Reserves Fund – Premier Class	(e)	0.10%	1,920,654	$1,921	$1,921
Total Short-Term Investments				1,921	1,921
TOTAL INVESTMENTS – 95.9%				$6,628	6,649
Other Assets in Excess of Liabilities – 4.1%					281
Net Assets – 100.0%					$6,930
Total Return Index Swaps(f) – (1.1)%
Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Premium Paid (Received)	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
BNP Paribas	3 Month LIBOR + 0.20%	Total return on BNP Long Sustainable Dividend Basket Index(g)	USD 887	6/28/21	Quarterly	$—	$7	$7	$—
BNP Paribas	Total return on BNP Short Sustainable Basket Index(h)	3 Month LIBOR – 0.06%	USD 760	6/28/21	Quarterly	—	(7)	—	7
Deutsche Bank	Fixed Rate of 0.00%	Total return on Deutsche Bank Cross Asset Carry USD Index Ex Commodities(i)	USD 1,776	12/31/21	Quarterly	—	(1)	—	1
Goldman Sachs International	Fixed Rate of 0.15%	Total Return on Goldman Sachs Macro Index CA02(j)	USD 1,048	1/4/21	Quarterly	—	(2)	—	2
Goldman Sachs International	Fixed Rate of 0.15%	Total return on Goldman Sachs RP Equity Carry Series 01 Excess Return Strategy Index(k)	USD 698	1/4/21	Quarterly	—	—	—	—
Goldman Sachs International	Fixed Rate of 0.15%	Total return on Goldman Sachs Calls-vs-Calls Series 2 Excess Return Strategy Index(l)	USD 701	11/16/21	Quarterly	—	8	8	—
See notes to consolidated financial statements.

FS Global Macro Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Premium Paid (Received)	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs International	Fixed Rate of 0.15%	Total return on Goldman Sachs Systematic Skew US Series 1D Excess Return Strategy Index(m)	USD 351	11/16/21	Quarterly	$—	$5	$5	$—
JP Morgan Chase Bank, N.A.	3 Month LIBOR – 0.60%	Total return on JPM Long ERP Sector(n)	USD 706	11/16/21	Quarterly	—	(7)	—	7
JP Morgan Chase Bank, N.A.	Total return on JPM Short ERP Sector(o)	3 Month LIBOR – 0.25%	USD 566	11/16/21	Quarterly	—	2	2	—
Nomura Securities Co., Ltd.	0%	Total return on Nomura Interest Rate Swaps Value Daily Index – 3% Target Vol Index(p)	USD 1,750	11/4/21	Quarterly	—	(12)	—	12
Nomura Securities Co., Ltd.	0%	Total return on Nomura Bespoke Transaction Interest Rate Risk Premia Basket(q)	USD 7,012	1/4/21	Quarterly	—	(67)	—	67
Total Total Return Index Swaps						$—	$(74)	$22	$96

(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Denominated in U.S. dollars unless otherwise noted.

(c)
Fair value as of December 31, 2020 is determined by the board of trustees of FS Series Trust (the “Trust”). See Note 2 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy and other significant accounting policies.

(d)
Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,170, which represents approximately 45.7% of net assets as of December 31, 2020.

(e)
Rate represents the seven-day yield as of December 31, 2020. The State Street Institutional Liquid Reserves Fund’s financial statements are available on the SEC’s website at http://www.sec.gov.

(f)
The Fund pays or receives periodic payments in accordance with the total return swap contracts depending on the performance of the reference index. On reset dates and on the expiration date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of (i) the accrued financing fees and (ii) the percentage change in price of the reference index times the notional amount, and (iii) if applicable any dividends received into the basket since the previous reset date. Valuations may be inclusive of interest and/or dividends receivable/payable and, as a result, the notional amounts presented may not recalculate directly with the fair value presented.

(g)
Long basket of stocks most likely to continue paying dividends.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
Target Corp	193	34	3.81%
BlackRock Inc	44	32	3.55%
Medtronic PLC	215	25	2.82%
Colgate-Palmolive Co	278	24	2.66%
Coca-Cola Co/The	426	23	2.61%
Walmart Inc	160	23	2.58%
Honeywell International Inc	107	23	2.54%
See notes to consolidated financial statements.

FS Global Macro Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Johnson & Johnson	140	22	2.46%
PepsiCo Inc	147	22	2.43%
Clorox Co/The	106	21	2.40%
Kimberly-Clark Corp	147	20	2.22%
PPG Industries Inc	128	18	2.06%
Apple Inc	122	16	1.82%
American Express Co	134	16	1.81%
Quest Diagnostics Inc	134	16	1.79%
NIKE Inc	109	15	1.72%
Eastman Chemical Co	151	15	1.69%
Caterpillar Inc	81	15	1.65%
Air Products & Chemicals Inc	53	15	1.63%
Aflac Inc	327	15	1.63%
Maxim Integrated Products Inc	159	14	1.58%
Emerson Electric Co	174	14	1.56%
Accenture PLC	53	14	1.55%
WW Grainger Inc	33	13	1.50%
Dover Corp	104	13	1.46%
MetLife Inc	272	13	1.43%
Eli Lilly & Co	75	13	1.43%
Home Depot Inc/The	45	12	1.35%
Intercontinental Exchange Inc	103	12	1.33%
International Business Machines Corp	94	12	1.33%
NextEra Energy Inc	151	12	1.31%
Cardinal Health Inc	217	12	1.30%
Microsoft Corp	52	12	1.30%
Anthem Inc	35	11	1.27%
Merck & Co Inc	138	11	1.26%
Ecolab Inc	52	11	1.26%
Hasbro Inc	120	11	1.25%
UnitedHealth Group Inc	32	11	1.24%
Automatic Data Processing Inc	63	11	1.24%
Abbott Laboratories	100	11	1.23%
General Mills Inc	186	11	1.23%
McDonald’s Corp	51	11	1.22%
S&P Global Inc	33	11	1.21%
Public Storage	46	11	1.20%
Realty Income Corp	171	11	1.19%
American Water Works Co Inc	69	11	1.19%
Republic Services Inc	110	11	1.18%
Procter & Gamble Co/The	75	10	1.17%
Kellogg Co	167	10	1.16%
Stanley Black & Decker Inc	56	10	1.11%
See notes to consolidated financial statements.

FS Global Macro Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

(h)
Short basket of stocks least likely to pay dividends.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Commons Stock
Coty Inc	(1,044)	(7)	-0.96%
Nordstrom Inc	(234)	(7)	-0.95%
Kohl’s Corp	(147)	(6)	-0.78%
Tapestry Inc	(173)	(5)	-0.70%
General Electric Co	(463)	(5)	-0.65%
Occidental Petroleum Corp	(278)	(5)	-0.63%
Arconic Inc	(167)	(5)	-0.62%
Align Technology Inc	(9)	(5)	-0.62%
Freeport-McMoRan Inc	(181)	(5)	-0.61%
SVB Financial Group	(12)	(5)	-0.61%
Paycom Software Inc	(10)	(4)	-0.58%
Marathon Oil Corp	(669)	(4)	-0.58%
Harley-Davidson Inc	(120)	(4)	-0.57%
Wynn Resorts Ltd	(39)	(4)	-0.57%
Norwegian Cruise Line Holdings	(172)	(4)	-0.57%
PVH Corp	(46)	(4)	-0.57%
Teradyne Inc	(36)	(4)	-0.57%
Micron Technology Inc	(58)	(4)	-0.57%
DXC Technology Co	(168)	(4)	-0.56%
Under Armour Inc	(251)	(4)	-0.56%
Halliburton Co	(225)	(4)	-0.55%
Zebra Technologies Corp	(11)	(4)	-0.55%
Ralph Lauren Corp	(41)	(4)	-0.55%
Aptiv PLC	(32)	(4)	-0.54%
Etsy Inc	(23)	(4)	-0.54%
Walt Disney Co/The	(23)	(4)	-0.54%
Western Digital Corp	(74)	(4)	-0.54%
Mohawk Industries Inc	(29)	(4)	-0.54%
Morgan Stanley	(60)	(4)	-0.53%
F5 Networks Inc	(23)	(4)	-0.53%
Arista Networks Inc	(14)	(4)	-0.53%
Carnival Corp	(187)	(4)	-0.53%
General Motors Co	(97)	(4)	-0.53%
Expedia Group Inc	(30)	(4)	-0.53%
National Oilwell Varco Inc	(293)	(4)	-0.52%
MGM Resorts International	(127)	(4)	-0.52%
DaVita Inc	(34)	(4)	-0.52%
Capital One Financial Corp	(40)	(4)	-0.52%
Alaska Air Group Inc	(76)	(4)	-0.52%
Apache Corp	(279)	(4)	-0.52%
Alexion Pharmaceuticals Inc	(25)	(4)	-0.52%
Marriott International Inc/MD	(30)	(4)	-0.51%
Quanta Services Inc	(54)	(4)	-0.51%
First Republic Bank/CA	(27)	(4)	-0.51%
HCA Healthcare Inc	(24)	(4)	-0.51%
See notes to consolidated financial statements.

FS Global Macro Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Live Nation Entertainment Inc	(53)	(4)	-0.51%
Molson Coors Brewing Co	(86)	(4)	-0.50%
Host Hotels & Resorts Inc	(263)	(4)	-0.50%
IPG Photonics Corp	(17)	(4)	-0.50%
Ross Stores Inc	(31)	(4)	-0.50%

(i)
Cross Asset carry strategy excluding commodities.

Top Underlying Components	Notional	Percentage of Equity Notional
Swap
Deutsche Bank Duration Bias US	187	10.53%
Deutsche Bank Duration Bias EU	159	8.93%
Deutsche Bank Duration Bias GB	158	8.88%
Deutsche Bank Duration Bias JP	121	6.82%
Index
ITRX XOVER CDSI S34 5Y Corp	160	8.99%
CDX.NA.HY 5Y Long Excess Return Index	162	9.15%
EONIA Total Return Index	(0)	-0.01%
Fed Funds Effective Rate Total Return Index	(0)	0.00%
Futures
FTSE 100 IDX Mar21	106	5.96%
MSCI EmgMkt Mar21	(64)	-3.59%
EURO STOXX 50 Mar21	44	2.46%
S&P500 EMINI Mar21	33	1.83%
NIKKEI 225 (OSE) Mar21	26	1.44%
FX Forwards
USD/EUR	(109)	-6.16%
USD/JPY	(57)	-3.24%
USD/BRL	29	1.63%
USD/HUF	29	1.63%
USD/MXN	29	1.63%
USD/PLN	29	1.63%
USD/RUB	29	1.63%
USD/SGD	29	1.63%
USD/TRY	29	1.63%
USD/ZAR	29	1.63%
USD/KRW	29	1.63%
USD/TWD	29	1.63%
USD/CNH	29	1.63%
USD/AUD	(21)	-1.17%
See notes to consolidated financial statements.

FS Global Macro Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

(j)
Currency selection strategy based on relative interest rates.

Top Underlying Components	Notional	Percentage of Equity Notional
Foreign Currency
SOUTH AFRICAN RAND	161	15.35%
INDIAN RUPEE	159	15.23%
TAIWAN DOLLAR	(158)	-15.08%
RUSSIAN RUBLE	153	14.59%
CZECH KORUNA	(146)	-13.96%
SWEDISH KRONA	(141)	-13.51%
MEXICAN PESO	130	12.40%
NORWEGIAN KRONE	(118)	-11.29%
SWISS FRANC	(110)	-10.50%
AUSTRALIAN DOLLAR	(86)	-8.18%
CHINESE RENMINBI OFFSHORE	80	7.64%
PHILIPPINES PESO	76	7.31%
SOUTH KOREAN WON	(21)	-2.05%
INDONESIAN RUPIAH	17	1.58%
CHILEAN PESO	(10)	-0.94%
EURO	(4)	-0.41%
BRITISH POUND	(0)	0.00%
POLISH ZLOTY	(0)	0.00%
NEW ZEALAND DOLLAR	(0)	0.00%
CANADIAN DOLLAR	(0)	0.00%
ISRAELI SHEKEL	(0)	0.00%
BRAZIL REAL	(0)	0.00%
JAPANESE YEN	(0)	0.00%
HUNGARIAN FORINT	(0)	0.00%
SINGAPORE DOLLAR	(0)	0.00%

(k)
Market neutral strategy based on futures versus spot differentials across equity markets.

Top Underlying Components	Notional	Percentage of Equity Notional
Futures
BIST 30 Feb21	(128)	-18.40%
KOSPI2 INX Mar21	120	17.15%
FTSE Taiwan Index Jan21	114	16.30%
FTSE/JSE TOP 40 Mar21	(112)	-16.11%
IBEX 35 INDX Jan21	104	14.87%
HSCEI Jan21	(102)	-14.61%
SWISS MKT IX Mar21	89	12.71%
HANG SENG IDX Jan21	(68)	-9.77%
NASDAQ 100 E-MINI Mar21	(67)	-9.59%
S&P/TSX 60 IX Mar21	63	9.09%
FTSE 100 IDX Mar21	60	8.57%
MSCI EmgMkt Mar21	(52)	-7.44%
See notes to consolidated financial statements.

FS Global Macro Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Notional	Percentage of Equity Notional
CAC40 10 EURO Jan21	45	6.47%
TOPIX INDX Mar21	(44)	-6.34%
E-Mini Russ 2000 Mar21	(41)	-5.89%
SPI 200 Jan21	40	5.75%
SET50 Mar21	(33)	-4.75%
S&P500 EMINI Mar21	(28)	-4.06%
FTSE/MIB IDX Mar21	25	3.63%
AMSTERDAM IDX Jan21	(17)	-2.50%
EURO STOXX 50 Mar21	13	1.81%
Cash/Foreign Currency
BRITISH POUND	0	0.00%
US DOLLAR	(0)	0.00%
SWISS FRANC	(0)	0.00%
JAPANESE YEN	(0)	0.00%
EURO	0	0.00%

(l)
Attempts to generate income by selling dislocated single stock calls while offsetting the market risk with a long S&P call.

Top Underlying Components	Notional	Percentage of Equity Notional
Options
SPX European Call Option	1,699	239.77%
AAPL American Call Option	(112)	-15.83%
AMZN American Call Option	(73)	-10.37%
PFE American Call Option	(57)	-8.01%
MSFT American Call Option	(55)	-7.75%
FB American Call Option	(51)	-7.26%
GOOGL American Call Option	(50)	-7.04%
WFC American Call Option	(46)	-6.49%
FDX American Call Option	(43)	-6.09%
MU American Call Option	(38)	-5.37%
NKE American Call Option	(37)	-5.17%
ACN American Call Option	(36)	-5.09%
JNJ American Call Option	(35)	-4.99%
DIS American Call Option	(35)	-4.87%
ISRG American Call Option	(31)	-4.38%
COST American Call Option	(30)	-4.27%
PYPL American Call Option	(30)	-4.18%
JPM American Call Option	(28)	-3.94%
CVX American Call Option	(28)	-3.90%
C American Call Option	(27)	-3.78%
CRM American Call Option	(26)	-3.68%
ADBE American Call Option	(26)	-3.63%
AXP American Call Option	(25)	-3.52%
See notes to consolidated financial statements.

FS Global Macro Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Notional	Percentage of Equity Notional
KO American Call Option	(25)	-3.52%
CI American Call Option	(25)	-3.50%
XOM American Call Option	(24)	-3.39%
LLY American Call Option	(22)	-3.13%
FIS American Call Option	(21)	-2.94%
PG American Call Option	(20)	-2.87%
MS American Call Option	(19)	-2.64%
MCD American Call Option	(18)	-2.59%
HON American Call Option	(18)	-2.53%
AMT American Call Option	(18)	-2.51%
TJX American Call Option	(17)	-2.47%
NEE American Call Option	(17)	-2.43%
TMO American Call Option	(16)	-2.32%
ORCL American Call Option	(16)	-2.29%
HD American Call Option	(16)	-2.26%
AVGO American Call Option	(16)	-2.19%
DHR American Call Option	(15)	-2.16%
INTC American Call Option	(15)	-2.10%
UPS American Call Option	(15)	-2.06%
NFLX American Call Option	(15)	-2.06%
NVDA American Call Option	(15)	-2.05%
LOW American Call Option	(14)	-1.98%
MDT American Call Option	(13)	-1.82%
UNH American Call Option	(13)	-1.81%
SBUX American Call Option	(13)	-1.79%
RTX American Call Option	(12)	-1.69%
Cash
USD	25	3.50%

(m)
Seeks to capture the risk premium associated with selling equity puts while buying equity calls. Delta and gamma hedges daily to reduce market and volatility premium exposures.

Top Underlying Components	Notional	Percentage of Equity Notional
Options
SPX European Call Option	1,288	362.29%
SPX European Put Option	0	0.00%
Forwards
SPX EQ Forward	(1,134)	-318.84%
Cash
USD	(31)	-8.79%
See notes to consolidated financial statements.

FS Global Macro Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

(n)
Uses factor-based stock selection to provide long exposure to the equity of natural resource, real estate, equipment and industrial, and infrastructure companies.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
Nielsen Holdings PLC	721	15	2.15%
CH Robinson Worldwide Inc	156	15	2.10%
Olin Corp	598	15	2.10%
Eaton Corp PLC	121	15	2.08%
LyondellBasell Industries NV	159	15	2.08%
Dow Inc	261	14	2.07%
Amcor PLC	1,224	14	2.06%
Cummins Inc	63	14	2.05%
International Paper Co	287	14	2.04%
PPL Corp	506	14	2.04%
United Parcel Service Inc	85	14	2.04%
Iron Mountain Inc	482	14	2.03%
3M Co	81	14	2.02%
Lockheed Martin Corp	40	14	2.01%
FirstEnergy Corp	450	14	1.97%
Renewable Energy Group Inc	194	14	1.96%
General Dynamics Corp	92	14	1.95%
Vornado Realty Trust	365	14	1.95%
Simon Property Group Inc	157	13	1.92%
Omega Healthcare Investors Inc	364	13	1.89%
ONEOK Inc	343	13	1.88%
Chemours Co/The	525	13	1.86%
Macerich Co/The	1,213	13	1.85%
Williams Cos Inc/The	635	13	1.82%
ManpowerGroup Inc	140	13	1.80%
Park Hotels & Resorts Inc	718	12	1.76%
Robert Half International Inc	197	12	1.76%
Maxar Technologies Inc	312	12	1.72%
Johnson Controls International	249	12	1.66%
CNX Resources Corp	1,030	11	1.59%
Hubbell Inc	70	11	1.58%
Huntington Ingalls Industries	61	10	1.49%
Antero Resources Corp	1,810	10	1.41%
Antero Midstream GP LP	1,207	9	1.33%
OGE Energy Corp	274	9	1.25%
Saia Inc	48	9	1.24%
Upwork Inc	247	9	1.22%
CF Industries Holdings Inc	208	8	1.15%
MGM Growth Properties LLC	250	8	1.12%
Equitrans Midstream Corp	966	8	1.11%
See notes to consolidated financial statements.

FS Global Macro Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Plains GP Holdings LP	919	8	1.11%
Spirit Realty Capital Inc	193	8	1.11%
Sabra Health Care REIT Inc	415	7	1.03%
Fluor Corp	425	7	0.97%
Fastenal Co	135	7	0.94%
Helmerich & Payne Inc	281	7	0.93%
Eastman Chemical Co	64	6	0.92%
SL Green Realty Corp	105	6	0.92%
Atlas Air Worldwide Holdings I	117	6	0.91%
Trinseo SA	120	6	0.88%

(o)
Uses factor-based stock selection to provide short exposure to the equity of natural resource, real estate, equipment and industrial, and infrastructure companies.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
Sunrun Inc	(179)	(12)	-2.20%
Alcoa Corp	(512)	(12)	-2.09%
Spirit AeroSystems Holdings In	(302)	(12)	-2.09%
American Tower Corp	(52)	(12)	-2.07%
NextEra Energy Inc	(151)	(12)	-2.07%
Equinix Inc	(16)	(12)	-2.06%
Fortive Corp	(163)	(12)	-2.05%
PG&E Corp	(929)	(12)	-2.05%
SBA Communications Corp	(41)	(12)	-2.05%
Crown Holdings Inc	(115)	(12)	-2.04%
Sensata Technologies Holding P	(218)	(12)	-2.04%
IHS Markit Ltd	(128)	(11)	-2.03%
Invitation Homes Inc	(386)	(11)	-2.03%
Host Hotels & Resorts Inc	(780)	(11)	-2.02%
Southwest Airlines Co	(245)	(11)	-2.02%
American Water Works Co Inc	(74)	(11)	-2.01%
Carrier Global Corp	(301)	(11)	-2.01%
Weyerhaeuser Co	(338)	(11)	-2.01%
TransUnion	(114)	(11)	-2.00%
Acuity Brands Inc	(93)	(11)	-1.99%
Cheniere Energy Inc	(187)	(11)	-1.99%
General Electric Co	(1,019)	(11)	-1.95%
National Oilwell Varco Inc	(802)	(11)	-1.95%
Marathon Oil Corp	(1,642)	(11)	-1.94%
American Homes 4 Rent	(359)	(11)	-1.91%
TechnipFMC PLC	(1,135)	(11)	-1.89%
Halliburton Co	(565)	(11)	-1.89%
United States Steel Corp	(633)	(11)	-1.88%
See notes to consolidated financial statements.

FS Global Macro Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Boeing Co/The	(49)	(11)	-1.87%
Textron Inc	(218)	(11)	-1.87%
Hexcel Corp	(214)	(10)	-1.84%
Axalta Coating Systems Ltd	(362)	(10)	-1.83%
TransDigm Group Inc	(17)	(10)	-1.83%
Mosaic Co/The	(422)	(10)	-1.72%
Targa Resources Corp	(342)	(9)	-1.60%
Ovintiv Inc	(625)	(9)	-1.59%
Alaska Air Group Inc	(169)	(9)	-1.56%
Berry Global Group Inc	(154)	(9)	-1.53%
Continental Resources Inc/OK	(495)	(8)	-1.43%
JetBlue Airways Corp	(520)	(8)	-1.34%
Prologis Inc	(69)	(7)	-1.21%
Apache Corp	(458)	(6)	-1.15%
American Airlines Group Inc	(401)	(6)	-1.12%
AMETEK Inc	(49)	(6)	-1.05%
Verisk Analytics Inc	(27)	(6)	-1.00%
Summit Materials Inc	(273)	(5)	-0.97%
Jacobs Engineering Group Inc	(50)	(5)	-0.96%
HEICO Corp	(40)	(5)	-0.93%
Wabtec Corp	(69)	(5)	-0.89%
Concho Resources Inc	(84)	(5)	-0.87%

(p)
Basket of indices comprised of Interest Rate Swaps across USD, EUR, GBP, and JPY based on value characteristics.

Top Underlying Components	Notional	Percentage of Equity Notional
Index
IRS Rec 5Y in GBP	864	49.68%
IRS Rec 20Y in EUR	(198)	-11.41%
IRS Rec 20Y in GBP	197	11.34%
IRS Rec 10Y in EUR	(163)	-9.40%
IRS Rec 30Y in EUR	(125)	-7.17%
IRS Rec 10Y in USD	49	2.83%
IRS Rec 20Y in USD	26	1.51%
IRS Rec 30Y in GBP	17	0.97%
See notes to consolidated financial statements.

FS Global Macro Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

(q)
Basket of indices comprised of Interest Rate Swaps in G11 currencies based on value and momentum characteristics.

Top Underlying Components	Notional	Percentage of Equity Notional
Index
IRS Rec 1Y in USD	3,174	45.71%
IRS 2Y DKK S 1-0	(2,086)	-30.04%
IRS 2Y CAD S 1-0	1,945	28.00%
IRS 2Y NOK S 1-0	1,771	25.51%
IRS Rec 2Y in JPY	(1,761)	-25.35%
IRS 5Y CAD S 1-0	1,710	24.62%
IRS Rec 1Y in EUR	(1,400)	-20.15%
IRS Rec 2Y in USD	1,235	17.78%
IRS 10Y AUD S 1-0	948	13.66%
IRS Rec 10Y in USD	946	13.63%
IRS Rec 10Y in EUR	(896)	-12.90%
IRS 10Y DKK S 1-0	(882)	-12.70%
IRS Rec 5Y in JPY	(843)	-12.15%
IRS 2Y CHF S 1-0	(696)	-10.02%
IRS Rec 20Y in USD	505	7.27%
IRS Rec 20Y in EUR	(447)	-6.44%
IRS 5Y NZD S 1-0	356	5.13%
IRS Rec 30Y in EUR	(298)	-4.29%
IRS Rec 5Y in AUD	283	4.08%
IRS 2Y SEK S 1-0	(175)	-2.52%
IRS Rec 5Y in USD	142	2.04%
IRS 5Y CHF S 1-0	(138)	-1.99%
IRS Rec 10Y in JPY	(70)	-1.01%
IRS 10Y CHF S 1-0	(34)	-0.49%
IRS Rec 30Y in USD	30	0.43%
See notes to consolidated financial statements.

FS Real Asset Fund
Consolidated Schedule of Investments
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Yield	Number of Shares	Cost	Fair Value(b)
Short-Term Investments – 73.4%
State Street Institutional Liquid Reserves Fund – Premier Class	(c)	0.10%	1,610,531	$1,611	$1,611
Total Short-Term Investments				1,611	1,611
TOTAL INVESTMENTS – 73.4%				$1,611	1,611
Other Assets in Excess of Liabilities – 26.6%					583
Net Assets – 100.0%					$2,194

Total Return Index Swaps(d) – 3.6%
Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Premium Paid (Received)	Fair Value(b)	Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	3 Month LIBOR + 0.55%	Total return on iShares S&P GSCI Commodity-Indexed Trust	USD 199	12/10/21	Quarterly	$—	$7	$7	$—
JPMorgan Chase Bank, N.A.	3 Month LIBOR + 0.60%	Total return on JPM Long ERP Sector(e)	USD 1,334	1/4/21	Quarterly	—	(13)	—	13
JPMorgan Chase Bank, N.A.	Total return on JPM Short ERP Sector(f)	3 Month LIBOR – 0.25%	USD 669	1/4/21	Quarterly	—	2	2	—
Morgan Stanley Capital Services LLC	1 Month LIBOR + 0.50%	Total return on Morgan Stanley Inflation Index(g)	USD 182	1/4/21	Quarterly	—	65	65	—
Morgan Stanley Capital Services LLC	1 Month LIBOR + 0.50%	Total return on Morgan Stanley Pricing Power Index(h)	USD 205	3/1/21	Quarterly	—	21	21	—
Total Total Return Index Swaps						$—	$82	$95	$13

(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Fair value as of December 31, 2020 is determined by the board of trustees of FS Series Trust (the “Trust”). See Note 2 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy and other significant accounting policies.

(c)
Rate represents the seven-day yield as of December 31, 2020. The State Street Institutional Liquid Reserves Fund’s financial statements are available on the SEC’s website at http://www.sec.gov.

(d)
The Fund pays or receives periodic payments in accordance with the total return swap contracts depending on the performance of the reference index. On reset dates and on the expiration date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of (i) the accrued financing fees and (ii) the percentage change in price of the reference index times the notional amount, and (iii) if applicable any dividends received into the basket since the previous reset date. Valuations may be inclusive of interest and/or dividends receivable/payable and, as a result, the notional amounts presented may not recalculate directly with the fair value presented.

See notes to consolidated financial statements.

FS Real Asset Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

(e)
Uses factor-based stock selection to provide long exposure to the equity of natural resource, real estate, equipment and industrial, and infrastructure companies.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
Nielsen Holdings PLC	1,361	28	2.15%
CH Robinson Worldwide Inc	296	28	2.10%
Olin Corp	1,130	28	2.10%
Eaton Corp PLC	229	27	2.08%
LyondellBasell Industries NV	300	27	2.08%
Dow Inc	493	27	2.07%
Amcor PLC	2,313	27	2.06%
Cummins Inc	119	27	2.05%
International Paper Co	542	27	2.04%
PPL Corp	956	27	2.04%
United Parcel Service Inc	160	27	2.04%
Iron Mountain Inc	910	27	2.03%
3M Co	153	27	2.02%
Lockheed Martin Corp	75	27	2.01%
FirstEnergy Corp	850	26	1.97%
Renewable Energy Group Inc	366	26	1.96%
General Dynamics Corp	173	26	1.95%
Vornado Realty Trust	690	26	1.95%
Simon Property Group Inc	298	25	1.92%
Omega Healthcare Investors Inc	688	25	1.89%
ONEOK Inc	647	25	1.88%
Chemours Co/The	991	25	1.86%
Macerich Co/The	2,291	24	1.85%
Williams Cos Inc/The	1,200	24	1.82%
ManpowerGroup Inc	264	24	1.80%
Park Hotels & Resorts Inc	1,356	23	1.76%
Robert Half International Inc	372	23	1.76%
Maxar Technologies Inc	589	23	1.72%
Johnson Controls International	471	22	1.66%
CNX Resources Corp	1,945	21	1.59%
Hubbell Inc	133	21	1.58%
Huntington Ingalls Industries	115	20	1.49%
Antero Resources Corp	3,419	19	1.41%
Antero Midstream GP LP	2,280	18	1.33%
OGE Energy Corp	518	17	1.25%
Saia Inc	91	16	1.24%
Upwork Inc	467	16	1.22%
See notes to consolidated financial statements.

FS Real Asset Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
CF Industries Holdings Inc	393	15	1.15%
MGM Growth Properties LLC	473	15	1.12%
Equitrans Midstream Corp	1,824	15	1.11%
Plains GP Holdings LP	1,736	15	1.11%
Spirit Realty Capital Inc	365	15	1.11%
Sabra Health Care REIT Inc	784	14	1.03%
Fluor Corp	803	13	0.97%
Fastenal Co	254	12	0.94%
Helmerich & Payne Inc	531	12	0.93%
Eastman Chemical Co	121	12	0.92%
SL Green Realty Corp	198	12	0.92%
Atlas Air Worldwide Holdings I	220	12	0.91%
Trinseo SA	227	12	0.88%

(f)
Uses factor-based stock selection to provide short exposure to the equity of natural resource, real estate, equipment and industrial, and infrastructure companies.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
Sunrun Inc	(211)	(15)	-2.20%
Alcoa Corp	(604)	(14)	-2.09%
Spirit AeroSystems Holdings In	(356)	(14)	-2.09%
American Tower Corp	(61)	(14)	-2.07%
NextEra Energy Inc	(179)	(14)	-2.07%
Equinix Inc	(19)	(14)	-2.06%
Fortive Corp	(193)	(14)	-2.05%
PG&E Corp	(1,097)	(14)	-2.05%
SBA Communications Corp	(48)	(14)	-2.05%
Crown Holdings Inc	(136)	(14)	-2.04%
Sensata Technologies Holding P	(258)	(14)	-2.04%
IHS Markit Ltd	(151)	(14)	-2.03%
Invitation Homes Inc	(456)	(14)	-2.03%
Host Hotels & Resorts Inc	(920)	(13)	-2.02%
Southwest Airlines Co	(289)	(13)	-2.02%
American Water Works Co Inc	(87)	(13)	-2.01%
Carrier Global Corp	(355)	(13)	-2.01%
Weyerhaeuser Co	(400)	(13)	-2.01%
TransUnion	(134)	(13)	-2.00%
Acuity Brands Inc	(110)	(13)	-1.99%
Cheniere Energy Inc	(221)	(13)	-1.99%
See notes to consolidated financial statements.

FS Real Asset Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
General Electric Co	(1,204)	(13)	-1.95%
National Oilwell Varco Inc	(947)	(13)	-1.95%
Marathon Oil Corp	(1,939)	(13)	-1.94%
American Homes 4 Rent	(424)	(13)	-1.91%
TechnipFMC PLC	(1,340)	(13)	-1.89%
Halliburton Co	(667)	(13)	-1.89%
United States Steel Corp	(747)	(13)	-1.88%
Boeing Co	(58)	(12)	-1.87%
Textron Inc	(258)	(12)	-1.87%
Hexcel Corp	(253)	(12)	-1.84%
Axalta Coating Systems Ltd	(427)	(12)	-1.83%
TransDigm Group Inc	(20)	(12)	-1.83%
Mosaic Co	(498)	(11)	-1.72%
Targa Resources Corp	(404)	(11)	-1.60%
Ovintiv Inc	(738)	(11)	-1.59%
Alaska Air Group Inc	(200)	(10)	-1.56%
Berry Global Group Inc	(182)	(10)	-1.53%
Continental Resources Inc/OK	(585)	(10)	-1.43%
JetBlue Airways Corp	(614)	(9)	-1.34%
Prologis Inc	(81)	(8)	-1.21%
Apache Corp	(540)	(8)	-1.15%
American Airlines Group Inc	(473)	(7)	-1.12%
AMETEK Inc	(58)	(7)	-1.05%
Verisk Analytics Inc	(32)	(7)	-1.00%
Summit Materials Inc	(322)	(6)	-0.97%
Jacobs Engineering Group Inc	(59)	(6)	-0.96%
HEICO Corp	(47)	(6)	-0.93%
Wabtec Corp	(81)	(6)	-0.89%
Concho Resources Inc	(99)	(6)	-0.87%

(g)
Seeks to deliver a high sensitivity to inflation expectations through a basket comprised of companies within agriculture, base & precious metals, and energy industries.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
NRG Energy Inc	432	16	6.61%
SVB Financial Group	40	16	6.38%
CSX Corp	154	14	5.71%
Vale SA	760	13	5.19%
Fastenal Co	225	11	4.47%
Canadian Pacific Railway Ltd	31	11	4.38%
See notes to consolidated financial statements.

FS Real Asset Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Freeport-McMoRan Inc	404	11	4.29%
Caterpillar Inc	53	10	3.96%
Rio Tinto PLC	126	9	3.86%
WW Grainger Inc	21	9	3.50%
Celanese Corp	63	8	3.35%
Regions Financial Corp	462	7	3.03%
Citizens Financial Group Inc	186	7	2.71%
Steel Dynamics Inc	172	6	2.58%
Reliance Steel & Aluminum Co	47	6	2.31%
Southern Copper Corp	86	6	2.29%
WESCO International Inc	67	5	2.15%
ArcelorMittal	227	5	2.12%
East West Bancorp Inc	96	5	1.98%
Nucor Corp	87	5	1.88%
MSC Industrial Direct Co Inc	47	4	1.62%
Allegheny Technologies Inc	231	4	1.58%
United States Steel Corp	231	4	1.58%
Arconic Inc	132	4	1.53%
Hess Corp	71	4	1.53%
Marathon Petroleum Corp	89	4	1.51%
Flowserve Corp	91	3	1.36%
Canadian Natural Resources Ltd	117	3	1.14%
Pioneer Natural Resources Co	20	2	0.95%
CNX Resources Corp	212	2	0.93%
Suncor Energy Inc	135	2	0.93%
POSCO	34	2	0.87%
Tenaris SA	130	2	0.84%
Compass Minerals International Inc	31	2	0.79%
Diamondback Energy Inc	40	2	0.79%
Century Aluminum Co	162	2	0.73%
Marathon Oil Corp	236	2	0.64%
Murphy Oil Corp	128	2	0.63%
Halliburton Co	82	2	0.63%
Baker Hughes a GE Co	73	2	0.62%
National Oilwell Varco Inc	102	1	0.57%
Devon Energy Corp	87	1	0.56%
Helmerich & Payne Inc	55	1	0.52%
TechnipFMC PLC	122	1	0.47%
Dril-Quip Inc	38	1	0.46%
Chevron Corp	13	1	0.43%
Schlumberger Ltd	47	1	0.41%
Alcoa Corp	44	1	0.41%
Arconic Corp	33	1	0.40%
Carpenter Technology Corp	31	1	0.36%
See notes to consolidated financial statements.

FS Real Asset Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

(h)
Seeks to deliver strong performance ability in the face of inflation through a basket comprised of companies in all industries that have the ability to pass through inflation related cost increases to consumers via higher prices.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
NVIDIA Corp	31	16	7.12%
Apple Inc	98	13	5.77%
ServiceNow Inc	23	12	5.55%
Netflix Inc	21	11	4.99%
Adobe Inc	21	10	4.64%
NIKE Inc	69	10	4.31%
Chipotle Mexican Grill Inc	7	9	4.07%
Broadcom Inc	21	9	4.03%
Charter Communications Inc	12	8	3.66%
Starbucks Corp	74	8	3.55%
Walt Disney Co	42	8	3.42%
Visa Inc	35	8	3.38%
Lululemon Athletica Inc	19	7	2.97%
Deere & Co	24	6	2.88%
Coca-Cola Co	118	6	2.87%
Pfizer Inc	166	6	2.71%
PepsiCo Inc	37	6	2.47%
Sherwin-Williams Co	7	5	2.15%
Atlassian Corp PLC	19	5	2.02%
American Tower Corp	20	5	2.01%
S&P Global Inc	13	4	1.93%
Altria Group Inc	104	4	1.90%
Philip Morris International Inc	52	4	1.90%
Crown Castle International Corp	26	4	1.83%
Blackstone Group LP	60	4	1.72%
Equinix Inc	5	4	1.64%
Constellation Brands Inc	13	3	1.26%
MSCI Inc	6	3	1.23%
O’Reilly Automotive Inc	6	3	1.17%
TRANE TECHNOLOGIES PLC	17	3	1.11%
Verisk Analytics Inc	12	2	1.10%
AutoZone Inc	2	2	1.09%
Moody’s Corp	8	2	1.00%
SBA Communications Corp	7	2	0.93%
Shake Shack Inc	24	2	0.90%
Advance Auto Parts Inc	11	2	0.80%
AMETEK Inc	15	2	0.79%
See notes to consolidated financial statements.

FS Real Asset Fund
Consolidated Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Fortive Corp	22	2	0.70%
KKR & Co Inc	33	1	0.60%
Apollo Global Management LLC	22	1	0.48%
Ferrari NV	4	1	0.38%
INGERSOLL-RAND INC	15	1	0.31%
Bright Horizons Family Solutions, Inc	3	1	0.25%
Viatris Inc	21	0	0.17%
Vontier Corp	9	0	0.13%
Ares Management Corp	5	0	0.10%
See notes to consolidated financial statements.

FS Long/Short Equity Fund
Schedule of Investments
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Yield	Number of Shares	Cost	Fair Value(b)
Short-Term Investments – 88.7%
State Street Institutional Liquid Reserves Fund – Premier Class	(c)	0.10%	24,031,645	$24,040	$24,036
Total Short-Term Investments				24,040	24,036
TOTAL INVESTMENTS – 88.7%				$24,040	24,036
Other Assets in Excess of Liabilities – 11.3%					3,067
Net Assets – 100.0%					$27,103
Total Return Index Swaps(d) – 6.8%
Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Premium Paid (Received)	Fair Value(b)	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	Fixed Rate of 0.10%	Total return on Novus Barclays Public Ownership HF Conviction US Index ER(e)	USD 1,713	5/17/21	N/A	$—	$335	$335	$—
Barclays Bank PLC	Total return on Barclays US Momentum Pair Index(f)	Fixed Rate of – 0.27%	USD 1,592	8/23/21	Quarterly	1	—	—	1
Barclays Bank PLC	Fixed Rate of 0.35%	Total return on Barclays US Value Equity Market Hedged Index ER(g)	USD 4,150	1/10/22	N/A	—	(77)	—	77
Goldman Sachs International	Total return on Russell 1000 Total Return Index(h)	3 Month LIBOR – 0.20%	USD 7,309	4/21/21	Quarterly	—	(887)	—	887
Barclays Bank PLC	Total return on Barlcays Short Interest Short Basket Total Return Index(i)	Fed Funds Rate – 1.05%	USD 818	5/17/21	N/A	—	(7)	—	7
Barclays Bank PLC	Fixed Rate of 0.10%	Total return on Novus Barclays Public Ownership HF Conviction US Index ER(j)	USD 3,521	5/17/21	N/A	—	805	805	—
Barclays Bank PLC	1 Month LIBOR + 0.30%	Total return on Novus Barclays Adjustment Long Basket Index(k)	USD 12,302	5/24/21	Monthly	—	51	51	—
Barclays Bank PLC	Total return on Barclays US Volatility Pair Index(l)	Fixed Rate of – 0.27%	USD 1,564	8/23/21	Quarterly	—	(59)	—	59
Barclays Bank PLC	Fixed Rate of 0.10%	Total return on Novus Barclays Public Ownership HF Conviction US Index ER(m)	USD 1,803	5/17/21	N/A	—	463	463	—
Barclays Bank PLC	Fixed Rate of 0.10%	Total return on Novus Barclays Public Ownership HF Conviction US Index ER(n)	USD 12,991	5/17/21	N/A	—	5,381	5,381	—
See notes to consolidated financial statements.

FS Long/Short Equity Fund
Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Premium Paid (Received)	Fair Value(b)	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs International	3 Month LIBOR	Total return on Russell 2000 Total Return Index(o)	USD 6,745	4/21/21	Quarterly	$—	$1,382	$1,382	$—
Barclays Bank PLC	Total return on Russell 1000 Total Return Index(p)	3 Month LIBOR + 0.18%	USD 5,440	1/19/21	N/A	—	(1,209)	—	1,209
Barclays Bank PLC	Total return on Barlcays Short Interest Short Basket Total Return Index(q)	Fed Funds Rate – 1.05%	USD 5,550	5/17/21	N/A	—	(3,005)	—	3,005
Barclays Bank PLC	Total return on Barlcays Short Interest Short Basket Total Return Index(r)	Fed Funds Rate – 1.05%	USD 1,037	5/17/21	N/A	—	(370)	—	370
Barclays Bank PLC	Total return on Novus Barclays Adjustment Short Basket Index(s)	1 Month LIBOR – 0.30%	USD 4,000	5/24/21	Monthly	—	(110)	—	110
Barclays Bank PLC	Total return on Barlcays Short Interest Short Basket Total Return Index(t)	Fed Funds Rate – 1.05%	USD 1,910	5/17/21	N/A	—	(841)	—	841
Total Total Return Index Swaps						$1	$1,852	$8,417	$6,566

(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Fair value as of December 31, 2020 is determined by the board of trustees of FS Series Trust (the “Trust”). See Note 2 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy and other significant accounting policies.

(c)
Rate represents the seven-day yield as of December 31, 2020. The State Street Institutional Liquid Reserves Fund’s financial statements are available on the SEC’s website at http://www.sec.gov.

(d)
The Fund pays or receives periodic payments in accordance with the total return swap contracts depending on the performance of the reference index. On reset dates and on the expiration date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of (i) the accrued financing fees and (ii) the percentage change in price of the reference index times the notional amount, and (iii) if applicable any dividends received into the basket since the previous reset date. Valuations may be inclusive of interest and/or dividends receivable/payable and, as a result, the notional amounts presented may not recalculate directly with the fair value presented.

(e)
A long portfolio of stocks based on public 13F filings.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
Tesla Inc	76	54	2.63%
Walt Disney Co	271	49	2.40%
PayPal Holdings Inc	199	47	2.28%
Zillow Group Inc	356	46	2.25%
Credit Acceptance Corp	131	45	2.22%
Interactive Brokers Group Inc	743	45	2.21%
Apple Inc	338	45	2.19%
Altice USA Inc	1,177	45	2.18%
Planet Fitness Inc	569	44	2.16%
Netflix Inc	81	44	2.15%
See notes to consolidated financial statements.

FS Long/Short Equity Fund
Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Builders FirstSource Inc	1,074	44	2.14%
Caesars Entertainment Corp	590	44	2.14%
Bank of America Corp	1,436	44	2.13%
Charles Schwab Corp	820	43	2.12%
Square Inc	197	43	2.09%
GoDaddy Inc	513	43	2.08%
Adobe Inc	85	42	2.07%
Constellation Brands Inc	193	42	2.06%
Progressive Corp	426	42	2.06%
Mastercard Inc	118	42	2.06%
WillScot Corp	1,815	42	2.05%
Moody’s Corp	144	42	2.05%
ServiceNow Inc	76	42	2.04%
Dell Technologies Inc	568	42	2.03%
Visa Inc	189	41	2.02%
Microsoft Corp	186	41	2.02%
T-Mobile US Inc	305	41	2.01%
Amazon.com Inc	13	41	2.01%
Comcast Corp	783	41	2.00%
TransDigm Group Inc	66	41	2.00%
Crown Holdings Inc	408	41	2.00%
Aon PLC	193	41	1.99%
NextEra Energy Inc	526	41	1.98%
Uber Technologies Inc	790	40	1.97%
Carvana Co	168	40	1.96%
Charter Communications Inc	60	40	1.95%
Berkshire Hathaway Inc	171	40	1.93%
Fiserv Inc	347	39	1.93%
Facebook Inc	144	39	1.93%
Alphabet Inc	23	39	1.92%
STAAR Surgical Co	497	39	1.92%
Liberty Broadband Corp	247	39	1.91%
CarMax Inc	412	39	1.90%
PG&E Corp	3,114	39	1.89%
Williams Cos Inc	1,912	38	1.87%
American Tower Corp	170	38	1.87%
Fidelity National Information Services Inc	269	38	1.86%
Wayfair Inc	157	36	1.73%
salesforce.com Inc	151	34	1.64%
See notes to consolidated financial statements.

FS Long/Short Equity Fund
Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

(f)
A pair trade that involves going long the U.S. High Momentum Index and short the U.S. Low Momentum Index.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
LendingClub Corp	963	10	0.64%
Celsius Holdings Inc	(181)	(9)	-0.57%
Western Digital Corp	163	9	0.57%
Maxar Technologies Inc	(230)	(9)	-0.56%
DXC Technology Co	331	9	0.54%
Purple Innovation Inc	(258)	(8)	-0.53%
Green Dot Corp	(151)	(8)	-0.53%
Twin River Worldwide Holdings Inc	(167)	(8)	-0.53%
Denny’s Corp	571	8	0.53%
Bausch Health Cos Inc	403	8	0.52%
Equitrans Midstream Corp	1,036	8	0.52%
Simply Good Foods Co	265	8	0.52%
Monro Inc	156	8	0.52%
SiTime Corp	(74)	(8)	-0.52%
Sunrun Inc	(120)	(8)	-0.52%
Arvinas Inc	98	8	0.52%
Smith & Wesson Brands Inc	(467)	(8)	-0.52%
Ruth’s Hospitality Group Inc	467	8	0.52%
Goodyear Tire & Rubber Co	758	8	0.52%
GrafTech International Ltd	776	8	0.52%
Telephone & Data Systems Inc	445	8	0.52%
MEDNAX Inc	336	8	0.52%
Intel Corp	165	8	0.52%
Hartford Financial Services Group Inc	168	8	0.52%
MSCI Inc	(18)	(8)	-0.52%
Rollins Inc	(211)	(8)	-0.52%
Carpenter Technology Corp	283	8	0.52%
Summit Materials Inc	410	8	0.52%
Guess? Inc	363	8	0.52%
Sunnova Energy International Inc	(182)	(8)	-0.52%
TechTarget Inc	(139)	(8)	-0.52%
Ocular Therapeutix Inc	(397)	(8)	-0.52%
Graham Holdings Co	15	8	0.52%
Radian Group Inc	405	8	0.52%
Live Oak Bancshares Inc	(173)	(8)	-0.52%
Medifast Inc	(42)	(8)	-0.52%
Sally Beauty Holdings Inc	629	8	0.51%
See notes to consolidated financial statements.

FS Long/Short Equity Fund
Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Portland General Electric Co	192	8	0.51%
API Group Corp	(452)	(8)	-0.51%
FirstEnergy Corp	268	8	0.51%
Assured Guaranty Ltd	260	8	0.51%
Goosehead Insurance Inc	(66)	(8)	-0.51%
Steven Madden Ltd	232	8	0.51%
Mr Cooper Group Inc	(264)	(8)	-0.51%
Tesla Inc	(12)	(8)	-0.51%
Curo Group Holdings Corp	571	8	0.51%
Nielsen Holdings PLC	392	8	0.51%
Enphase Energy Inc	(47)	(8)	-0.51%
Brady Corp	155	8	0.51%
Apergy Corp	535	8	0.51%

(g)
Long position in a basket of US stocks that look attractively priced based on the chosen value characteristics combined with an offsetting short position in an index to hedge the general market risk.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Index
S&P 500	(589)	(4,543)	-111.52%
Common Stock
NetApp Inc	1,519	101	2.47%
NRG Energy Inc	2,590	97	2.39%
Credit Acceptance Corp	274	95	2.32%
HP Inc	3,800	93	2.29%
NortonLifelock Inc	4,456	93	2.27%
Oracle Corp	1,431	93	2.27%
Citigroup Inc	1,488	92	2.25%
Synchrony Financial	2,631	91	2.24%
PNC Financial Services Group Inc	599	89	2.19%
Seagate Technology PLC	1,415	88	2.16%
Bank of New York Mellon Corp	2,062	88	2.15%
Bunge Ltd	1,335	88	2.15%
Intel Corp	1,748	87	2.14%
Philip Morris International Inc	1,052	87	2.14%
Allstate Corp	792	87	2.14%
Cisco Systems Inc	1,937	87	2.13%
DaVita Inc	738	87	2.13%
M&T Bank Corp	674	86	2.11%
Lincoln National Corp	1,698	85	2.10%
See notes to consolidated financial statements.

FS Long/Short Equity Fund
Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Interpublic Group of Cos Inc	3,613	85	2.09%
Vistra Energy Corp	4,301	85	2.08%
AbbVie Inc	789	85	2.08%
International Business Machine	668	84	2.07%
Molina Healthcare Inc	396	84	2.07%
Amgen Inc	366	84	2.07%
Huntington Ingalls Industries	491	84	2.06%
Juniper Networks Inc	3,700	83	2.04%
State Street Corp	1,144	83	2.04%
Tyson Foods Inc	1,279	82	2.02%
Fox Corp	2,817	82	2.01%
Cardinal Health Inc	1,532	82	2.01%
Biogen Inc	335	82	2.01%
Western Union Co	3,719	82	2.00%
eBay Inc	1,624	82	2.00%
Brunswick Corp/DE	1,070	82	2.00%
Steel Dynamics Inc	2,202	81	1.99%
Omnicom Group Inc	1,302	81	1.99%
Aflac Inc	1,807	80	1.97%
McKesson Corp	462	80	1.97%
Herbalife Nutrition Ltd	1,663	80	1.96%
General Dynamics Corp	537	80	1.96%
Kroger Co	2,490	79	1.94%
Verizon Communications Inc	1,346	79	1.94%
Snap-on Inc	462	79	1.94%
Lockheed Martin Corp	217	77	1.89%
Pinnacle West Capital Corp	957	77	1.88%
CenturyLink Inc	7,719	75	1.85%
Toll Brothers Inc	1,712	74	1.83%
Williams-Sonoma Inc	731	74	1.83%

(h)
Short exposure in a stock market index of the 1,000 largest market cap stocks in the Russell 3000 Index, which seeks to be a benchmark of the entire US stock market.

Top Underlying Components	Notional	Percentage of Equity Notional
Index
Russell 1000 Index Total Return	(6,667)	-100.00%

(i)
A basket of stocks with the highest short interest based on public short interest filings.

See notes to consolidated financial statements.

FS Long/Short Equity Fund
Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
FuelCell Energy Inc	(412)	(5)	-0.56%
Arvinas Inc	(53)	(5)	-0.55%
Builders FirstSource Inc	(110)	(4)	-0.54%
Editas Medicine Inc	(64)	(4)	-0.54%
QUALYS INC	(37)	(4)	-0.54%
Heron Therapeutics Inc	(210)	(4)	-0.54%
Plug Power Inc	(131)	(4)	-0.54%
Dave & Buster’s Entertainment Inc	(147)	(4)	-0.54%
Ormat Technologies Inc	(49)	(4)	-0.54%
PetIQ Inc	(115)	(4)	-0.54%
Macy’s Inc	(392)	(4)	-0.53%
ZoomInfo Technologies Inc	(91)	(4)	-0.53%
Sinclair Broadcast Group Inc	(138)	(4)	-0.53%
IAC/InterActiveCorp	(23)	(4)	-0.53%
Antero Resources Corp	(807)	(4)	-0.53%
8x8 Inc	(128)	(4)	-0.53%
Seabridge Gold Inc	(208)	(4)	-0.53%
CINEMARK HOLDINGS INC	(252)	(4)	-0.53%
2U Inc	(109)	(4)	-0.53%
Children’s Place Inc	(87)	(4)	-0.53%
Revolve Group Inc	(140)	(4)	-0.53%
MongoDB Inc	(12)	(4)	-0.53%
Hibbett Sports Inc	(95)	(4)	-0.53%
Lovesac	(101)	(4)	-0.53%
Dick’s Sporting Goods Inc	(78)	(4)	-0.53%
Bloom Energy Corp	(152)	(4)	-0.53%
Altice USA Inc	(115)	(4)	-0.53%
LivePerson Inc	(70)	(4)	-0.53%
1-800-Flowers.com Inc	(168)	(4)	-0.53%
TRUPANION INC	(36)	(4)	-0.53%
Sally Beauty Holdings Inc	(333)	(4)	-0.53%
Marcus Corp	(322)	(4)	-0.53%
Livent Corp	(230)	(4)	-0.53%
Infinera Corp	(414)	(4)	-0.53%
iRobot Corp	(54)	(4)	-0.53%
HealthEquity Inc	(62)	(4)	-0.53%
Q2 Holdings Inc	(34)	(4)	-0.53%
Anaplan Inc	(60)	(4)	-0.53%
Navient Corp	(442)	(4)	-0.53%
See notes to consolidated financial statements.

FS Long/Short Equity Fund
Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Cardlytics Inc	(30)	(4)	-0.53%
APPIAN CORP	(27)	(4)	-0.52%
Everbridge Inc	(29)	(4)	-0.52%
Sabre Corp	(360)	(4)	-0.52%
Global Blood Therapeutics Inc	(100)	(4)	-0.52%
II-VI Inc	(57)	(4)	-0.52%
Sunrun Inc	(62)	(4)	-0.52%
EverQuote Inc	(116)	(4)	-0.52%
Discovery Inc	(143)	(4)	-0.52%
Chart Industries Inc	(37)	(4)	-0.52%
Tabula Rasa HealthCare Inc	(101)	(4)	-0.52%

(j)
A long portfolio of stocks based on public 13F filings.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
Tesla Inc	161	114	2.63%
Walt Disney Co	572	104	2.40%
PayPal Holdings Inc	420	98	2.28%
Zillow Group Inc	751	97	2.25%
Credit Acceptance Corp	277	96	2.22%
Interactive Brokers Group Inc	1,570	96	2.21%
Apple Inc	714	95	2.19%
Altice USA Inc	2,485	94	2.18%
Planet Fitness Inc	1,201	93	2.16%
Netflix Inc	172	93	2.15%
Builders FirstSource Inc	2,267	93	2.14%
Caesars Entertainment Corp	1,245	92	2.14%
Bank of America Corp	3,033	92	2.13%
Charles Schwab Corp	1,732	92	2.12%
Square Inc	416	91	2.09%
GoDaddy Inc	1,083	90	2.08%
Adobe Inc	179	90	2.07%
Constellation Brands Inc	408	89	2.06%
Progressive Corp	900	89	2.06%
Mastercard Inc	249	89	2.06%
WILLSCOT CORP	3,832	89	2.05%
Moody’s Corp	305	88	2.05%
ServiceNow Inc	160	88	2.04%
Dell Technologies Inc	1,200	88	2.03%
See notes to consolidated financial statements.

FS Long/Short Equity Fund
Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Visa Inc	400	88	2.02%
Microsoft Corp	392	87	2.02%
T-Mobile US Inc	645	87	2.01%
Amazon.com Inc	27	87	2.01%
Comcast Corp	1,653	87	2.00%
TransDigm Group Inc	140	86	2.00%
Crown Holdings Inc	862	86	2.00%
Aon PLC	408	86	1.99%
NextEra Energy Inc	1,111	86	1.98%
Uber Technologies Inc	1,668	85	1.97%
Carvana Co	354	85	1.96%
Charter Communications Inc	128	84	1.95%
Berkshire Hathaway Inc	361	84	1.93%
Fiserv Inc	732	83	1.93%
Facebook Inc	305	83	1.93%
Alphabet Inc	48	83	1.92%
STAAR SURGICAL Co	1,049	83	1.92%
Liberty Broadband Corp	522	83	1.91%
CarMax Inc	870	82	1.90%
PG&E Corp	6,576	82	1.89%
Williams Cos Inc	4,039	81	1.87%
American Tower Corp	360	81	1.87%
Fidelity National Information Services Inc	568	80	1.86%
Wayfair Inc	332	75	1.73%
salesforce.com Inc	319	71	1.64%

(k)
A long portfolio of stocks based on public 13F filings.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Index
Apple Inc	4,797	637	5.15%
Zendesk Inc	4,426	633	5.13%
Expedia Group Inc	4,506	597	4.83%
NIKE Inc	4,196	594	4.81%
Ashland Global Holdings Inc	6,941	550	4.45%
Anthem Inc	1,710	549	4.44%
Booking Holdings Inc	246	548	4.44%
XPO Logistics Inc	4,585	547	4.42%
Morgan Stanley	7,938	544	4.40%
Vertiv Holdings Co	29,054	542	4.39%
See notes to consolidated financial statements.

FS Long/Short Equity Fund
Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
TJX Cos Inc	7,906	540	4.37%
O’Reilly Automotive Inc	1,188	538	4.35%
Lam Research Corp	1,136	537	4.34%
Home Depot Inc	2,019	536	4.34%
BMC Stock Holdings Inc	9,775	525	4.25%
UnitedHealth Group Inc	1,356	476	3.85%
Microsoft Corp	1,986	442	3.58%
HCA Healthcare Inc	2,658	437	3.54%
Nuance Communications Inc	9,240	407	3.30%
Cardlytics Inc	2,853	407	3.30%
New York Times Co	7,832	405	3.28%
Alphabet Inc	160	280	2.27%
Amazon.com Inc	86	280	2.27%
JPMorgan Chase & Co	2,145	273	2.21%
Wells Fargo & Co	9,004	272	2.20%
Twilio Inc	765	259	2.10%

(l)
A pair trade that involves going long the U.S. High Volatility Index and short the U.S. Low Volatility Index.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
Luminar Technologies Inc	637	22	1.34%
Maxar Technologies Inc	(497)	(19)	-1.18%
Coty Inc	(2,175)	(15)	-0.94%
Plug Power Inc	(438)	(15)	-0.91%
Celsius Holdings Inc	(291)	(15)	-0.90%
Ocular Therapeutix Inc	(683)	(14)	-0.87%
Welbilt Inc	(1,061)	(14)	-0.86%
Lyft Inc	(283)	(14)	-0.86%
Spirit AeroSystems Holdings Inc	(349)	(14)	-0.84%
CINEMARK HOLDINGS INC	(770)	(13)	-0.83%
International Game Technology	(785)	(13)	-0.82%
BioCryst Pharmaceuticals Inc	(1,738)	(13)	-0.80%
Children’s Place Inc	(255)	(13)	-0.79%
Bloom Energy Corp	(440)	(13)	-0.78%
Triumph Group Inc	(1,000)	(13)	-0.77%
Apergy Corp	(810)	(12)	-0.76%
Chefs’ Warehouse Inc	(479)	(12)	-0.76%
WPX Energy Inc	(1,511)	(12)	-0.76%
Occidental Petroleum Corp	(710)	(12)	-0.76%
See notes to consolidated financial statements.

FS Long/Short Equity Fund
Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Diamondback Energy Inc	(254)	(12)	-0.76%
Michael Kors Holdings Ltd	(292)	(12)	-0.76%
Cardlytics Inc	(86)	(12)	-0.75%
Guess? Inc	(541)	(12)	-0.75%
Domo Inc	(191)	(12)	-0.75%
Devon Energy Corp	(767)	(12)	-0.75%
Myovant Sciences Ltd	(436)	(12)	-0.74%
NCR Corp	(319)	(12)	-0.74%
Eventbrite Inc	(661)	(12)	-0.74%
Sabre Corp	(991)	(12)	-0.73%
Groupon Inc	(311)	(12)	-0.73%
AerCap Holdings NV	(256)	(12)	-0.72%
Allegheny Technologies Inc	(687)	(12)	-0.71%
Digital Turbine Inc	(203)	(11)	-0.71%
TechnipFMC PLC	(1,207)	(11)	-0.70%
Matador Resources Co	(938)	(11)	-0.70%
PDC Energy Inc	(551)	(11)	-0.70%
Apache Corp	(791)	(11)	-0.69%
Livent Corp	(595)	(11)	-0.69%
Enphase Energy Inc	(63)	(11)	-0.68%
National Oilwell Varco Inc	(800)	(11)	-0.68%
Cerence Inc	(109)	(11)	-0.67%
Designer Brands Inc	(1,421)	(11)	-0.67%
Marathon Oil Corp	(1,625)	(11)	-0.67%
Carnival Corp	(499)	(11)	-0.67%
Social Capital Hedosophia Holdings	644	11	0.67%
Denny’s Corp	(732)	(11)	-0.66%
Targa Resources Corp	(405)	(11)	-0.66%
Delek US Holdings Inc	(664)	(11)	-0.66%
G-III Apparel Group Ltd	(447)	(11)	-0.65%
Halliburton Co	(558)	(11)	-0.65%

(m)
A long portfolio of stocks based on public 13F filings.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
Tesla Inc	84	60	2.63%
Walt Disney Co	300	54	2.40%
PayPal Holdings Inc	220	52	2.28%
Zillow Group Inc	393	51	2.25%
See notes to consolidated financial statements.

FS Long/Short Equity Fund
Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Credit Acceptance Corp	145	50	2.22%
Interactive Brokers Group Inc	823	50	2.21%
Apple Inc	374	50	2.19%
Altice USA Inc	1,302	49	2.18%
Planet Fitness Inc	629	49	2.16%
Netflix Inc	90	49	2.15%
Builders FirstSource Inc	1,188	48	2.14%
Caesars Entertainment Corp	652	48	2.14%
Bank of America Corp	1,589	48	2.13%
Charles Schwab Corp	907	48	2.12%
Square Inc	218	47	2.09%
GoDaddy Inc	567	47	2.08%
Adobe Inc	94	47	2.07%
Constellation Brands Inc	214	47	2.06%
Progressive Corp	472	47	2.06%
Mastercard Inc	131	47	2.06%
WILLSCOT CORP	2,008	47	2.05%
Moody’s Corp	160	46	2.05%
ServiceNow Inc	84	46	2.04%
Dell Technologies Inc	629	46	2.03%
Visa Inc	210	46	2.02%
Microsoft Corp	205	46	2.02%
T-Mobile US Inc	338	46	2.01%
Amazon.com Inc	14	46	2.01%
Comcast Corp	866	45	2.00%
TransDigm Group Inc	73	45	2.00%
Crown Holdings Inc	452	45	2.00%
Aon PLC	214	45	1.99%
NextEra Energy Inc	582	45	1.98%
Uber Technologies Inc	874	45	1.97%
Carvana Co	185	44	1.96%
Charter Communications Inc	67	44	1.95%
Berkshire Hathaway Inc	189	44	1.93%
Fiserv Inc	384	44	1.93%
Facebook Inc	160	44	1.93%
Alphabet Inc	25	44	1.92%
STAAR SURGICAL CO	550	44	1.92%
Liberty Broadband Corp	274	43	1.91%
CarMax Inc	456	43	1.90%
PG&E Corp	3,446	43	1.89%
See notes to consolidated financial statements.

FS Long/Short Equity Fund
Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Williams Cos Inc	2,116	42	1.87%
American Tower Corp	188	42	1.87%
Fidelity National Information Services Inc	297	42	1.86%
Wayfair Inc	174	39	1.73%
salesforce.com Inc	167	37	1.64%

(n)
A long portfolio of stocks based on public 13F filings.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
Tesla Inc	684	482	2.63%
Walt Disney Co	2,431	441	2.40%
PayPal Holdings Inc	1,785	418	2.28%
Zillow Group Inc	3,191	414	2.25%
Credit Acceptance Corp	1,179	408	2.22%
Interactive Brokers Group Inc	6,671	406	2.21%
Apple Inc	3,033	402	2.19%
Altice USA Inc	10,559	400	2.18%
Planet Fitness Inc	5,103	396	2.16%
Netflix Inc	730	395	2.15%
Builders FirstSource Inc	9,634	393	2.14%
Caesars Entertainment Corp	5,290	393	2.14%
Bank of America Corp	12,888	391	2.13%
Charles Schwab Corp	7,358	390	2.12%
Square Inc	1,768	385	2.09%
GoDaddy Inc	4,602	382	2.08%
Adobe Inc	761	381	2.07%
Constellation Brands Inc	1,732	379	2.06%
Progressive Corp	3,824	378	2.06%
Mastercard Inc	1,059	378	2.06%
WILLSCOT CORP	16,282	377	2.05%
Moody’s Corp	1,295	376	2.05%
ServiceNow Inc	681	375	2.04%
Dell Technologies Inc	5,099	374	2.03%
Visa Inc	1,700	372	2.02%
Microsoft Corp	1,665	370	2.02%
T-Mobile US Inc	2,739	369	2.01%
Amazon.com Inc	113	369	2.01%
Comcast Corp	7,025	368	2.00%
TransDigm Group Inc	594	368	2.00%
See notes to consolidated financial statements.

FS Long/Short Equity Fund
Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Crown Holdings Inc	3,662	367	2.00%
Aon PLC	1,735	367	1.99%
NextEra Energy Inc	4,719	364	1.98%
Uber Technologies Inc	7,088	361	1.97%
Carvana Co	1,504	360	1.96%
Charter Communications Inc	542	359	1.95%
Berkshire Hathaway Inc	1,533	355	1.93%
Fiserv Inc	3,112	354	1.93%
Facebook Inc	1,296	354	1.93%
Alphabet Inc	202	354	1.92%
STAAR SURGICAL CO	4,459	353	1.92%
Liberty Broadband Corp	2,219	352	1.91%
CarMax Inc	3,695	349	1.90%
PG&E Corp	27,942	348	1.89%
Williams Cos Inc	17,159	344	1.87%
American Tower Corp	1,528	343	1.87%
Fidelity National Information Services Inc	2,412	341	1.86%
Wayfair Inc	1,412	319	1.73%
salesforce.com Inc	1,354	301	1.64%

(o)
Long exposure in a stock market index of the 2,000 smallest market cap stocks in the Russell 3000 Index, which seeks to be a benchmark of the entire US stock market.

Top Underlying Components	Notional	Percentage of Equity Notional
Index
Russell 2000 Index Total Return	8,128	100.00%

(p)
Short exposure in a stock market index of the 1,000 largest market cap stocks in the Russell 3000 Index, which seeks to be a benchmark of the entire US stock market.

Top Underlying Components	Notional	Percentage of Equity Notional
Index
Russell 1000 Index Total Return	(6,667)	-100.00%

(q)
A basket of stocks with the highest short interest based on public short interest filings.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
FuelCell Energy Inc	(4,270)	(48)	-0.56%
Arvinas Inc	(551)	(47)	-0.55%
Builders FirstSource Inc	(1,136)	(46)	-0.54%
Editas Medicine Inc	(661)	(46)	-0.54%
See notes to consolidated financial statements.

FS Long/Short Equity Fund
Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
QUALYS INC	(380)	(46)	-0.54%
Heron Therapeutics Inc	(2,178)	(46)	-0.54%
Plug Power Inc	(1,357)	(46)	-0.54%
Dave & Buster’s Entertainment Inc	(1,528)	(46)	-0.54%
Ormat Technologies Inc	(508)	(46)	-0.54%
PetIQ Inc	(1,190)	(46)	-0.54%
Macy’s Inc	(4,068)	(46)	-0.53%
ZoomInfo Technologies Inc	(949)	(46)	-0.53%
Sinclair Broadcast Group Inc	(1,435)	(46)	-0.53%
IAC/InterActiveCorp	(241)	(46)	-0.53%
Antero Resources Corp	(8,367)	(46)	-0.53%
8x8 Inc	(1,322)	(46)	-0.53%
Seabridge Gold Inc	(2,160)	(46)	-0.53%
CINEMARK HOLDINGS INC	(2,610)	(45)	-0.53%
2U Inc	(1,135)	(45)	-0.53%
Children’s Place Inc	(906)	(45)	-0.53%
Revolve Group Inc	(1,454)	(45)	-0.53%
MongoDB Inc	(126)	(45)	-0.53%
Hibbett Sports Inc	(981)	(45)	-0.53%
Lovesac Co/The	(1,051)	(45)	-0.53%
Dick’s Sporting Goods Inc	(805)	(45)	-0.53%
Bloom Energy Corp	(1,579)	(45)	-0.53%
Altice USA Inc	(1,195)	(45)	-0.53%
LivePerson Inc	(726)	(45)	-0.53%
1-800-Flowers.com Inc	(1,738)	(45)	-0.53%
TRUPANION INC	(377)	(45)	-0.53%
Sally Beauty Holdings Inc	(3,454)	(45)	-0.53%
Marcus Corp	(3,340)	(45)	-0.53%
Livent Corp	(2,389)	(45)	-0.53%
Infinera Corp	(4,295)	(45)	-0.53%
iRobot Corp	(560)	(45)	-0.53%
HealthEquity Inc	(645)	(45)	-0.53%
Q2 Holdings Inc	(355)	(45)	-0.53%
Anaplan Inc	(626)	(45)	-0.53%
Navient Corp	(4,578)	(45)	-0.53%
Cardlytics Inc	(315)	(45)	-0.53%
APPIAN CORP	(277)	(45)	-0.52%
Everbridge Inc	(301)	(45)	-0.52%
Sabre Corp	(3,732)	(45)	-0.52%
Global Blood Therapeutics Inc	(1,035)	(45)	-0.52%
See notes to consolidated financial statements.

FS Long/Short Equity Fund
Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
II-VI Inc	(590)	(45)	-0.52%
Sunrun Inc	(645)	(45)	-0.52%
EverQuote Inc	(1,199)	(45)	-0.52%
Discovery Inc	(1,488)	(45)	-0.52%
Chart Industries Inc	(380)	(45)	-0.52%
Tabula Rasa HealthCare Inc	(1,044)	(45)	-0.52%

(r)
A basket of stocks with the highest short interest based on public short interest filings.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
FuelCell Energy Inc	(702)	(8)	-0.56%
Arvinas Inc	(91)	(8)	-0.55%
Builders FirstSource Inc	(187)	(8)	-0.54%
Editas Medicine Inc	(109)	(8)	-0.54%
QUALYS INC	(62)	(8)	-0.54%
Heron Therapeutics Inc	(358)	(8)	-0.54%
Plug Power Inc	(223)	(8)	-0.54%
Dave & Buster’s Entertainment	(251)	(8)	-0.54%
Ormat Technologies Inc	(83)	(8)	-0.54%
PetIQ Inc	(196)	(8)	-0.54%
Macy’s Inc	(669)	(8)	-0.53%
ZoomInfo Technologies Inc	(156)	(8)	-0.53%
Sinclair Broadcast Group Inc	(236)	(8)	-0.53%
IAC/InterActiveCorp	(40)	(8)	-0.53%
Antero Resources Corp	(1,376)	(7)	-0.53%
8x8 Inc	(217)	(7)	-0.53%
Seabridge Gold Inc	(355)	(7)	-0.53%
CINEMARK HOLDINGS INC	(429)	(7)	-0.53%
2U Inc	(187)	(7)	-0.53%
Children’s Place Inc	(149)	(7)	-0.53%
Revolve Group Inc	(239)	(7)	-0.53%
MongoDB Inc	(21)	(7)	-0.53%
Hibbett Sports Inc	(161)	(7)	-0.53%
Lovesac Co	(173)	(7)	-0.53%
Dick’s Sporting Goods Inc	(132)	(7)	-0.53%
Bloom Energy Corp	(260)	(7)	-0.53%
Altice USA Inc	(196)	(7)	-0.53%
LivePerson Inc	(119)	(7)	-0.53%
1-800-Flowers.com Inc	(286)	(7)	-0.53%
See notes to consolidated financial statements.

FS Long/Short Equity Fund
Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
TRUPANION INC	(62)	(7)	-0.53%
Sally Beauty Holdings Inc	(568)	(7)	-0.53%
Marcus Corp	(549)	(7)	-0.53%
Livent Corp	(393)	(7)	-0.53%
Infinera Corp	(706)	(7)	-0.53%
iRobot Corp	(92)	(7)	-0.53%
HealthEquity Inc	(106)	(7)	-0.53%
Q2 Holdings Inc	(58)	(7)	-0.53%
Anaplan Inc	(103)	(7)	-0.53%
Navient Corp	(753)	(7)	-0.53%
Cardlytics Inc	(52)	(7)	-0.53%
APPIAN CORP	(46)	(7)	-0.52%
Everbridge Inc	(50)	(7)	-0.52%
Sabre Corp	(614)	(7)	-0.52%
Global Blood Therapeutics Inc	(170)	(7)	-0.52%
II-VI Inc	(97)	(7)	-0.52%
Sunrun Inc	(106)	(7)	-0.52%
EverQuote Inc	(197)	(7)	-0.52%
Discovery Inc	(245)	(7)	-0.52%
Chart Industries Inc	(63)	(7)	-0.52%
Tabula Rasa HealthCare Inc	(172)	(7)	-0.52%

(s)
A short portfolio of stocks based on public 13F filings.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
Altice USA Inc	(16,792)	(636)	-15.48%
Credit Acceptance Corp	(1,718)	(595)	-14.47%
Builders FirstSource Inc	(13,095)	(534)	-13.01%
Zillow Group Inc	(4,112)	(534)	-12.99%
Aon PLC	(2,383)	(503)	-12.25%
Carvana Co	(1,987)	(476)	-11.58%
Berkshire Hathaway Inc	(1,827)	(424)	-10.31%
Wayfair Inc	(1,803)	(407)	-9.91%

(t)
A basket of stocks with the highest short interest based on public short interest filings.

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Common Stock
FuelCell Energy Inc	(1,373)	(15)	-0.56%
Arvinas Inc	(177)	(15)	-0.55%
See notes to consolidated financial statements.

FS Long/Short Equity Fund
Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Builders FirstSource Inc	(365)	(15)	-0.54%
Editas Medicine Inc	(212)	(15)	-0.54%
QUALYS INC	(122)	(15)	-0.54%
Heron Therapeutics Inc	(700)	(15)	-0.54%
Plug Power Inc	(436)	(15)	-0.54%
Dave & Buster’s Entertainment	(491)	(15)	-0.54%
Ormat Technologies Inc	(163)	(15)	-0.54%
PetIQ Inc	(383)	(15)	-0.54%
Macy’s Inc	(1,308)	(15)	-0.53%
ZoomInfo Technologies Inc	(305)	(15)	-0.53%
Sinclair Broadcast Group Inc	(461)	(15)	-0.53%
IAC/InterActiveCorp	(78)	(15)	-0.53%
Antero Resources Corp	(2,690)	(15)	-0.53%
8x8 Inc	(425)	(15)	-0.53%
Seabridge Gold Inc	(694)	(15)	-0.53%
CINEMARK HOLDINGS INC	(839)	(15)	-0.53%
2U Inc	(365)	(15)	-0.53%
Children’s Place Inc	(291)	(15)	-0.53%
Revolve Group Inc	(468)	(15)	-0.53%
MongoDB Inc	(41)	(15)	-0.53%
Hibbett Sports Inc	(315)	(15)	-0.53%
Lovesac Co/The	(338)	(15)	-0.53%
Dick’s Sporting Goods Inc	(259)	(15)	-0.53%
Bloom Energy Corp	(508)	(15)	-0.53%
Altice USA Inc	(384)	(15)	-0.53%
LivePerson Inc	(234)	(15)	-0.53%
1-800-Flowers.com Inc	(559)	(15)	-0.53%
TRUPANION INC	(121)	(15)	-0.53%
Sally Beauty Holdings Inc	(1,110)	(14)	-0.53%
Marcus Corp	(1,074)	(14)	-0.53%
Livent Corp	(768)	(14)	-0.53%
Infinera Corp	(1,381)	(14)	-0.53%
iRobot Corp	(180)	(14)	-0.53%
HealthEquity Inc	(208)	(14)	-0.53%
Q2 Holdings Inc	(114)	(14)	-0.53%
Anaplan Inc	(201)	(14)	-0.53%
Navient Corp	(1,472)	(14)	-0.53%
Cardlytics Inc	(101)	(14)	-0.53%
APPIAN CORP	(89)	(14)	-0.52%
Everbridge Inc	(97)	(14)	-0.52%
See notes to consolidated financial statements.

FS Long/Short Equity Fund
Schedule of Investments — (continued)
As of December 31, 2020
(dollar values in thousands, except share and per share amounts)

Top Underlying Components	Shares	Notional	Percentage of Equity Notional
Sabre Corp	(1,200)	(14)	-0.52%
Global Blood Therapeutics Inc	(333)	(14)	-0.52%
II-VI Inc	(190)	(14)	-0.52%
Sunrun Inc	(207)	(14)	-0.52%
EverQuote Inc	(385)	(14)	-0.52%
Discovery Inc	(478)	(14)	-0.52%
Chart Industries Inc	(122)	(14)	-0.52%
Tabula Rasa HealthCare Inc	(336)	(14)	-0.52%
See notes to consolidated financial statements.

FS Series Trust
Consolidated Statements of Assets and Liabilities
(dollar values in thousands, except share and per share data)

	December 31, 2020
	FS Multi-Strategy Alternatives Fund	FS Managed Futures Fund	FS Global Macro Fund
Assets
Investments, at fair value	$124,887	$2,061	$6,649
Cash	915	—	—
Foreign currency, at fair value	128	—	9
Collateral held at broker(1)	19,699	—	260
Receivable for investments sold	321	—	8
Receivable from Fund shares sold	64	—	—
Receivable due from investment manager	273	80	187
Dividends receivable	5	—	—
Interest receivable	721	—	66
Unrealized appreciation on swap contracts(2)	1,314	81	22
Payment due from broker	81	1	38
Prepaid expenses and other assets	614	—	26
Total assets	$149,022	$2,223	$7,265
Liabilities
Investments sold short, at fair value	14,093	—	—
Unrealized depreciation on forward foreign currency exchange contracts	2	—	—
Unrealized depreciation on swap contracts(2)	1,492	16	96
Payable for investments purchased	51	—	8
Payment due to broker	1,263	23	—
Payable for Fund shares repurchased	2,578	—	—
Dividends payable	3	—	—
Management fees payable	458	—	—
Administrative services expense payable	24	42	136
Accounting and administrative fees payable	50	9	9
Professional fees payable	79	42	43
Trustees’ fees payable	26	1	1
Interest payable for investment sold short	116	—	—
Service fee – Class A	2	—	—
Other accrued expenses and liabilities	82	12	42
Total liabilities	$20,319	$145	$335
Net assets	$128,703	$2,078	$6,930
See notes to consolidated financial statements.

FS Series Trust
Consolidated Statements of Assets and Liabilities — (continued)
(dollar values in thousands, except share and per share data)

	December 31, 2020
	FS Multi-Strategy Alternatives Fund	FS Managed Futures Fund	FS Global Macro Fund
Composition of net assets
Common shares, $0.001 par value	$13	$—	$1
Capital in excess of par value	135,442	2,011	7,020
Accumulated earnings (deficit)	(6,752)	67	(91)
Net assets	$128,703	$2,078	$6,930
Investments, at amortized cost	$120,098	$2,061	$6,628
Foreign currency, at cost	$120	$—	$9
Investments sold short, at proceeds	$13,222	$—	$—
Commitments and contingencies(3)	$5,528	$419	$543
Class A Shares
Net Assets	$7,036	$26	$24
Shares Outstanding	720,143	2,500	2,500
Net Asset Value (“NAV”) and Redemption Price Per Share (net assets ÷ shares outstanding)	$9.77	$10.33	$9.73
Maximum Offering Price Per Share (NAV ÷ 94.25% of net asset value per share)	$10.37	$10.96	$10.32
Class I Shares
Net Assets	$121,667	$2,052	$6,906
Shares Outstanding	12,418,229	198,693	709,356
Net Asset Value and Redemption Price Per Share (net assets ÷ shares outstanding)	$9.80	$10.33	$9.74

(1)
Represents cash on deposit at broker.

(2)
See Note 7 for a discussion of the Fund’s total return swap agreements.

(3)
See Note 11 for a discussion of the Fund’s commitments and contingencies.

See notes to consolidated financial statements.

FS Series Trust
Consolidated Statements of Assets and Liabilities — (continued)
(dollar values in thousands, except share and per share data)

	December 31, 2020
	FS Real Asset Fund	FS Long/Short Equity Fund
Assets
Investments, at fair value	$1,611	$24,036
Collateral held at broker(1)	540	1,520
Receivable from Fund shares sold	—	1
Receivable due from investment manager	66	274
Unrealized appreciation on swap contracts(2)	95	8,417
Payment due from broker	—	23
Prepaid expenses and other assets	—	2
Total assets	$2,312	$34,273
Liabilities
Unrealized depreciation on swap contracts(2)	13	6,566
Payment due to broker	1	—
Management fees payable	—	42
Administrative services expense payable	44	40
Accounting and administrative fees payable	8	14
Professional fees payable	40	44
Trustees’ fees payable	1	—
Service fee – Class A	—	—
Other accrued expenses and liabilities	11	464
Total liabilities	$118	$7,170
Net assets	$2,194	$27,103
Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$—	$3
Capital in excess of par value	2,027	25,993
Accumulated earnings (deficit)	167	1,107
Net assets	$2,194	$27,103
Investments, at amortized cost	$1,611	$24,040
Commitments and contingencies(3)	$495	$780
Class A Shares
Net Assets	$27	$1,515
Shares Outstanding	2,500	157,289
Net Asset Value (“NAV”) and Redemption Price Per Share (net assets ÷ shares outstanding)	$10.72	$9.63
Maximum Offering Price Per Share (NAV ÷ 94.25% of net asset value per share)	$11.37	$10.22
Class I Shares
Net Assets	$2,167	$25,588
Shares Outstanding	202,227	2,658,132
Net Asset Value and Redemption Price Per Share (net assets ÷ shares outstanding)	$10.72	$9.63

(1)
Represents cash on deposit at broker.

(2)
See Note 7 for a discussion of the Fund’s total return swap agreements.

(3)
See Note 11 for a discussion of the Fund’s commitments and contingencies.

See notes to consolidated financial statements.

FS Series Trust
Consolidated Statements of Operations
(dollar values in thousands)

	Year Ended December 31, 2020
	FS Multi-Strategy Alternatives Fund	FS Managed Futures Fund	FS Global Macro Fund
Investment income
Interest income	$3,477	$—	$17
Dividend income*	1,037	11	10
Other fee income	5	—	—
Total investment income	4,519	11	27
Operating expenses
Management fees	2,157	25	30
Administrative services expenses	788	90	187
Accounting and administrative fees	346	53	50
Other professional fees	835	13	13
Audit fees	175	28	28
Legal fees	135	10	21
Trustees’ fees	37	1	1
Distribution and service fees – Class A	25	—	—
Dividend and interest expense on securities sold short	403	—	—
Other general and administrative expenses	602	59	59
Total operating expenses	5,503	279	389
Less: Expense reimbursement from sponsor(1)	(1,741)	(248)	(353)
Less: Waiver from adviser(1)	—	(25)	(30)
Net operating expenses	3,762	6	6
Net investment income	757	5	21
Realized and unrealized gain/loss
Net realized gain (loss) on investments	14,264	(1)	(23)
Net realized gain (loss) on forward foreign currency exchange contracts	63	—	—
Net realized gain (loss) on total return swaps(2)	(12,364)	121	(3)
Net realized gain (loss) on investments sold short	(7,987)	—	—
Net realized gain (loss) on foreign currency	(105)	—	1
Net change in unrealized appreciation (depreciation) on investments	(3,088)	—	14
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	7	—	—
Net change in unrealized appreciation (depreciation) on total return swaps(2)	735	87	(71)
Net change in unrealized appreciation (depreciation) on investments sold short	(223)	—	—
Net change in unrealized gain (loss) on foreign currency	3	—	—
Total net realized gain (loss) and unrealized appreciation (depreciation)	(8,695)	207	(82)
Net increase (decrease) in net assets resulting from operations	$(7,938)	$212	$(61)
* Net of tax withholding	$77	$—	$—

(1)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)
See Note 7 for a discussion of the Fund’s total return swap agreements.

See notes to consolidated financial statements.

FS Series Trust
Consolidated Statements of Operations — (continued)
(dollar values in thousands)

	Year Ended December 31, 2020
	FS Real Asset Fund	FS Long/Short Equity Fund
Investment income
Dividend income*	$12	$47
Interest income	1	—
Total investment income	13	47
Operating expenses
Management fees	32	206
Administrative services expenses	114	376
Accounting and administrative fees	46	78
Other professional fees	13	13
Audit fees	28	28
Legal fees	12	28
Trustees’ fees	1	1
Distribution and service fees – Class A	—	4
Other general and administrative expenses	57	122
Total operating expenses	303	856
Less: Expense reimbursement from sponsor(1)	(265)	(603)
Less: Waiver from adviser(1)	(32)	(93)
Net operating expenses	6	160
Net investment income (loss)	7	(113)
Realized and unrealized gain/loss
Net realized gain (loss) on investments	(106)	(3)
Net realized gain (loss) on total return swaps(2)	250	(167)
Net change in unrealized appreciation (depreciation) on investments	(28)	(4)
Net change in unrealized appreciation (depreciation) on total return swaps(2)	55	1,941
Total net realized gain (loss) and unrealized appreciation (depreciation)	171	1,767
Net increase (decrease) in net assets resulting from operations	$178	$1,654
* Net of tax withholding	$—	$—

(1)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)
See Note 7 for a discussion of the Fund’s total return swap agreements.

See notes to consolidated financial statements.

FS Series Trust
Consolidated Statements of Changes in Net Assets
(dollar values in thousands)

	FS Multi-Strategy Alternatives Fund		FS Managed Futures Fund
	Year Ended December 31, 2020	Year ended December 31, 2019	Year Ended December 31, 2020	Year ended December 31, 2019
Operations
Net investment income	$757	$2,202	$5	$41
Net realized gain (loss)	(6,129)	(1,171)	120	(16)
Net change in unrealized appreciation (depreciation) on investments	(3,088)	9,568	—	—
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	7	(9)	—	—
Net change in unrealized appreciation (depreciation) on total return swaps(1)	735	(1,858)	87	(22)
Net change in unrealized appreciation (depreciation) on investments sold short	(223)	(1,124)	—	—
Net change in unrealized gain (loss) on foreign currency	3	4	—	—
Net increase (decrease) in net assets resulting from operations	(7,938)	7,612	212	3
Shareholder distributions
Distributions to shareholders
Class A	(32)	(214)	(2)	—
Class I	(969)	(3,959)	(135)	(12)
Net decrease in net assets resulting from shareholder distributions	(1,001)	(4,173)	(137)	(12)
Capital share transactions(2)
Net increase (decrease) in net assets resulting from capital share transactions	(57,874)	94,757	1	11
Total increase (decrease) in net assets	(66,813)	98,196	76	2
Net assets at beginning of year	195,516	97,320	2,002	2,000
Net assets at end of year	$128,703	$195,516	$2,078	$2,002

(1)
See Note 7 for a discussion of the Fund’s total return swap agreements.

(2)
See Note 3 for a discussion of the Fund’s common share transactions.

See notes to consolidated financial statements.

FS Series Trust
Consolidated Statements of Changes in Net Assets — (continued)
(dollar values in thousands)

	FS Global Macro Fund		FS Real Asset Fund
	Year Ended December 31, 2020	Year ended December 31, 2019	Year Ended December 31, 2020	Year ended December 31, 2019
Operations
Net investment income	$21	$42	$7	$62
Net realized gain (loss)	(25)	49	144	184
Net change in unrealized appreciation (depreciation) on investments	14	7	(28)	28
Net change in unrealized appreciation (depreciation) on total return swaps(1)	(71)	(3)	55	27
Net increase (decrease) in net assets resulting from operations	(61)	95	178	301
Shareholder distributions
Distributions to shareholders
Income:
Class A	—	(1)	(1)	(2)
Class I	(35)	(87)	(88)	(221)
Return of Capital:
Class A	—	—	—	—
Class I	(18)	—	—	—
Net decrease in net assets resulting from shareholder distributions	(53)	(88)	(89)	(223)
Capital share transactions(2)
Net increase (decrease) in net assets resulting from capital share transactions	5,000	37	(997)	24
Total increase (decrease) in net assets	4,886	44	(908)	102
Net assets at beginning of year	2,044	2,000	3,102	3,000
Net assets at end of year	$6,930	$2,044	$2,194	$3,102

(1)
See Note 7 for a discussion of the Fund’s total return swap agreements.

(2)
See Note 3 for a discussion of the Fund’s common share transactions.

See notes to consolidated financial statements.

FS Series Trust
Consolidated Statements of Changes in Net Assets — (continued)
(dollar values in thousands)

	FS Long/Short Equity Fund
	Year Ended December 31, 2020	Year ended December 31, 2019
Operations
Net investment income (loss)	$(113)	$49
Net realized gain (loss)	(170)	402
Net change in unrealized appreciation (depreciation) on investments	(4)	—
Net change in unrealized appreciation (depreciation) on total return swaps(1)	1,941	(90)
Net increase (decrease) in net assets resulting from operations	1,654	361
Shareholder distributions
Distributions to shareholders
Class A	(24)	(5)
Class I	(463)	(417)
Net decrease in net assets resulting from shareholder distributions	(487)	(422)
Capital share transactions(2)
Net increase in net assets resulting from capital share transactions	22,488	1,509
Total increase in net assets	23,655	1,448
Net assets at beginning of year	3,448	2,000
Net assets at end of year	$27,103	$3,448

(1)
See Note 7 for a discussion of the Fund’s total return swap agreements.

(2)
See Note 3 for a discussion of the Fund’s common share transactions.

See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Financial Highlights — Class A Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Period from May 16, 2017 (Commencement of Operations) through December 31, 2017
Per Share Data:(1)
Net asset value, beginning of period	$10.22	$9.68	$10.18	$10.00
Results of operations
Net investment income(2)	0.02	0.15	0.15	0.05
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(0.43)	0.59	(0.57)	0.13
Net increase (decrease) in net assets resulting from operations	(0.41)	0.74	(0.42)	0.18
Shareholder Distributions:(3)
Distributions from net investment income	(0.04)	(0.20)	—	—
Distributions from net realized gain on investments	—	—	(0.08)	—
Net increase (decrease) in net assets resulting from shareholder distributions	(0.04)	(0.20)	(0.08)	—
Net asset value, end of period	$9.77	$10.22	$9.68	$10.18
Shares outstanding, end of period	720,143	1,073,885	776,764	281,056
Total return(4)	(3.99)%	7.68%	(4.12)%	1.80%(5)
Ratio/Supplemental Data:
Net assets, end of period	$7,036	$10,973	$7,521	$2,860
Ratio of net investment income to average net assets(6)(7)	0.22%	1.46%	1.55%	0.81%
Ratio of total operating expenses to average net assets(6)	3.42%	3.55%	3.63%	5.34%
Ratio of expense reimbursement and waiver from sponsor to average net assets(6)	(1.01)%	(1.74)%	(2.76)%	(4.57)%
Ratio of net operating expenses to average net assets(6)	2.41%	1.81%	0.87%	0.77%
Portfolio turnover rate(5)	244%	178%	317%	133%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex-dividend date. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)
Information presented is not annualized.

(6)
Average daily net assets for the applicable period is used for this calculation. Data for periods of less than one year is annualized.

(7)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (0.79)%, (0.28)%, (1.21)% and (3.76)% for the years ended December 31, 2020, 2019 and 2018, and for the period from May 16, 2017 (Commencement of Operations) through December 31, 2017, respectively.

See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund
Consolidated Financial Highlights — Class I Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Period from May 16, 2017 (Commencement of Operations) through December 31, 2017
Per Share Data:(1)
Net asset value, beginning of period	$10.25	$9.72	$10.19	$10.00
Results of operations
Net investment income(2)	0.04	0.17	0.18	0.06
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(0.41)	0.59	(0.57)	0.13
Net increase (decrease) in net assets resulting from operations	(0.37)	0.76	(0.39)	0.19
Shareholder Distributions:(3)
Distributions from net investment income	(0.08)	(0.23)	—	—
Distributions from net realized gain on investments	—	—	(0.08)	—
Net increase (decrease) in net assets resulting from shareholder distributions	(0.08)	(0.23)	(0.08)	—
Net asset value, end of period	$9.80	$10.25	$9.72	$10.19
Shares outstanding, end of period	12,418,229	17,997,221	9,241,564	5,043,239
Total return(4)	(3.65)%	7.77%	(3.82)%	1.90%(5)
Ratio/Supplemental Data:
Net assets, end of period	$121,667	$184,543	$89,799	$51,387
Ratio of net investment income to average net assets(6)(7)	0.46%	1.65%	1.80%	0.88%
Ratio of total operating expenses to average net assets(6)	3.17%	3.28%	3.54%	4.62%
Ratio of expense reimbursement from sponsor to average net assets(6)	(1.01)%	(1.69)%	(2.91)%	(4.10)%
Ratio of net operating expenses to average net assets(6)	2.16%	1.59%	0.63%	0.52%
Portfolio turnover rate(5)	244%	178%	317%	133%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex-dividend date. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)
Information presented is not annualized.

(6)
Average daily net assets for the applicable period is used for this calculation. Data for periods of less than one year is annualized.

(7)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (0.55)%, (0.04)%, (1.10)% and (3.22)% for the years ended December 31, 2020, 2019 and 2018, and for the period from May 16, 2017 (Commencement of Operations) through December 31, 2017, respectively.

See notes to consolidated financial statements.

FS Managed Futures Fund
Consolidated Financial Highlights — Class A Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data:(1)
Net asset value, beginning of year	$9.96	$10.00
Results of operations
Net investment income (loss)(2)	(0.00)	0.18
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	1.02	(0.19)
Net increase (decrease) in net assets resulting from operations	1.02	(0.01)
Shareholder Distributions:(3)
Distributions from net investment income	(0.65)	(0.03)
Net increase (decrease) in net assets resulting from shareholder distributions	(0.65)	(0.03)
Net asset value, end of year	$10.33	$9.96
Shares outstanding, end of year	2,500	2,500
Total return(4)	10.55%	(0.15)%
Ratio/Supplemental Data:
Net assets, end of year	$26	$25
Ratio of net investment income (loss) to average net assets(5)(6)	(0.03)%	1.77%
Ratio of total operating expenses to average net assets(5)	13.13%	10.14%
Ratio of expense reimbursement and waiver from sponsor to average net assets(5)	(12.63)%	(9.64)%
Ratio of net operating expenses to average net assets(5)	0.50%	0.50%
Portfolio turnover rate(7)	—%	—%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex-dividend date. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)
Average daily net assets is used for this calculation.

(6)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (12.66)% and (7.87)% for the years ended December 31, 2020 and 2019, respectively.

(7)
Information presented is not annualized.

See notes to consolidated financial statements.

FS Managed Futures Fund
Consolidated Financial Highlights — Class I Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data:(1)
Net asset value, beginning of year	$9.96	$10.00
Results of operations
Net investment income(2)	0.02	0.20
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	1.03	(0.18)
Net increase (decrease) in net assets resulting from operations	1.05	0.02
Shareholder Distributions:(3)
Distributions from net investment income	(0.68)	(0.06)
Net increase (decrease) in net assets resulting from shareholder distributions	(0.68)	(0.06)
Net asset value, end of year	$10.33	$9.96
Shares outstanding, end of year	198,693	198,617
Total return(4)	10.83%	0.10%
Ratio/Supplemental Data:
Net assets, end of year	$2,052	$1,977
Ratio of net investment income to average net assets(5)(6)	0.23%	2.02%
Ratio of total operating expenses to average net assets(5)	12.88%	9.89%
Ratio of expense reimbursement and waiver from sponsor to average net assets(5)	(12.63)%	(9.64)%
Ratio of net operating expenses to average net assets(5)	0.25%	0.25%
Portfolio turnover rate(7)	—%	—%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex-dividend date. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)
Average daily net assets is used for this calculation.

(6)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (12.40)% and (7.62)% for the years ended December 31, 2020 and 2019, respectively.

(7)
Information presented is not annualized.

See notes to consolidated financial statements.

FS Global Macro Fund
Consolidated Financial Highlights — Class A Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data:(1)
Net asset value, beginning of year	$10.03	$10.00
Results of operations
Net investment income(2)	0.01	0.18
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(0.17)	0.26
Net increase (decrease) in net assets resulting from operations	(0.16)	0.44
Shareholder Distributions:(3)
Distributions from net investment income	(0.10)	(0.41)
Distributions representing return of capital	(0.04)	—
Net increase (decrease) in net assets resulting from shareholder distributions	(0.14)	(0.41)
Net asset value, end of year	$9.73	$10.03
Shares outstanding, end of year	2,500	2,500
Total return(4)	(1.65)%	4.42%
Ratio/Supplemental Data:
Net assets, end of year	$24	$25
Ratio of net investment income to average net assets(5)(6)	0.12%	1.73%
Ratio of total operating expenses to average net assets(5)	14.77%	10.88%
Ratio of expense reimbursement and waiver from sponsor to average net assets(5)	(14.27)%	(10.38)%
Ratio of net operating expenses to average net assets(5)	0.50%	0.50%
Portfolio turnover rate(7)	84%	—%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex-dividend date. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)
Average daily net assets is used for this calculation.

(6)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (14.15)% and (8.65)% for the years ended December 31, 2020 and 2019, respectively.

(7)
Information presented is not annualized.

See notes to consolidated financial statements.

FS Global Macro Fund
Consolidated Financial Highlights — Class I Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data:(1)
Net asset value, beginning of year	$10.03	$10.00
Results of operations
Net investment income(2)	0.07	0.20
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(0.20)	0.27
Net increase (decrease) in net assets resulting from operations	(0.13)	0.47
Shareholder Distributions:(3)
Distributions from net investment income	(0.11)	(0.44)
Distributions representing return of capital	(0.05)	—
Net increase (decrease) in net assets resulting from shareholder distributions	(0.16)	(0.44)
Net asset value, end of year	$9.74	$10.03
Shares outstanding, end of year	709,356	201,167
Total return(4)	(1.30)%	4.68%
Ratio/Supplemental Data:
Net assets, end of year	$6,906	$2,019
Ratio of net investment income to average net assets(5)(6)	0.75%	1.98%
Ratio of total operating expenses to average net assets(5)	14.82%	10.63%
Ratio of expense reimbursement and waiver from sponsor to average net assets(5)	(14.57)%	(10.38)%
Ratio of net operating expenses to average net assets(5)	0.25%	0.25%
Portfolio turnover rate(7)	84%	—%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex-dividend date. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)
Average daily net assets is used for this calculation.

(6)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (13.82)% and (8.40)% for the years ended December 31, 2020 and 2019, respectively.

(7)
Information presented is not annualized.

See notes to consolidated financial statements.

FS Real Asset Fund
Consolidated Financial Highlights — Class A Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data:(1)
Net asset value, beginning of year	$10.26	$10.00
Results of operations
Net investment income (loss)(2)	(0.01)	0.18
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	0.77	0.79
Net increase (decrease) in net assets resulting from operations	0.76	0.97
Shareholder Distributions:(3)
Distributions from net investment income	(0.30)	(0.71)
Net increase (decrease) in net assets resulting from shareholder distributions	(0.30)	(0.71)
Net asset value, end of year	$10.72	$10.26
Shares outstanding, end of year	2,500	2,500
Total return(4)	7.69%	9.87%
Ratio/Supplemental Data:
Net assets, end of year	$27	$26
Ratio of net investment income (loss) to average net assets(5)(6)	(0.06)%	1.72%
Ratio of total operating expenses to average net assets(5)	11.21%	8.95%
Ratio of expense reimbursement and waiver from sponsor to average net assets(5)	(10.71)%	(8.45)%
Ratio of net operating expenses to average net assets(5)	0.50%	0.50%
Portfolio turnover rate(7)	—%	—%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex-dividend date. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)
Average daily net assets is used for this calculation.

(6)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (10.77)% and (6.73)% for the years ended December 31, 2020 and 2019, respectively.

(7)
Information presented is not annualized.

See notes to consolidated financial statements.

FS Real Asset Fund
Consolidated Financial Highlights — Class I Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data:(1)
Net asset value, beginning of year	$10.26	$10.00
Results of operations
Net investment income(2)	0.02	0.21
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	0.76	0.79
Net increase (decrease) in net assets resulting from operations	0.78	1.00
Shareholder Distributions:(3)
Distributions from net investment income	(0.32)	(0.74)
Net increase (decrease) in net assets resulting from shareholder distributions	(0.32)	(0.74)
Net asset value, end of year	$10.72	$10.26
Shares outstanding, end of year	202,227	299,740
Total return(4)	8.07%	10.14%
Ratio/Supplemental Data:
Net assets, end of year	$2,167	$3,076
Ratio of net investment income to average net assets(5)(6)	0.22%	1.97%
Ratio of total operating expenses to average net assets(5)	10.95%	8.71%
Ratio of expense reimbursement and waiver from sponsor to average net assets(5)	(10.70)%	(8.46)%
Ratio of net operating expenses to average net assets(5)	0.25%	0.25%
Portfolio turnover rate(7)	—%	—%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex-dividend date. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)
Average daily net assets is used for this calculation.

(6)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (10.48)% and (6.49)% for the years ended December 31, 2020 and 2019, respectively.

(7)
Information presented is not annualized.

See notes to consolidated financial statements.

FS Long/Short Equity Fund
Consolidated Financial Highlights — Class A Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data:(1)
Net asset value, beginning of year	$9.85	$10.00
Results of operations
Net investment income (loss)(2)	(0.05)	0.16
Net realized gain (loss) and unrealized appreciation (depreciation) on investments(2)	(0.02)	1.77
Net increase (decrease) in net assets resulting from operations	(0.07)	1.93
Shareholder Distributions:(3)
Distributions from net investment income	(0.15)	(2.08)
Net increase (decrease) in net assets resulting from shareholder distributions	(0.15)	(2.08)
Net asset value, end of year	$9.63	$9.85
Shares outstanding, end of year	157,289	151,605
Total return(4)	(0.67)%	18.84%
Ratio/Supplemental Data:
Net assets, end of year	$1,515	$1,494
Ratio of net investment income (loss) to average net assets(5)(6)	(0.58)%	1.50%
Ratio of total operating expenses to average net assets(5)	4.75%	8.97%
Ratio of expense reimbursement and waiver from sponsor to average net assets(5)	(3.65)%	(8.47)%
Ratio of net operating expenses to average net assets(5)	1.10%	0.50%
Portfolio turnover rate(7)	—%	—%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period. Net realized gain (loss) and unrealized appreciation (depreciation) does not align with the income statement due to the timing of capital activity during the year.

(3)
The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex-dividend date. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)
Average daily net assets is used for this calculation.

(6)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (4.23)% and (6.97)% for the years ended December 31, 2020 and 2019, respectively.

(7)
Information presented is not annualized.

See notes to consolidated financial statements.

FS Long/Short Equity Fund
Consolidated Financial Highlights — Class I Shares
(in thousands, except share and per share amounts)

	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data:(1)
Net asset value, beginning of year	$9.85	$10.00
Results of operations
Net investment income (loss)(2)	(0.06)	0.24
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	0.01	1.72
Net increase (decrease) in net assets resulting from operations	(0.05)	1.96
Shareholder Distributions:(3)
Distributions from net investment income	(0.17)	(2.11)
Net increase (decrease) in net assets resulting from shareholder distributions	(0.17)	(2.11)
Net asset value, end of year	$9.63	$9.85
Shares outstanding, end of year	2,658,132	198,299
Total return(4)	(0.33)%	18.99%
Ratio/Supplemental Data:
Net assets, end of year	$25,588	$1,954
Ratio of net investment income (loss) to average net assets(5)(6)	(0.62)%	2.14%
Ratio of total operating expenses to average net assets(5)	4.58%	9.18%
Ratio of expense reimbursement and waiver from sponsor to average net assets(5)	(3.73)%	(8.93)%
Ratio of net operating expenses to average net assets(5)	0.85%	0.25%
Portfolio turnover rate(7)	—%	—%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’s net asset value per share on the ex-dividend date. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)
Average daily net assets is used for this calculation.

(6)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (4.35)% and (6.79)% for the years ended December 31, 2020 and 2019, respectively.

(7)
Information presented is not annualized.

See notes to consolidated financial statements.

FS Series Trust
Notes to Consolidated Financial Statements
(dollar values in thousands, except share and per share amounts)

Note 1. Principal Business and Organization
FS Series Trust (the “Trust”) was organized as a Delaware statutory trust under the Delaware Statutory Trust Act on November 28, 2016. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2020, the Trust consists of five active series, which are presented in this book (collectively, the “Funds” and each individually a “Fund”): (i) FS Multi-Strategy Alternatives Fund (“FSMS”) and (ii) FS Managed Futures Fund (“Managed Futures”), FS Global Macro Fund (“Global Macro”), FS Real Asset Fund (“Real Asset”) and FS Long/Short Equity Fund (“Long/Short Equity” and, collectively with Managed Futures, Global Macro, and Real Asset, the “Alt Beta Funds” and each individually, an “Alt Beta Fund”).
FSMS commenced investment operations on May 16, 2017. Each of the Alt Beta Funds commenced investment operations on December 31, 2018 and had no activity other than investing their cash in a money market fund. As such, no financial highlights for 2018 have been presented.
Each Fund represents two classes of shares of beneficial interest of the Trust in a separate portfolio of securities and other assets with their own investment objective and policies.
•
FS Multi-Strategy Alternatives Fund seeks to provide shareholders with positive absolute returns over a complete market cycle.

•
FS Managed Futures Fund seeks to provide positive absolute returns with low correlation to traditional investments.

•
FS Global Macro Fund seeks to provide positive returns through capital appreciation and income.

•
FS Real Asset Fund seeks to provide total returns consisting of capital appreciation and income.

•
FS Long/Short Equity Fund seeks to provide equity-like returns through long-short investing within equity markets.

The Funds use derivatives in executing their respective investment objectives for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes. In attempting to achieve their investment objectives, the Funds primarily use total return basket swaps that seek both long and short exposure on variety of strategies, in a notional amount, that the Funds could not otherwise have exposure to on a name by name basis. The total return basket swaps include exposure to equity risk as well as foreign currency, commodity and interest rate risk.
Each Fund is classified as a non-diversified, open-end management investment company registered under the 1940 Act and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
As of December 31, 2020, FSMS had one wholly owned subsidiary, FS Alternatives Fund (Cayman), Managed Futures had one wholly owned subsidiary, FS Managed Futures Fund (Cayman), Global Macro had one wholly owned subsidiary, FS Global Macro Fund (Cayman), and Real Asset had one wholly owned subsidiary FS Real Asset Fund (Cayman), (collectively, the “Subsidiaries”), through which they may gain exposure to commodities. The audited consolidated financial statements include both the Funds’ accounts and the accounts of the Subsidiaries. All intercompany balances have been eliminated in consolidation.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying consolidated financial statements of the Funds have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies — (continued)

Accounting Standards Codification Topic 946, Financial Services — Investment Companies. Each Fund has evaluated the impact of subsequent events through the date the respective consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission (“SEC”).
Use of Estimates: The preparation of the Funds’ audited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the audited consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Funds consider all highly liquid investments with original maturities of three months or less to be cash equivalents. The Funds invest their excess cash in an institutional money market fund, which is stated at fair value. The Funds’ uninvested cash is maintained with a high credit quality financial institution.
Valuation of Portfolio Investments: The Funds determine the net asset value (“NAV”) of their common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session (normally 4:00 pm Eastern Time). Each Class A share of beneficial interest (“Class A Share”) is offered at NAV plus the applicable sales load, while each Class I Share of beneficial interest (“Class I Share”) is offered at NAV. The Funds calculate NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV of the applicable share class is determined. As such, the NAV of each class of shares may vary if such Fund sells different amounts of shares per class. The Funds’ assets and liabilities are valued in accordance with the principles set forth below.
The Adviser values the Funds’ assets in good faith pursuant to the Funds’ valuation policy and consistently applied valuation process, which was developed by the audit committee of the Trust’s Board of Trustees (the “Board”) and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Adviser. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Funds’ investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Funds’ valuation process.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) issued by the Financial Accounting Standards Board (“FASB”) clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
When determining the fair value of an asset or liability, the Adviser seeks to determine the price that would be received from the sale of the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date, in accordance with ASC Topic 820. Fair value determinations are based upon all available inputs that the Adviser deems relevant, which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Funds’ audited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Funds’ audited consolidated financial statements.

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies — (continued)

The Funds expect that their portfolios will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) or securities traded on a privately negotiated over-the-counter (“OTC”) secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”).
For purposes of calculating NAV, the Adviser uses the following valuation methods:
•
The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•
If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Funds value such security using quotations obtained from an independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which a third-party pricing service is unable to obtain quoted prices, the Funds obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, securities are valued at the midpoint of the average bid and ask prices obtained from such sources.

•
To the extent that the Funds hold investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Funds will value such investments at fair value as determined in good faith by the Adviser in accordance with the Funds’ valuation policy and pursuant to authority delegated by the Board as described below. In making such determination, the Adviser may rely upon valuations obtained from an independent valuation firm.

•
Forward foreign currency exchange contracts are valued at the mean of the appropriate foreign exchange rates at the close of regular trading on the NYSE. Exchange rates and forward points used to convert prices are obtained from independent third-party pricing services.

•
Swaps are typically valued using valuations provided by a third-party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract.

In making its determination of fair value, the Adviser may use independent third-party pricing or valuation services; provided that the Adviser shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Adviser shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that the Adviser deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that may be considered when valuing securities for which no active secondary market exists. Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
For equity interests, various factors may be considered in determining fair value, including multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or a Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies — (continued)

Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, the acquisition price of such investment or industry practices in determining fair value. The Adviser may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the portfolio company relative to comparable firms, as well as such other factors as the Adviser, in consultation with any third-party valuation or pricing service, if applicable, may consider relevant in assessing fair value.
If a Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.
If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when a Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by the Adviser, under the supervision of the Board.
While the Funds’ policy is intended to result in a calculation of each Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot ensure that fair values determined by the Adviser would accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold. The Funds will periodically benchmark the bid and ask prices received from the third-party pricing service and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which it purchases and sells its investments. The Funds believe that these prices will be reliable indicators of fair value.
Revenue Recognition: Security transactions are accounted for on the trade date. The Funds record interest income and expense on an accrual basis. The Funds record dividend income and expense on the ex-dividend date. The Funds do not accrue as a receivable interest or dividends on loans and securities if they have reason to doubt their ability to collect such income. The Funds consider many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Funds will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Funds’ judgment.
Loan origination fees, original issue discount, and market discount are capitalized and such amounts are amortized as interest income over the respective term of the loan or security. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Funds record prepayment premiums on loans and securities as fee income when they receive such amounts.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments will be calculated by using the specific identification method. The Funds measure realized gains or losses by the difference between the net proceeds from the

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies — (continued)

repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Organization and Offering Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Trust’s organization. Franklin Square Holdings, L.P. (“FS Investments”), the Funds’ sponsor and an affiliate of the Adviser has assumed the Trust’s organization costs and will not seek reimbursement of such costs. Offering costs primarily include, among other things, marketing expenses and printing, legal and due diligence fees and certain costs pertaining to each Fund’s continuous public offering of its common shares, including the salaries and direct expenses of the Adviser’s personnel, employees of its affiliates and others while engaged in such activities. FS Investments has assumed all of the Funds’ offering costs and will not seek reimbursement of such costs incurred as of December 31, 2020.
Income Taxes: FSMS has elected and each Alt Beta Fund intends to elect to be treated for U.S. federal income tax purposes, and each Fund intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify and maintain qualification as a RIC, the Funds must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally each Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, each Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. Each Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. Each Fund will also be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: Each Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in its consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the year ended December 31, 2020, the Funds did not incur any interest or penalties related to unrecognized tax liabilities.
Each Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in its consolidated financial statements. Each Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Swaps: Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Pursuant to swap agreements, the Funds either make floating-rate payments based on a benchmark index in exchange for fixed or floating rate payments or the Funds make fixed or floating rate payments in exchange for floating-rate payments based on the return of a benchmark index. Payments received or made are recorded as realized

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies — (continued)

gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Funds are exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index. The Funds enter into swap contracts (other than centrally cleared swaps) that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Funds’ net assets below a certain level over a certain period of time, which would trigger a payment by a Fund for those derivatives in a liability position.
The OTC derivatives in which the Funds invest are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Funds have entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by such Fund of any net liability owed to it. The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of a Fund and/or counterparty is held in segregated accounts by such Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash at the Fund’s custodian, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of a Fund, a corresponding liability on the consolidated statement of assets and liabilities. Securities pledged by a Fund as collateral, if any, are identified as such in the consolidated schedule of investments. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statements of assets and liabilities.
Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Funds may utilize forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Funds’ investments. These instruments may be used for other purposes in future periods. The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Funds will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds’ investments. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the consolidated statements of assets and liabilities.

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies — (continued)

Securities Sold Short: The Funds may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Funds record an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Funds record a realized gain or loss when the short position is closed out. By entering into a short sale, the Funds bear the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Funds on the ex-dividend date and interest expense is recorded on the accrual basis.
Options: The Funds may purchase call and put options in an effort to manage risk and/or generate gains from options premiums. When a Fund buys a call option, it gives the Fund the right (but not the obligation) to buy, and obligates the counterparty to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When a Fund buys a put option, it gives the Fund the right to sell and obligates such Fund to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When a Fund writes an option, an amount equal to the premium received by the counterparty is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When a written option expires, a Fund realizes a gain on the option to the extent of the premiums received. When a written option is exercised, a Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.
Recent Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement—Disclosures Framework—Changes to Disclosure Requirements of Fair Value Measurement (Topic 820), or ASU 2018-13. ASU 2018-13 introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Each Fund implemented ASU 2018-13 during the year ended December 31, 2020 and it did not have a significant impact in the Fund’s disclosure over fair value.
Distributions: Distributions to the Funds’ shareholders will be recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, each Fund, except for Global Macro and Real Asset, currently intends to authorize, declare and pay ordinary cash distributions on an annual basis. Subject to the discretion of the Board and applicable legal restrictions, Global Macro and Real Asset currently intends to authorize, declare and pay ordinary cash distributions on a quarterly basis. At least annually, each Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any.
Note 3. Share Transactions
Below is a summary of transactions with respect to the Funds’ common shares during the year ended December 31, 2020 and the year ended December 31, 2019:
FS Multi-Strategy Alternatives Fund Class A Shares	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Gross Proceeds from Issuance	440,291	$4,373	935,337	$9,699
Reinvestment of Distributions	2,877	28	17,991	184
Redemptions	(796,910)	(7,834)	(656,207)	(6,792)
Net Proceeds from Class A Share Transactions	(353,742)	$(3,433)	297,121	$3,091

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 3. Share Transactions — (continued)

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
Class I Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Issuance	8,102,207	$80,649	12,517,609	$130,515
Reinvestment of Distributions	86,842	848	291,656	2,987
Redemptions	(13,768,041)	(135,938)	(4,053,608)	(41,836)
Net Proceeds from Class I Share Transactions	(5,578,992)	$(54,441)	8,755,657	$91,666
Net Proceeds from Fund Share Transactions	(5,932,734)	$(57,874)	9,052,778	$94,757
FS Managed Futures Fund Class A Shares	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Gross Proceeds from Issuance	—	$—	—	$—
Redemptions	—	—	—	—
Net Proceeds from Class A Share Transactions	—	$—	—	$—
	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
Class I Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Issuance	—	$—	1,110	$11
Reinvestment of Distributions	76	1	7	—
Redemptions	—	—	—	—
Net Proceeds from Class I Share Transactions	76	$1	1,117	$11
Net Proceeds from Fund Share Transactions	76	$1	1,117	$11
FS Global Macro Fund Class A Shares	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Gross Proceeds from Issuance	—	$—	—	$—
Redemptions	—	—	—	—
Net Proceeds from Class A Share Transactions	—	$—	—	$—
	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
Class I Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Issuance	508,174	$5,000	3,545	$36
Reinvestment of Distributions	15	—	122	1
Redemptions	—	—	—	—
Net Proceeds from Class I Share Transactions	508,189	$5,000	3,667	$37
Net Proceeds from Fund Share Transactions	508,189	$5,000	3,667	$37
FS Real Asset Fund Class A Shares	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Gross Proceeds from Issuance	—	$—	—	$—
Redemptions	—	—	—	—
Net Proceeds from Class A Share Transactions	—	$—	—	$—

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 3. Share Transactions — (continued)

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
Class I Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Issuance	254	$2	2,128	$23
Reinvestment of Distributions	81	1	112	1
Redemptions	(97,848)	(1,000)	—	—
Net Proceeds from Class I Share Transactions	(97,513)	$(997)	2,240	$24
Net Proceeds from Fund Share Transactions	(97,513)	$(997)	2,240	$24
FS Long/Short Equity Fund Class A Shares	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Gross Proceeds from Issuance	6,754	$63	149,105	$1,500
Reinvestment of Distributions	75	1	—	—
Redemptions	(1,145)	(11)	—	—
Net Proceeds from Class A Share Transactions	5,684	$53	149,105	$1,500
	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
Class I Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Issuance	2,703,433	$24,757	661	$8
Reinvestment of Distributions	7,819	74	138	1
Redemptions	(251,419)	(2,396)	—	—
Net Proceeds from Class I Share Transactions	2,459,833	$22,435	799	$9
Net Proceeds from Fund Share Transactions	2,465,517	$22,488	149,904	$1,509
Note 4. Related Party Transactions
Compensation of the Investment Adviser and its Affiliates
Pursuant to the investment management agreement, dated as of April 25, 2017 by and between the Adviser and FSMS and each investment management agreement, dated as of November 29, 2018 by and between the Adviser and each Alt Beta Fund, respectively (collectively, the “Management Agreements”), the Adviser is entitled to a management fee in consideration of the advisory services provided by the Adviser to the Funds. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Funds. The management fee is calculated and payable quarterly in arrears at the annual rates of each Fund’s average daily net assets during such period noted in the table below:
Fund	Period	Fee
FS Multi-Strategy Alternatives Fund	Quarterly	1.25%
FS Managed Futures Fund	Quarterly	1.15%
FS Global Macro Fund	Quarterly	1.15%
FS Real Asset Fund	Quarterly	1.15%
FS Long/Short Equity Fund	Quarterly	1.10%
The Adviser had contractually agreed to waive its management fee for FSMS until May 15, 2019. Effective June 16, 2020, with the exception of Long/Short Equity, the Adviser has contractually agreed to waive its management fee for each of the Alt Beta Funds until March 31, 2021. With respect to the Long/Short Equity, the Adviser had contractually agreed to waive its management fee until December 31, 2019 and has contractually agreed to waive a

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 4. Related Party Transactions — (continued)

portion of its management fee for Long/Short Equity so that the fee received equals 0.60% of Long/Short Equity’s average daily net assets until the earlier of  (i) December 31, 2021 or (ii) the date on which gross proceeds that have been received by Long/Short Equity from investors, in the aggregate, exceed $150 million.
Pursuant to the administration agreement, dated as of April 26, 2017, by and between FSMS and the Adviser, and each administration agreement, dated as of November 29, 2018 by and between the Adviser and each Alt Beta Fund, respectively (collectively, the “Administration Agreements”), the Funds reimburse the Adviser for its actual costs incurred in providing administrative services to the Funds, including the Adviser’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Funds on behalf of the Adviser. The Adviser is required to allocate the cost of such services to the Funds based on factors such as assets, revenues, time allocations and/or other reasonable metrics. The Board reviews the methodology employed in determining how the expenses are allocated to the Funds and the proposed allocation of the administrative expenses among the Funds and certain affiliates of the Adviser. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Funds based on the breadth, depth and quality of such services as compared to the estimated cost to the Funds of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board, among other things, compares the total amount paid to the Adviser for such services as a percentage of the Funds’ respective net assets to the same ratios reported by other comparable investment companies. The Funds will not reimburse the Adviser for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of the Adviser. Reimbursements of administrative expenses to the Adviser are subject to the Expense Limitation (defined below).
The following table describes the fees and expenses accrued under the Management Agreement and the Administration Agreement for Funds during the year ended December 31, 2020:
FS Multi-Strategy Alternatives Fund Related Party	Source Agreement	Description	Amount
FS Fund Advisor, LLC	Management Agreement	Management Fee(1)	$2,157
FS Fund Advisor, LLC	Administration Agreement	Administrative Services Expenses(2)	$788

(1)
During the year ended December 31, 2020, $2,277 of management fees were paid to the Adviser.

(2)
During the year ended December 31, 2020, $874 of administrative services expenses were paid to the Adviser.

FS Managed Futures Fund Related Party	Source Agreement	Description	Amount
FS Fund Advisor, LLC	Investment Advisory Agreement	Management Fee(1)	$25
FS Fund Advisor, LLC	Administration Agreement	Administrative Services Expenses(2)	$90

(1)
As described above, the Adviser has contractually agreed to waive the $25 in management fees payable during the year ended December 31, 2020.

(2)
During the year ended December 31, 2020, $58 of administrative services expenses were paid to the Adviser.

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 4. Related Party Transactions — (continued)

FS Global Macro Fund Related Party	Source Agreement	Description	Amount
FS Fund Advisor, LLC	Investment Advisory Agreement	Management Fee(1)	$30
FS Fund Advisor, LLC	Administration Agreement	Administrative Services Expenses(2)	$187

(1)
As described above, the Adviser has contractually agreed to waive the $30 in management fees payable during the year ended December 31, 2020.

(2)
During the year ended December 31, 2020, $61 of administrative services expenses were paid to the Adviser.

FS Real Asset Fund Related Party	Source Agreement	Description	Amount
FS Fund Advisor, LLC	Investment Advisory Agreement	Management Fee(1)	$32
FS Fund Advisor, LLC	Administration Agreement	Administrative Services Expenses(2)	$114

(1)
As described above, the Adviser has contractually agreed to waive the $32 in management fees payable during the year ended December 31, 2020.

(2)
During the year ended December 31, 2020, $85 of administrative services expenses were paid to the Adviser.

FS Long/Short Equity Fund Related Party	Source Agreement	Description	Amount
FS Fund Advisor, LLC	Investment Advisory Agreement	Management Fee(1)	$206
FS Fund Advisor, LLC	Administration Agreement	Administrative Services Expenses(2)	$376

(1)
As described above, the Adviser has contractually agreed to waive $93 in management fees payable during the year ended December 31, 2020. During the year ended December 31, 2020, $71 of management fees were paid to the Adviser.

(2)
During the year ended December 31, 2020, $346 of administrative services expenses were paid to the Adviser.

Expense Limitation Agreement
Pursuant to the expense limitation agreement, dated as of April 26, 2017, by and between the Adviser and FSMS, and each expense limitation agreement, dated as of November 29, 2018, by and between the Adviser and each Alt Beta Fund, respectively (collectively, the “Expense Limitation Agreements”), the Adviser agreed to pay or absorb, on a quarterly basis, the “ordinary operating expenses” (as defined below) of each Fund to the extent that such expenses exceed 0.25% per annum of the respective Fund’s average daily net assets (the “Expense Limitation”). The respective Expense Limitation Agreement, which became effective April 27, 2017 for FSMS and December 17, 2018 for the Alt Beta Funds, will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board and by the Adviser. Each Expense Limitation Agreement is currently in effect until at least April 30, 2021.

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 4. Related Party Transactions — (continued)

Amounts waived under the Expense Limitation for each Fund may be recouped by or repaid to the Adviser, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years after the Adviser bears the expense; and (2) the reimbursement may not be made if it would cause the lower of the respective Fund’s then-current expense limitation, if any, or the expense limitation that was in effect at the time when the Adviser waived or reimbursed the ordinary operating expenses that are the subject of the repayment, to be exceeded.
The Expense Limitation Agreements may not be terminated by the Adviser, but may be terminated by the Board on written notice to the Adviser. For the purposes of the Expense Limitation Agreements, “ordinary operating expenses” for a class of Shares consist of all ordinary expenses of a Fund attributable to such class, including administration fees, transfer agent fees, offering expenses, fees paid to the respective Fund’s trustees, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) management fees, (b) distribution or servicing fees, (c) interest, (d) taxes, (e) brokerage fees and commissions, (f) dividends and interest paid on short positions, (g) acquired fund fees and expenses and (h) extraordinary expenses. The specific amount of expenses waivable and/or payable by the Adviser pursuant to the Expense Limitation Agreements, if any, is determined at the end of each fiscal quarter. Similarly, the conditional obligation of the Funds to repay the Adviser pursuant to the terms of such Expense Limitation Agreement shall survive the termination of such agreement by either party.
The following table describes the amounts accrued pursuant to the Expense Limitation Agreement that FS Investments has agreed to pay for the year ended December 31, 2020. These amounts may be subject to conditional repayment by the Fund as described below:
Fund	Accrued Amount	Subject to Repayment As of December 31, 2020	Related to Expense Reimbursement
FS Multi-Strategy Alternatives Fund	$1,741	$5,528	$5,528
FS Managed Futures Fund	$248	$419	$419
FS Global Macro Fund	$353	$543	$543
FS Real Asset Fund	$265	$495	$495
FS Long/Short Equity Fund	$603	$780	$780
The Funds’ distributor, ALPS Distributors, Inc., has entered into a “wholesaling” agreement with FS Investment Solutions, LLC (“FS Solutions”), a registered broker-dealer and an affiliate of the Adviser. Pursuant to the terms of the wholesaling agreement, FS Solutions seeks to market and otherwise promote the Funds through various “wholesale” distribution channels, including but not limited to, the independent broker-dealer channel, the registered investment adviser channel and the wirehouse channel. FS Solutions may receive compensation for certain sales, promotional and marketing services provided to the Funds in connection with the distribution of certain classes of the Funds’ shares. The following table describes the amounts FS Solutions received in initial sales charges in connection with the distribution of Class A shares of the Funds for the year ended December 31, 2020:
Fund	Initial Sales Charges
FS Multi-Strategy Alternatives Fund	$10
FS Managed Futures Fund	$—
FS Global Macro Fund	$—
FS Real Asset Fund	$—
FS Long/Short Equity Fund	$0

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 5. Distribution and Service Plan
Pursuant to the Amended and Restated Distribution call Service Plan, each Fund’s Class A Shares bear 12b-1 fees at an annual rate of 0.25% of the average daily net assets of such Fund attributable to Class A Shares. Payments of the 12b-1 fee may be made without regard to expenses actually incurred. The Funds’ Class I shares are not subject to 12b-1 fees.
Note 6. Income Taxes
Each Fund intends to declare and pay distributions from net investment income and from net realized short term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of such Fund, unless the shareholder elects to receive cash distributions. During the year ended December 31, 2020, the Funds declared and paid the following distributions per share and total distributions:
	Distributions Per Share
Fund	Class A	Class I	Total Distribution
FS Multi-Strategy Alternatives Fund	$0.04	$0.08	$1,001
FS Managed Futures Fund	0.65	0.68	137
FS Global Macro Fund	0.14	0.16	53
FS Real Asset Fund	0.30	0.32	89
FS Long/Short Equity Fund	0.15	0.17	487
The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.
The following tables reflect the sources of cash distributions on a tax basis that each Fund paid on its common shares during the year ended December 31, 2020:
FS Multi-Strategy Alternatives Fund
	Year Ended December 31, 2020
Source of Distribution	Distribution Amount	Percentage
Net investment income(1)	$979	98%
Long-term capital gains	—	—%
Return of capital	22	2%
Total	$1,001	100%

(1)
FSMS’s net investment loss on a tax basis for the year ended December 31, 2020 was $(2,654). The determination of the tax attributes of FSMS’s distributions is made annually as of the end of the calendar year and based upon FSMS’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of FSMS’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 6. Income Taxes — (continued)

FS Managed Futures Fund
	Year Ended December 31, 2020
Source of Distribution	Distribution Amount	Percentage
Net investment income(1)	$137	100%
Long-term capital gains	—	—%
Return of capital	—	—%
Total	$137	100%

(1)
Managed Future’s net investment income and short term capital gains on a tax basis for the year ended December 31, 2020 was $204. The determination of the tax attributes of Managed Future’s distributions is made annually as of the end of the calendar year and based upon Managed Future’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of Managed Future’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

FS Global Macro Fund
	Year Ended December 31, 2020
Source of Distribution	Distribution Amount	Percentage
Net investment income(1)	$35	66%
Long-term capital gains	—	—%
Return of capital	18	34%
Total	$53	100%

(1)
Global Macro’s net investment income and short term capital gains on a tax basis for the year ended December 31, 2020 was $31. The determination of the tax attributes of Global Macro’s distributions is made annually as of the end of the calendar year and based upon Global Macro’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of Global Macro’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

FS Real Asset Fund
	Year Ended December 31, 2020
Source of Distribution	Distribution Amount	Percentage
Net investment income(1)	$89	100%
Long-term capital gains	—	—%
Return of capital	—	—%
Total	$89	100%

(1)
Real Asset’s net investment income and short term capital gains on a tax basis for the year ended December 31, 2020 was $216. The determination of the tax attributes of Real Asset’s distributions is made annually as of the end of the calendar year and

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 6. Income Taxes — (continued)

based upon Real Asset’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of Real Asset’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.
FS Long/Short Equity Fund
	Year Ended December 31, 2020
Source of Distribution	Distribution Amount	Percentage
Net investment income(1)	$487	100%
Long-term capital gains	—	—%
Return of capital	—	—%
Total	$487	100%

(1)
Long/Short Equity’s net investment income on a tax basis for the year ended December 31, 2020 was $657. The determination of the tax attributes of Long/Short Equity’s distributions is made annually as of the end of the calendar year and based upon Long/Short Equity’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of Long/Short Equity’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

The Funds’ net investment income and short term capital gains on a tax basis and undistributed net investment income and short term capital gains on a tax basis for the year ended December 31, 2020 was as follows:
Fund	Net Investment Income (Loss)	Undistributed Net Investment Income
FS Multi-Strategy Alternatives Fund	$(2,654)	$—
FS Managed Futures Fund	$204	$67
FS Global Macro Fund	$31	$—
FS Real Asset Fund	$216	$178
FS Long/Short Equity Fund	$657	$170
The Funds may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the year ended December 31, 2020, the Funds increased/ (decreased) accumulated earnings (deficit) and increased/ (decreased) capital in excess of par value by the below amounts. These reclassifications, resulting from nondeductible expenses related to partnerships and net operating loss write-off, have no impact on the net assets of the Funds.
Fund	Accumulated earnings (deficit)	Capital in excess of par value
FS Multi-Strategy Alternatives Fund	$2,662	$(2,662)
FS Managed Futures Fund	$—	$—
FS Global Macro Fund	$—	$—
FS Real Asset Fund	$—	$—
FS Long/Short Equity Fund	$—	$—

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 6. Income Taxes — (continued)

As of December 31, 2020, the components of accumulated earnings (loss) on a tax basis were as follows:
Fund	Distributable ordinary income and short term capital gains	Late year and post-october losses	Distributable capital gains/accumulated capital (losses)	Net unrealized appreciation (depreciation)	Total
FS Multi-Strategy Alternatives Fund	$—	$—	$(9,686)	$2,934	$(6,752)
FS Managed Futures Fund	$67	$—	$—	$—	$67
FS Global Macro Fund	$—	$(104)	$—	$13	$(91)
FS Real Asset Fund	$178	$—	$—	$(11)	$167
FS Long/Short Equity Fund	$170	$—	$(525)	$1,462	$1,107
During the year ended December 31, 2020, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:
Fund	Late Year Ordinary Loss	Post-October Capital Losses
FS Multi-Strategy Alternatives Fund	$—	$—
FS Managed Futures Fund	$—	$—
FS Global Macro Fund	$(104)	$—
FS Real Asset Fund	$—	$—
FS Long/Short Equity Fund	$—	$—
As of December 31, 2020, the cost and the unrealized appreciation and (depreciation) on investments and derivatives, each calculated for U.S. federal income tax purposes, were as follows:
Fund	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
FS Multi-Strategy Alternatives Fund	$120,452	$5,131	$2,195	$2,936
FS Managed Futures Fund	$2,061	$—	$—	$—
FS Global Macro Fund	$6,631	$26	$13	$13
FS Real Asset Fund	$1,611	$2	$13	$(11)
FS Long/Short Equity Fund	$24,040	$6,990	$5,528	$1,462
Note 7. Financial Instruments
The Funds may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The Funds invest in such derivatives in order to meet their investment objectives. The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
The Funds are subject to credit risk in the normal course of pursuing its investment objectives. The Funds may enter into total return swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Funds may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 7. Financial Instruments — (continued)

The Funds may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the respective Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by such Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. The fair value of open derivative instruments held by the Funds (which are not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2020 was as follows:
FS Multi-Strategy Alternatives Fund
Fair Value
	Asset Derivative	Liability Derivative
Foreign Currency Risk
Forward foreign currency exchange contracts	$—	$2(1)
Total return swaps	317(2)	—
Equity Risk
Total return swaps	$989(2)	$1,392(3)
Commodity Risk
Total return swaps	—	91(3)
Interest Rate Risk
Total return swaps	8(2)	9(3)

FSMS’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on its consolidated statement of assets and liabilities and located as follows:
(1)
Unrealized depreciation on forward foreign currency exchange contracts.

(2)
Unrealized appreciation on total return swaps.

(3)
Unrealized depreciation on total return swaps.

FS Managed Futures Fund
Fair Value
	Asset Derivative	Liability Derivative
Equity Risk
Total return swaps	$19(1)	$9(2)
Foreign Currency Risk
Total return swaps	62(1)	7(2)

Managed Future’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on its consolidated statement of assets and liabilities and located as follows:
(1)
Unrealized appreciation on total return swaps.

(2)
Unrealized depreciation on total return swaps.

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 7. Financial Instruments — (continued)

FS Global Macro Fund
Fair Value
	Asset Derivative	Liability Derivative
Equity Risk
Total return swaps	$22(1)	$14(2)
Foreign Currency Risk
Total return swaps	—	3(2)
Interest Rate Risk
Total return swaps	—	79(2)

Global Macro’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on its consolidated statement of assets and liabilities and located as follows:
(1)
Unrealized appreciation on total return swaps.

(2)
Unrealized depreciation on total return swaps.

FS Real Asset Fund
Fair Value
	Asset Derivative	Liability Derivative
Equity Risk
Total return swaps	$95(1)	$13(2)

Real Asset’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on its consolidated statement of assets and liabilities and located as follows:
(1)
Unrealized appreciation on total return swaps.

(2)
Unrealized depreciation on total return swaps.

FS Long/Short Equity Fund
Fair Value
	Asset Derivative	Liability Derivative
Equity Risk
Total return swaps	$8,417(1)	$6,566(2)

Long/Short Equity’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on its consolidated statement of assets and liabilities and located as follows:
(1)
Unrealized appreciation on total return swaps.

(2)
Unrealized depreciation on total return swaps.

The following tables present the Funds’ derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Funds for assets or pledged by the Funds for liabilities as of December 31, 2020:

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 7. Financial Instruments — (continued)

FS Multi-Strategy Alternatives Fund
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Bank of America, N.A.	$—	$—	$—	$—	$—
Barclays Bank PLC	$—	$—	$—	$—	$—
BNP Paribas	$753	$358	$—	$—	$395
Credit Suisse International	$—	$—	$—	$—	$—
Deutsche Bank	$—	$—	$—	$—	$—
Goldman Sachs International	$447	$—	$—	$—	$447
JP Morgan Chase Bank, N.A.	$56	$56	$—	$—	$—
Morgan Stanley & Co. International PLC	$—	$—	$—	$—	$—
Nomura Securities Co., Ltd	$50	$—	$—	$—	$50
Societe Generale	$8	$8	$—	$—	$—
State Street Bank and Trust Co.	$—	$—	$—	$—	$—
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
Bank of America, N.A.	$91	$—	$—	$—	$91
Barclays Bank PLC	$181	$—	$—	$181	$—
BNP Paribas	$358	$358	$—	$—	$—
Credit Suisse International	$23	$—	$—	$—	$23
Deutsche Bank	$9	$—	$—	$9	$—
Goldman Sachs International	$—	$—	$—	$—	$—
JP Morgan Chase Bank, N.A.	$731	$56	$—	$675	$—
Morgan Stanley & Co. International PLC	$2	$—	$—	$2	$—
Nomura Securities Co., Ltd	$—	$—	$—	$—	$—
Societe Generale	$99	$8	$—	$91	$—
State Street Bank and Trust Co.	$—	$—	$—	$—	$—
FS Managed Futures Fund
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Barclays Bank PLC	$3	$3	$—	$—	$—
BNP Paribas	$16	$—	$—	$—	$16
Deutsche Bank	$—	$—	$—	$—	$—
Goldman Sachs International	$59	$—	$—	$—	$59
JP Morgan Chase Bank, N.A.	$—	$—	$—	$—	$—
Nomura Securities Co., Ltd	$3	$—	$—	$—	$3

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 7. Financial Instruments — (continued)

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
Barclays Bank PLC	$5	$3	$—	$—	$2
BNP Paribas	$—	$—	$—	$—	$—
Deutsche Bank	$—	$—	$—	$—	$—
Goldman Sachs International	$—	$—	$—	$—	$—
JP Morgan Chase Bank, N.A.	$11	$—	$—	$—	$11
Nomura Securities Co., Ltd	$—	$—	$—	$—	$—
FS Global Macro Fund
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
BNP Paribas	$7	$7	$—	$—	$—
Deutsche Bank	$—	$—	$—	$—	$—
Goldman Sachs International	$13	$2	$—	$—	$11
JP Morgan Chase Bank, N.A.	$2	$2	$—	$—	$—
Nomura Securities Co., Ltd	$—	$—	$—	$—	$—
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
BNP Paribas	$7	$7	$—	$—	$—
Deutsche Bank	$1	$—	$—	$—	$1
Goldman Sachs International	$2	$2	$—	$—	$—
JP Morgan Chase Bank, N.A.	$7	$2	$—	$—	$5
Nomura Securities Co., Ltd	$79	$—	$—	$—	$79
FS Real Asset Fund
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Bank of America, N.A.	$7	$—	$—	$—	$7
JP Morgan Chase Bank, N.A.	$2	$2	$—	$—	$—
Morgan Stanley Capital Services LLC	$86	$—	$—	$—	$86
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
Bank of America, N.A.	$—	$—	$—	$—	$—
JP Morgan Chase Bank, N.A.	$13	$2	$—	$11	$—
Morgan Stanley Capital Services LLC	$—	$—	$—	$—	$—

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 7. Financial Instruments — (continued)

FS Long/Short Equity Fund
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Barclays Bank PLC	$7,035	$5,679	$—	$—	$1,356
Goldman Sachs International	$1,382	$887	$—	$—	$495
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
Barclays Bank PLC	$5,679	$5,679	$—	$—	$—
Goldman Sachs International	$887	$887	$—	$—	$—

(1)
In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)
Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(3)
Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Funds’ consolidated statement of operations for the year ended December 31, 2020 was as follows:
FS Multi-Strategy Alternatives Fund
	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$63(1)	$7(2)
Foreign Currency, Equity, Commodity and Interest Rate Risk
Total return swap contracts	$(12,364)(3)	$735(4)

FSMS’s derivative instruments at fair value by risk, presented in the table above, are reported on FSMS’s Statement of Operations and located as follows:
(1)
Net realized gain (loss) on forward foreign currency exchange contracts.

(2)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(3)
Net realized gain (loss) on total return swaps.

(4)
Net change in unrealized appreciation (depreciation) on total return swaps.

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 7. Financial Instruments — (continued)

FS Managed Futures Fund
	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity and Foreign Currency Risk
Total return swap contracts	$121(1)	$87(2)

Managed Future’s derivative instruments at fair value by risk, presented in the table above, are reported on Managed Future’s Statement of Operations and located as follows:
(1)
Net realized gain (loss) on total return swaps.

(2)
Net change in unrealized appreciation (depreciation) on total return swaps.

FS Global Macro Fund
	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity, Foreign Currency and Interest Rate Risk
Total return swap contracts	$(3)(1)	$(71)(2)

Global Macro’s derivative instruments at fair value by risk, presented in the table above, are reported on Global Macro’s Statement of Operations and located as follows:
(1)
Net realized gain (loss) on total return swaps.

(2)
Net change in unrealized appreciation (depreciation) on total return swaps.

FS Real Asset Fund
	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk
Total return swap contracts	$250(1)	$55(2)

Real Asset’s derivative instruments at fair value by risk, presented in the table above, are reported on Real Asset’s Statement of Operations and located as follows:
(1)
Net realized gain (loss) on total return swaps.

(2)
Net change in unrealized appreciation (depreciation) on total return swaps.

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 7. Financial Instruments — (continued)

FS Long/Short Equity Fund
	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk
Total return swap contracts	$(167)(1)	$1,941(2)

Long/Short Equity’s derivative instruments at fair value by risk, presented in the table above, are reported on Long/Short Equity’s Statement of Operations and located as follows:
(1)
Net realized gain (loss) on total return swaps.

(2)
Net change in unrealized appreciation (depreciation) on total return swaps.

The average notional amount of derivatives outstanding during the year ended December 31, 2020, which are indicative of the volumes of these derivative types, was as follows:
Fund	Purchased swaptions	Forward foreign exchange contracts	Total return debt swap contracts	Total return equity swap contracts	Total return index swap contracts
FS Multi-Strategy Alternatives Fund	$7,077	$2,583	$16,438	$—	$66,940
FS Managed Futures Fund	$—	$—	$—	$—	$32
FS Global Macro Fund	$—	$—	$—	$—	$408
FS Real Asset Fund	$—	$—	$—	$—	$1,072
FS Long/Short Equity Fund	$—	$—	$—	$217	$30,653
Note 8. Investment Portfolio
The following tables summarize the composition of each Fund’s investment portfolio at cost and fair value as of December 31, 2020:
FS Multi-Strategy Alternatives Fund
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Corporate Bonds	$44,021	$45,536	37%
Common Stock	9,550	12,829	10%
Short-Term Investments	66,527	66,522	53%
Total	$120,098	$124,887	100%
FS Managed Futures Fund
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Short-Term Investments	$2,061	$2,061	100%
Total	$2,061	$2,061	100%

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 8. Investment Portfolio — (continued)

FS Global Macro Fund
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Corporate Bonds	$4,707	$4,728	71%
Short-Term Investments	1,921	1,921	29%
Total	$6,628	$6,649	100%
FS Real Asset Fund
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Short-Term Investments	$1,611	$1,611	100%
Total	$1,611	$1,611	100%
FS Long/Short Equity Fund
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Short-Term Investments	$24,040	$24,036	100%
Total	$24,040	$24,036	100%

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, a Fund would be presumed to “control” a portfolio company if such Fund owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if such owned 5% or more of its voting securities.
The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets of FSMS in such industries as of December 31, 2020:
Industry Classification	Fair Value	Percentage of Portfolio
Short-Term Investments	$66,522	53.3%
Commercial Services	5,679	4.6%
Retail	4,564	3.7%
Auto Manufacturers	3,906	3.1%
Packaging & Containers	3,325	2.7%
Real Estate Investment Trusts	3,265	2.6%
Transportation	3,144	2.5%
Healthcare-Services	2,968	2.4%
Telecommunications	2,705	2.2%
Diversified Financial Services	1,778	1.4%
Oil & Gas	1,721	1.4%

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 8. Investment Portfolio — (continued)

Industry Classification	Fair Value	Percentage of Portfolio
Airlines	1,684	1.3%
Auto Parts & Equipment	1,680	1.3%
Media Entertainment	1,586	1.3%
Entertainment	1,545	1.2%
Chemicals	1,525	1.2%
Machinery-Diversified	1,412	1.1%
Environmental Control	1,388	1.1%
Software	1,222	1.0%
Lodging	1,221	1.0%
Home Builders	1,184	0.9%
Agriculture	1,161	0.9%
Engineering & Construction	994	0.8%
Household Products/Wares	941	0.8%
Real Estate	882	0.7%
Food	784	0.6%
Healthcare-Products	778	0.6%
Electrical Components & Equipment	705	0.6%
Leisure Time	679	0.5%
Electronics	609	0.5%
Miscellaneous Manufacturing	608	0.5%
Pharmaceuticals	583	0.5%
Internet	446	0.4%
Distribution/Wholesale	423	0.3%
Beverages	408	0.3%
Building Materials	344	0.3%
Computers	189	0.2%
Pipelines	183	0.1%
Trucking & Leasing	146	0.1%
Total	$124,887	100.0%

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets of Global Macro in such industries as of December 31, 2020:
Industry Classification	Fair Value	Percentage of Portfolio
Short-Term Investments	$1,921	28.9%
Commercial Services	619	9.3%
Auto Manufacturers	470	7.1%
Retail	401	6.0%

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 8. Investment Portfolio — (continued)

Industry Classification	Fair Value	Percentage of Portfolio
Healthcare-Services	281	4.2%
Transportation	251	3.8%
Home Builders	238	3.6%
Telecommunications	238	3.6%
Real Estate Investment Trusts	225	3.4%
Oil & Gas	199	3.0%
Media Entertainment	163	2.5%
Machinery-Diversified	161	2.4%
Real Estate	159	2.4%
Lodging	154	2.3%
Diversified Financial Services	152	2.3%
Airlines	141	2.1%
Entertainment	133	2.0%
Auto Parts & Equipment	128	1.9%
Internet	126	1.9%
Agriculture	102	1.5%
Engineering & Construction	101	1.5%
Miscellaneous Manufacturing	98	1.5%
Household Products/Wares	92	1.4%
Packaging & Containers	86	1.3%
Electrical Components & Equipment	10	0.1%
Total	$6,649	100.0%

Purchases and sales of securities during the year ended December 31, 2020, other than short-term securities and U.S. government obligations, were as follows:
Fund	Purchases	Sales
FS Multi-Strategy Alternatives Fund	$252,062	$283,916
FS Managed Futures Fund	$—	$—
FS Global Macro Fund	$5,169	$482
FS Real Asset Fund	$—	$—
FS Long/Short Equity Fund	$—	$—
Note 9. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that a Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 9. Fair Value of Financial Instruments — (continued)

pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Funds classify the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1:   Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2:   Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3:   Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
As of December 31, 2020, the Funds’ investments and derivatives were categorized as follows in the fair value hierarchy:
FS Multi-Strategy Alternatives Fund
Asset Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$45,536	$—	$45,536
Common Stock	12,829	—	—	12,829
Short-Term Investments	66,522	—	—	66,522
Forward Foreign Currency Exchange Contracts	—	—	—	—
Total Return Index Swaps	—	1,314	—	1,314
Total Assets	$79,351	$46,850	$—	$126,201
Liability Description
Mutual Funds Sold Short	$(3,293)	$—	$—	$(3,293)
Corporate Bonds Sold Short	—	(8,142)	—	(8,142)
Common Stocks Sold Short	(2,658)	—	—	(2,658)
Forward Foreign Currency Exchange Contracts	—	(2)	—	(2)
Total Return Index Swaps	—	(1,492)	—	(1,492)
Total Liabilities	$(5,951)	$(9,636)	$—	$(15,587)
FS Managed Futures Fund
Asset Description	Level 1	Level 2	Level 3	Total
Short-Term Investments	$2,061	$—	$—	$2,061
Total Return Index Swaps	—	81	—	81
Total Assets	$2,061	$81	$—	$2,142
Liability Description
Total Return Index Swaps	$—	$(16)	$—	$(16)

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 9. Fair Value of Financial Instruments — (continued)

FS Global Macro Fund
Asset Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$4,728	$—	$4,728
Short-Term Investments	1,921	—	—	1,921
Total Return Index Swaps	—	22	—	22
Total Assets	$1,921	$4,750	$—	$6,671
Liability Description
Total Return Index Swaps	$—	$(96)	$—	$(96)
FS Real Asset Fund
Asset Description	Level 1	Level 2	Level 3	Total
Short-Term Investments	$1,611	$—	$—	$1,611
Total Return Index Swaps	—	95	—	95
Total Assets	$1,611	$95	$—	$1,706
Liability Description
Total Return Index Swaps	$—	$(13)	$—	$(13)
FS Long/Short Equity Fund
Asset Description	Level 1	Level 2	Level 3	Total
Short-Term Investments	$24,036	$—	$—	$24,036
Total Return Index Swaps	—	8,417	—	8,417
Total Assets	$24,036	$8,417	$—	$32,453
Liability Description
Total Return Index Swaps	$—	$(6,566)	$—	$(6,566)
The Funds’ investments as of December 31, 2020 primarily consisted of Exchange-Traded Securities or OTC Securities. All of the common equity investments, each of which was traded on an active public market, were valued at their closing price as of December 31, 2020. All of the fixed income investments were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service.
The Funds periodically benchmark the bid and ask prices it receives from the third-party pricing service and/or dealers, as applicable, against the actual prices at which they purchase and sell their investments. Based on the results of the benchmark analysis and the experience of the Funds’ management, the Funds believe that these prices are reliable indicators of fair value. The Funds may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which they cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Funds will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Funds purchase and sell their investments. The Funds’ audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Funds’ valuation processes.

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 10. Concentration of Risk
Investing in the Funds involve risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Funds. For a more complete discussion of the risks of investing in the Funds, please refer to the Funds’ prospectuses and the Funds’ other filings with the SEC.
Market Risk:   Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Funds’ investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security held in a short position may increase due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived positive economic conditions or changes in interest or currency rates. Because the market value of exchange-traded fund shares may differ from their net asset value, the shares may trade at a premium or discount. An investment in the Funds may lose money.
Credit/Default Risk:   An issuer or guarantor of fixed income securities or instruments held by the Funds (which issuer or guarantor may have a low credit rating or no credit rating) may default on its obligation to pay interest and repay principal or default on any other obligation. A fixed income instrument may deteriorate in quality after it has been purchased by the Funds, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Funds’ holding may impair the Funds’ liquidity and have the potential to cause a significant NAV decline.
Counterparty Risk:   The stability and liquidity of repurchase agreements, swap transactions, forwards and over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that the Adviser or an applicable sub-adviser will monitor the creditworthiness of firms with which it will cause the Funds to enter into repurchase agreements, swap transactions, caps, floors, collars, over-the-counter derivatives or other similar arrangements. If there is a default by the counterparty to such a transaction, the Funds will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Funds being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Funds’ counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such vehicle’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.
In addition, the Funds may use counterparties located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Funds’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Funds and their assets. Shareholders should assume that the insolvency of any counterparty would result in a loss to the Funds, which could be material.
Libor Risk:   The London Interbank Offered Rate (“LIBOR”) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. In addition, issuers of instruments in which a Fund invests may obtain financing at floating rates based on LIBOR, and a Fund may use leverage or borrowings based on LIBOR.
On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 10. Concentration of Risk — (continued)

LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.
Derivatives Risk:   The Funds may invest in Financial Instruments (used herein to refer to (i) futures contracts, including futures based on equity or fixed income securities and/or equity or fixed income indices, interest rate futures, currency futures and swap futures; (ii) swaps, including equity, currency, interest rate, total return, variance and credit default swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including forwards based on equity or fixed income securities and/or equity or fixed income indices, currency forwards, interest rate forwards, swap forwards and non-deliverable forwards; and (v) other instruments, including structured securities and contracts for differences). Financial Instruments may involve risks different from, or greater than, those associated with more traditional investments. Due to leverage, small changes in the value of the Financial Instruments’ reference assets, rates, or indexes may produce disproportionate losses to the Funds. The value of Financial Instruments may not move as expected relative to the value of the reference assets, rates or indexes. Financial Instruments used for hedging purposes may not hedge risks as expected, and Financial Instruments used for non-hedging purposes may not provide the anticipated investment exposure. Financial Instruments may be highly illiquid, and the Funds may not be able to close out or sell a Financial Instrument position at a particular time or at an anticipated price. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivatives. Financial Instruments also may be subject to interest rate risk, currency risk and counterparty risk.
In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. The Fund will be required to implement and comply with new Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Equity Risk:   The prices of equity securities in which the Funds hold long and short positions may rise and fall daily. These price movements may result from factors affecting individual companies, industries, securities markets or economies.
Foreign Investment and Emerging Markets Risk:   Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity, political instability and less developed legal and accounting practices. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore not all material information will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Funds’ ability to invest in foreign securities or may prevent the Funds from repatriating its investments. In addition, the Funds may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.
Investment in Other Investment Companies Risk:   As with other investments, investments in other investment companies are subject to market and manager risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Funds may invest in money market mutual funds. An

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 10. Concentration of Risk — (continued)

investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of a Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, SEC rules require prime money market mutual funds to use floating NAVs that do not preserve the value of a Fund’s investment at $1.00 per share.
Liquidity Risk:   Although the Funds will invest primarily in liquid, publicly traded securities, the Funds may make investments that trade in lower volumes or that otherwise may be illiquid. Also, the Funds may make investments that may become less liquid in response to market developments or adverse investor perceptions. Less liquid or illiquid investments may be difficult to value. An inability to sell one or more portfolio positions can adversely affect the Funds’ value or prevent the Funds from being able to take advantage of other investment opportunities.
Non-Diversification Risk:   The Funds are classified as “non-diversified” investment companies, which means that the percentage of their assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Funds’ investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.
Short Sales Risk:   A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. The Funds’ use of short sales, in certain circumstances, can result in significant losses. In order to qualify as a regulated investment company under the Code, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income. Each Fund’s ability to pursue its investment strategy may therefore be limited by its intention to qualify as a regulated investment company under the Code and may bear adversely on its ability to so qualify. If a Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, shareholders of that Fund would be subject to the risk of diminished returns.
Pandemic Risk:   The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Funds hold, and may adversely affect the Funds’ investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Funds’ investments, the Funds and a shareholder’s investment in the Funds. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments.

FS Series Trust
Notes to Consolidated Financial Statements — (continued)
(dollar values in thousands, except share and per share amounts)

Note 10. Concentration of Risk — (continued)

To satisfy any shareholder redemptions during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Funds may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.
The Funds and the Adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Funds, their portfolios and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Funds, their advisers and service providers, or the Funds’ portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Funds’ advisers rely and could otherwise disrupt the ability of the Funds’ service providers to perform essential tasks.
Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.
Note 11. Commitments and Contingencies
The Funds enter into contracts that contain a variety of indemnification provisions. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management of the Adviser has reviewed the Funds’ existing contracts and expects the risk of loss to the Funds to be remote.
The Funds are not currently subject to any material legal proceedings and, to the Funds’ knowledge, no material legal proceedings are threatened against the Funds. From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Funds’ rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Funds become parties to such proceedings, the Funds would assess whether any such proceedings will have a material adverse effect upon their financial condition or results of operations.
See Note 4 for a discussion of the Funds’ commitments to the Adviser and its affiliates, which consists of the conditional obligation of the Funds to reimburse FS Investments pursuant to the terms of their respective Expense Limitation Agreements.
Note 12. Subsequent Events
The Board has approved the appointment of Crabel Capital Management, LLC to serve as an underlying manager to FSMS, effective on or about February 1, 2021. Additionally, effective February 16, 2021, the Global Macro Fund changed its name from FS Global Macro Fund to FS Alternative Income Opportunities Fund.
Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure, other than as noted above.

Supplemental Information (Unaudited)
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Funds have not had any changes in their independent registered public accounting firm or disagreements with their independent registered public accounting firm on accounting or financial disclosure matters since their inception.
Board of Trustees
Information regarding the members of the Board is set forth below. The trustees have been divided into two groups — interested trustees and independent trustees. The address for each trustee is c/o FS Series Trust, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Trust’s agreement and declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.
Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Michael C. Forman(1)	59	November 2016	Chairman	Chairman and Chief Executive Officer of FS Investments	8	FS Credit Real Estate Income Trust (since 2016); FS KKR Capital Corp. II (formerly FS Investment Corporation II) (since 2011); FS Energy and Power Fund (since 2010); and FS KKR Capital Corp. (formerly FS Investment Corporation) (since 2007)
David J. Adelman(2)	48	August 2017	Vice-Chairman	Chief Executive Officer of Campus Technologies, Inc. (since 2001); and President and Chief Executive Officer of Campus Apartments, Inc. (since 1997)	6	FS Credit Real Estate Income Trust (since 2018); and Actua Corporation (since 2011)
Independent Trustees
Philip E. Hughes, Jr.	71	March 2017	Trustee	Vice-chairman of Keystone Industries. (since 2000)	6	FS Global Credit Opportunities Fund (since 2013)
Scott J. Tarte	58	March 2017	Trustee	Chief executive officer of Sparks Marketing Group, Inc. (since 2000)	5	N/A
James W. Brown	69	August 2017	Trustee	Chief of Staff to United States Senator Robert P. Casey, Jr (2007 — 2016)	5	The Hershey Company (since 2017)

* The “Fund Complex” consists of the Funds, FS Credit Income Fund, FS Multi Alternative Income Fund and FS Global Credit Opportunities Fund.
(1)
Mr. Forman is deemed to be an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of the Adviser.

(2)
Mr. Adelman is deemed to be an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of the Adviser.

Executive Officers
Information regarding the executive officers of the Trust is set forth below. The address for each executive officer is c/o FS Series Trust, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
Name	Age	Position HeId with Registrant	Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael C. Forman	59	President	Since 2016	Chairman and Chief Executive Officer, FS Investments
William Goebel	46	Chief Financial Officer	Since 2017	Managing Director, Fund Finance, FS Investments
Stephen S. Sypherd	43	Vice President, Treasurer & Secretary	Since 2016	General Counsel, FS Investments
James F. Volk	59	Chief Compliance Officer	Since 2017	Managing Director, Fund Compliance, FS Investments
Statement of Additional Information
The Trust’s statement of additional information, dated as of April 30, 2020, as amended and supplemented to date, contains additional information regarding the Trust’s trustees and executive officers and is available upon request and without charge by calling the Trust at 1-877-628-8575 or by accessing the Fund’s Literature/Fund Resources page on FS Investments’ website at www.fsinvestments.com.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Forms N-PORT reports are available on www.fsinvestments.com.
Proxy Voting Policies and Procedures
Each Fund has delegated its proxy voting responsibility to the Adviser. Solely with regard to FSMS, the Adviser has delegated proxy voting responsibility to FSMS’s investment sub-advisers. For FSMS, each of the investment sub-advisers review any pending proxy vote decisions seeking to ensure that all votes cast for FSMS are in the best interest of FSMS and its shareholders. Shareholders may obtain a copy of the Adviser’s and the investment sub-advisers’ proxy voting policies and procedures upon request and without charge by calling the Trust at 1-877-628-8575 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Information regarding how the investment sub-advisers voted proxies relating to FSMS’s portfolio securities during the twelve-month period ended June 30 and information regarding how the Adviser voted proxies relating to each Alt Beta Fund’s portfolio securities during the twelve-month period ended June 30 will be available upon request and without charge by making a written request to the Trust’s Chief Compliance Officer at FS Series Trust, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund at 1-877-628-8575 or on the SEC’s website at http://www.sec.gov.

www.fsinvestments.com	AR20-ST
© 2021 FS Investments	TM

Item 1. Reports to Stockholders.

(b)	The following is a copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

FS INVESTMENTS

201 ROUSE BLVD

PHILADELPHIA, PA 19112

Notice of Internet Availability of Shareholder Report(s)

BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 5l MERCEDES WAY EDGEWOOD, NY 11717

FS INVESTMENTS®

Important Shareholder Report(s) Available Online and in Print by Request.

Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below:

www.fsinvestments.com/series-trust-reports

FS Series Trust Annual Report

You can request a mailed or emailed copy, or elect to receive paper reports in the future by calling or emailing (otherwise you will not receive a paper or email copy):

1-877-628-8575

service@fsinvestments.com

Go paperless! Receive communications electronically at
www.fsinvestments.com/edelivery

Item 2.   Code of Ethics.

(a)	On May 20, 2020, the Trust’s board of trustees (the “Board”) adopted an amended Code of Business Conduct and Ethics (“Code of Ethics”) that applies to all officers, trustees, directors and employees of the Trust and FS Fund Advisor, LLC (the “Adviser”), the investment adviser to the Funds, including the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)	Not applicable.

(c)	On May 20, 2020, the Board approved the amended Code of Ethics, which was amended to reflect a change to FS Investment’s personal securities transactions policy. A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Funds’ “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

(d)	During the period covered by the Annual Report included in Item 1 of this Form N-CSR, the Trust did not grant any waiver, explicit or implicit, from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Trust’s previous Code of Business Conduct and Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Funds’ “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

Item 3.   Audit Committee Financial Expert.

(a)(1)	The Board has determined that the Trust has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)	The Board has determined that Philip E. Hughes, Jr. is an “audit committee financial expert” and is “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.

(a)(3)	Not applicable.

Item 4.   Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for the fiscal years ended December 31, 2020 and 2019 for professional services rendered by Ernst & Young LLP, the Trust’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Funds’ annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements for each year were $256,850 and $188,000, respectively.

(b)	Audit-Related Fees. The aggregate fees billed for the fiscal years ended December 31, 2020 and 2019 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Funds’ financial statements and not reported in Item 4(a) above were $0 and $0, respectively. Audit-related fees for the fiscal years ended December 31, 2020 and 2019 represent fees billed for services provided in connection with consents issued by Ernst & Young.

(c)	Tax Fees. The aggregate fees billed for the fiscal years ended December 31, 2020 and 2019 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $112,541 and $127,251, respectively. Tax fees for the fiscal years ended December 31, 2020 and 2019 represent fees billed for tax compliance services provided in connection with the review of the Funds’ tax returns.

(d)	All Other Fees. No fees were billed for the fiscal years ended December 31, 2020 and 2019 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)	Audit Committee Pre-Approval Policies and Procedures.

(1)	The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and

Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Funds when retaining an auditor to perform audit, audit-related, tax and other services for the Funds. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre- approval by the Audit Committee.

(2)	All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Ernst & Young for services rendered to the Funds, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds for the fiscal years ended December 31, 2020 and 2019 were $112,541 and $127,251, respectively.

(h)	Not applicable.

Item 5.   Audit Committee of Listed Registrants.

(a)	Not applicable. The Funds are not listed issuers as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	Not applicable. The Funds are not listed issuers as defined in Rule 10A-3 under the Exchange Act.

Item 6.   Investments.

(a)	The Funds’ schedules of investments as of December 31, 2020 are included as part of the Annual Report included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Trust.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Trust.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Trust.

Item 10.   Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Funds’ shareholders may recommend nominees to the Board during the period covered by the Annual Report included in Item 1 of this Form N-CSR.

Item 11.   Controls and Procedures

(a)	The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this report on Form N-CSR and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Trust.

Item 13.   Exhibits.

(a)(1)	The Trust’s Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications of the Trust’s Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications of the Trust’s Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Series Trust

By:	/s/ MICHAEL C. FORMAN
	Name:	Michael C. Forman
	Title:	President (Principal Executive Officer)
	Date:	March 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ MICHAEL C. FORMAN
	Name:	Michael C. Forman
	Title:	President (Principal Executive Officer)
	Date:	March 1, 2021

By:	/s/ WILLIAM GOEBEL
	Name:	William Goebel
	Title:	Chief Financial Officer (Principal Financial Officer)
	Date:	March 1, 2021